As filed with the Securities and Exchange Commission on April [ ], 1998
                                                  Registration No. ___________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                                   ----------
                             CPS AUTO GRANTOR TRUSTS
                          (Issuer of the Certificates)

                                   ----------
                        CONSUMER PORTFOLIO SERVICES, INC.
                   (Originator of the Trust described herein)
             (Exact name of registrant as specified in its charter)


                California                          33-0459135
      (State or Other Jurisdiction of              (IRS Employer
      Incorporation or Organization)          Identification Number)


                                      2 Ada
                            Irvine, California 92618
                                 (714) 753-6800
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                             Charles E. Bradley, Jr.
                        Consumer Portfolio Services, Inc.
                                      2 Ada
                            Irvine, California 92618
                                 (714) 753-6800
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copy to:

                             Laura A. DeFelice, Esq.
                              MAYER, BROWN & PLATT
                                  1675 Broadway
                            New York, New York 10019
                                 (212) 506-2500


       Approximate date of commencement of proposed sale to the public:


     From time to time on or after the effective date of this registration statement, as determined by market conditions.


     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|


     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|


     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                        CALCULATION OF REGISTRATION FEE
============================================================================================================================
Title of securities to     Amount to be           Proposed maximum                 Proposed maximum            Amount of
    be registered           registered      offering price per certificate*    aggregate offering price*    registration fee
----------------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates,
Class A                     $500,000,000                 100%                         $500,000,000            $151,515.15
----------------------------------------------------------------------------------------------------------------------------
Asset Backed Certificates,
Class B                         $0                       100%                             $0                      $0
============================================================================================================================

*    Estimated solely for the purpose of calculating the registration fee.


     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                               INTRODUCTORY NOTE


         This Registration Statement contains (i) a form of Prospectus relating to the offering of Series of Asset Backed Certificates by various CPS Auto Grantor Trusts created from time to time by Consumer Portfolio Services, Inc.,
(ii) a form of Prospectus Supplement relating to future offerings by a CPS Auto Grantor Trust of a Series of Asset Backed Certificates described therein, and
(iii) a form of Prospectus Supplement relating to the offering by CPS Auto Grantor Trust 1998-2 of the particular Series of Asset Backed Certificates described therein. The forms of Prospectus Supplement relates only to the securities described therein and are forms that may be used, among others, by Consumer Portfolio Services, Inc. to offer Asset Backed Certificates under this Registration Statement.

PROSPECTUS

                            CPS Auto Grantor Trusts
            Auto Receivables Backed Certificates Issuable in Series
                             CPS Receivables Corp.
                                    Seller
                          Consumer Portfolio Services
                             Sponsor and Servicer

         This Prospectus describes certain Auto Receivables Backed Certificates (the "Certificates") that may be sold from time to time in one or more series (each, a "Series"), in amounts, at prices and on terms to be determined at the time of sale and to be set forth in a supplement to this Prospectus (each, a "Prospectus Supplement"). Each Series of Certificates may include one or more classes of Certificates, which will be issued by a trust to be formed by the Seller for the purpose of issuing one or more Series of such Certificates (each, a "Trust").

         Each class of Certificates of any Series will evidence beneficial ownership in a segregated pool of assets (the "Trust Assets"), as described herein and in the related Prospectus Supplement. The Trust Assets may consist of any combination of retail installment sales contracts between manufacturers, dealers or certain other originators and retail purchasers secured by new and used automobiles, light trucks, vans and minivans financed thereby, or participation interests therein, together with all monies received relating thereto (the "Contracts"). The Trust Assets may also include a security interest in the underlying new and used automobiles, light trucks, vans and minivans and property relating thereto, together with the proceeds thereof (the "Financed Vehicles" and, together with the Contracts, the "Receivables"). If and to the extent specified in the related Prospectus Supplement, credit enhancement with respect to the Trust Assets or any class of Certificates may include any one or more of the following: a financial guaranty insurance policy (a "Policy") issued by an insurer specified in the related Prospectus Supplement, a reserve account, a spread account, letters of credit, credit or liquidity facilities, third party payments or other support, cash deposits or other arrangements. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination, cross-support among the Receivables or over-collateralization. See "Description of the Pooling and Servicing Agreements--Credit and Cash Flow Enhancement". Except to the extent the Prospectus Supplement for a Series provides for a pre-funding period, the Receivables in the Trust Assets for a Series will have been originated or acquired by the Originators (as defined herein) on or prior to the date of issuance of the related Certificates, as described herein and in the related Prospectus Supplement. The Receivables included in a Trust will be serviced by a servicer (the "Servicer") described in the related Prospectus Supplement.

         Each Series of Certificates may include one or more classes (each, a "class"). The rights of one or more classes of Certificates of any Series may be senior or subordinate to the rights of one or more of the other classes of Certificates. A Series may include two or more classes of Certificates which may differ as to the timing, order or priority of payment, pass-through rate or amount of distributions of principal or interest or both. Information regarding each class of Certificates of a Series, together with certain characteristics of the related Receivables, will be set forth in the related Prospectus Supplement. The rate of payment in respect of principal of the Certificates of any class will depend on the priority of payment of such class and the rate and timing of payments (including prepayments, defaults, liquidations or repurchases of Receivables) on the related Receivables. A rate of payment lower or higher than that anticipated may affect the weighted average life of each class of Certificates in the manner described herein and in the related Prospectus Supplement. See "Description of the Certificates".

         PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON [PAGE 13] HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT. THE CERTIFICATES OF A GIVEN SERIES REPRESENT BENEFICIAL INTERESTS IN THE RELATED TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF CPS, ANY SELLER, ANY SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING RECEIVABLES WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY CPS, ANY SELLER, ANY SERVICER, ANY TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT. THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Offers of the Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement. Prior to issuance, there will have been no market for the Certificates of any Series, and there can be no assurance that a secondary market for the Certificates will develop, or if it does develop, that it will continue.

         Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of Certificates unless accompanied by a Prospectus Supplement.



                  The date of this Prospectus is April 8, 1998.

                              PROSPECTUS SUPPLEMENT

         The Prospectus Supplement relating to a Series of Certificates to be offered hereunder, among other things, will set forth with respect to such Series of Certificates: (i) a description of the class or classes of such Certificates, (ii) the "Pass-Through Rate" or other applicable rate (or the manner of determining such rate) and authorized denominations of each class of such Certificates; (iii) certain information concerning the Receivables and insurance polices, cash accounts, letters of credit, financial guaranty insurance policies, third party guarantees or other forms of credit enhancement, if any, relating to one or more pools of Receivables or all or part of the related Certificates; (iv) the specified interest, if any, of each class of Certificates in, and manner and priority of, the distributions from the Trust Assets; (v) information as to the nature and extent of subordination with respect to such Series of Certificates, if any; (vi) the payment date to Certificateholders; (vii) information regarding the Servicer(s) for the related Receivables; (viii) the circumstances, if any, under which the Trust may be subject to early termination; (ix) information regarding tax considerations; and
(x) additional information with respect to the method of distribution of such Certificates.

                              AVAILABLE INFORMATION

         The Sponsor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Certificates offered pursuant to this Prospectus. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional offices at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus
Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates offered hereby and thereby, nor an offer of the Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by the Sponsor with respect to the Registration Statement, either on its own behalf or on behalf of a Trust, relating to any Series of Certificates referred to in the accompanying Prospectus Supplement, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Prospectus and prior to the termination of any offering of the Certificates issued by the Trust, shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

                          REPORTS TO CERTIFICATEHOLDERS

         So long as the Certificates of a Series are in book-entry form, monthly and annual reports concerning the Certificates and the related Trust will be sent by the Trustee to Cede & Co., as the nominee of DTC and as registered holder of such Certificates pursuant to the related Pooling and Servicing Agreement. DTC will supply such reports to Certificateholders in accordance with its procedures. To the extent required by the Securities Exchange Act of 1934, as amended, the Trust will provide financial information to the Certificateholders which has been examined and reported upon, with an opinion expressed by, an independent public accountant; to the extent not so required, such financial information will be unaudited. Each Trust will be formed to own the Receivables related to the Certificates to be issued by such Trust, to issue the related Certificates and to acquire Subsequent Receivables, if available. No Trust will have any assets or obligations prior to issuance of the Certificates or will engage in any activities other than those described herein. Accordingly, no financial statements with respect to the related Trust will be included in any Prospectus Supplement.

--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to the Certificates of any Series contained in the related Prospectus Supplement to be prepared and delivered in connection with the offering of such Certificates. Certain capitalized terms used in the summary are defined elsewhere in this Prospectus on the pages indicated in the "Index of Terms".

Issuer....................... With  respect  to any  Series of  Certificates,  a
                              Trust formed pursuant to a pooling and servicing agreement (a "Pooling and Servicing Agreement") among the Seller, the Servicer and the Trustee for such Trust.

Seller....................... CPS Receivables  Corp. or another  special-purpose subsidiary of CPS (each, a "Seller"). See "The Seller and CPS.

Sponsor...................... Consumer  Portfolio  Services,  Inc. ("CPS" or the
                              "Sponsor").   See   "CPS's   Automobile   Contract
                              Portfolio" and "The Seller and CPS".

Servicer..................... The  entity  named  as  Servicer  in  the  related
                              Prospectus Supplement (the "Servicer"). Each Prospectus Supplement will specify whether the Servicer will service the Receivables in the related Receivables Pool directly or indirectly through one or more subservicers (each, a "Subservicer").

Originators.................  The Seller will acquire  Receivables,  directly or indirectly, from CPS or one or more institutions affiliated with CPS (each an "Affiliated Originator"; CPS and each Affiliated Originator are each, in such capacity, an "Originator"). Each Originator will be an entity generally in the business of originating or acquiring Receivables, or an affiliate of such entity. The Receivables will be either (i) originated by the related Originator, (ii) originated by various dealers ("Dealers"), independent finance companies ("IFCs") or deposit institutions, such as banks, thrifts and credit unions ("Deposit Institutions") and assigned to the Originator or
                              (iii) acquired by the related Originator from other originators or owners of Receivables.

Trustee...................... The  Trustee  (the  "Trustee")  for each Series of
                              Certificates will be specified in the related Prospectus Supplement.

The Certificates............. Each  Series  of   Certificates   will  be  issued
                              pursuant to the related Pooling and Servicing Agreement. The related Prospectus Supplement will specify which class or classes of Certificates of the related Series are being offered thereby.

                              Each class of Certificates will have a stated certificate balance (the "Certificate Balance") and will accrue interest on such Certificate Balance at a specified rate (with respect to each class of Certificates the "Pass- Through Rate") as set forth in the related Prospectus Supplement. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              variable or adjustable Pass-Through Rate, or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate, or the method for determining the applicable Pass-Through Rate, for each class of Certificates.

                              A Series of Certificates may include two or more classes of Certificates that differ as to timing and priority of distributions, seniority, allocations of losses, Pass-Through Rate or amount of distributions in respect of principal or interest. Additionally, distributions in respect of principal or interest in respect of any such class or classes may or may not be made upon the occurrence of specified events or on the basis of collections from designated portions of the related Receivables Pool. If specified in the related Prospectus Supplement, one or more classes of Certificates ("Strip Certificates") may be entitled to (i) principal distributions with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no principal distributions. See "Description of the Certificates--Distributions of Principal and Interest".

                              Certificates will be available for purchase in the minimum denomination specified in the related Prospectus Supplement and will be available in book- entry form unless otherwise specified in the related Prospectus Supplement. Certificateholders will be able to receive Definitive Certificates only in the limited circumstances described herein or in the related Prospectus Supplement. See
                              "Certain      Information       Regarding      the
                              Certificates--Definitive Certificates".

                              If the Servicer or any Subservicer exercises its option to purchase the Receivables of a Trust (or if not and, if and to the extent provided in the related Prospectus Supplement, satisfactory bids for the purchase of such Receivables are received), in the manner and on the respective terms and conditions described under "Description
                              of      the      Pooling       and       Servicing
                              Agreements--Termination", the Certificates will be prepaid as set forth in the related Prospectus Supplement. In addition, if the related Prospectus Supplement provides that the property of a Trust will

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                                    -5-

--------------------------------------------------------------------------------

                              include a Pre-Funding Account that will be used to purchase additional Receivables after the applicable Closing Date, one or more classes of Certificates may be subject to a partial prepayment of principal at or immediately following the end of the period specified in such Prospectus Supplement for the purchase of such additional Receivables, in the manner and to the extent specified in the related Prospectus Supplement.

The Trust Assets............. The  property of each Trust will include a pool of simple interest or precomputed interest motor vehicle installment sale contracts or motor vehicle installment loans secured by new and used automobiles, light trucks, vans and minivans (the "Receivables"), including the right to receive payments received or due on or with respect to such Receivables on or after the date or dates specified in the related Prospectus Supplement (each, a "Cutoff Date"), security interests in the vehicles financed thereby (the "Financed Vehicles"), and any proceeds from claims under certain related insurance policies. On the date of issuance of a Series of Certificates specified in the related Prospectus Supplement (the "Closing Date" for such Series), the applicable Seller will convey Receivables having the aggregate principal balance specified in such Prospectus Supplement as of the Cutoff Date specified therein to such Trust pursuant to a Pooling and Servicing Agreement among the Seller, the Servicer and the Trustee of such Trust. The property of each Trust also will include amounts on deposit in, or certain rights with respect to, certain trust accounts, including the related Collection Account, any Pre-Funding Account and any other account identified in the applicable Prospectus Supplement. See "Description of the Pooling and Servicing Agreements--Trust Accounts".

                              If the related Prospectus Supplement provides that the property of a Trust will include monies initially deposited into an account (a "Pre-Funding Account") to purchase additional Receivables after the Closing Date, the Seller will be obligated pursuant to the Pooling and Servicing Agreement to sell additional Receivables (the "Subsequent Receivables") to the related Trust, subject only to the availability thereof,

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                                    -6-

--------------------------------------------------------------------------------

                              having an aggregate principal balance approximately equal to the amount deposited to the Pre-Funding Account on the Closing Date (the "Pre-Funded Amount"), and the Trust will be obligated to purchase such Subsequent Receivables (subject to the satisfaction of certain conditions set forth in such Pooling and Servicing Agreement) from time to time during the period (the "Funding Period") specified in such Prospectus Supplement for the purchase of such Subsequent Receivables. Any Subsequent Receivables conveyed to a Trust will have been acquired by the Seller, directly or indirectly, from one or more Originators and will meet all of the credit and other criteria set forth set forth herein and in the related Prospectus Supplement. See "Risk Factors--Sales of Subsequent Receivables", "The Receivables", and "Description of the Pooling and Servicing Agreements--Sale and Assignment of Receivables" herein and "The Receivables Pool" in the related Prospectus Supplement.

                              As used in this Prospectus, the term Receivables will include the Receivables transferred to a Trust on the related Closing Date (such Receivables, the "Initial Receivables") as well as any Subsequent Receivables transferred to such Trust during the related Funding Period, if any.

                              Amounts on deposit in any Pre-Funding Account during the related Funding Period will be invested by the Trustee (as directed by the Servicer) in Eligible Investments, and any resultant investment income, less any related investment expenses ("Investment Income"), will be added, on the Distribution Date immediately following the date on which such Investment Income is paid to the Trust, to interest collections on the Receivables for the related Collection Period and distributed in the manner specified in the related Prospectus Supplement. Any funds remaining in a Pre-Funding Account at the end of the related Funding Period will be distributed as a prepayment or early distribution of principal to holders of one or more classes of the Certificates of the related Series of Certificates, in the amounts and in accordance with the payment priorities specified in the related Prospectus Supplement. In no event will a

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                                    -7-

--------------------------------------------------------------------------------

                              Funding Period continue for more than 90 days after the related Closing Date. See "Risk Factors--Pre-Funding Accounts", "--Sales of Subsequent Receivables" and "Description of the Pooling and Servicing Agreements--Trust Accounts--Pre-Funding Accounts".

Credit and Cash Flow
  Enhancement................ If and  to the  extent  specified  in the  related
                              Prospectus Supplement, credit enhancement with respect to a Trust or any class or classes of Certificates may include any one or more of the following: subordination of one or more other classes of Certificates of the same Series, reserve funds, spread accounts, surety bonds, insurance policies, letters of credit, credit or liquidity facilities, cash collateral accounts, over-collateralization, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, other agreements with respect to third party payments or other support, cash deposits, or other arrangements. To the extent specified in the related Prospectus Supplement, a form of credit enhancement with respect to a Trust or a class or classes of Certificates may be subject to certain limitations and exclusions from converge thereunder.

Pooling and Servicing
  Agreements................. The  applicable  Seller will  transfer the related
                              Receivables to a Trust pursuant to a Pooling and Servicing Agreement. The Servicer will agree with each Trust to be responsible for servicing, managing, maintaining custody of and making collections on the Receivables, either directly or indirectly through one or more Subservicers.

                              If so provided in the related Prospectus Supplement, the Servicer will advance scheduled payments under each Rule of 78s Receivable or Actuarial Receivable that are not timely made (a "Precomputed Advance") to the extent that the Servicer, in its sole discretion, expects to recoup such Precomputed Advance from subsequent payments on or with respect to such Receivable or from other Precomputed Receivables. If so provided in the related Prospectus Supplement, with

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                                    -8-

--------------------------------------------------------------------------------

                              respect to Simple Interest Receivables, the Servicer will advance any interest shortfall (a "Simple Interest Advance"). As used herein, "Advance" means any Precomputed Advance or Simple Interest Advance. The Servicer will be entitled to reimbursement of Advances from subsequent payments on or with respect to the Receivables to the extent described in the related Prospectus Supplement.

                              Unless otherwise specified in the related Prospectus Supplement, the Servicer will receive a fee for servicing the Receivables of each Trust equal to the percentage specified in the related Prospectus Supplement of the aggregate outstanding principal balance of the related Receivables Pool, plus certain late fees, prepayment charges and other administrative fees or similar charges. Fees payable to any Subservicer as compensation for performing certain servicing functions with respect to all or a portion of the Receivables in a Receivables Pool will be the responsibility of the Servicer and will not be an additional expense of the Trust. See "Description of the Pooling and Servicing Agreements--Servicing Compensation and Payment of Expenses" herein.

No Investment Companies...... None of CPS, any Seller or any Trust will register as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Cross-Collateralization...... As described in the related  Pooling and Servicing
                              Agreement and the related Prospectus Supplement, the source of payment for Certificates of each Series will be the assets of the related Trust Assets only. However, as may be described in the related Prospectus Supplement, a Series or class of Certificates may include the right to receive moneys from a common pool of Credit Enhancement which may be available for more than one Series of Certificates, such as a master reserve account, master spread account, master insurance policy or a master collateral pool consisting of similar Receivables. Notwithstanding the foregoing, and as described in the related Prospectus Supplement, no payment received on any Receivable held by any Trust may be applied

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                                    -9-

--------------------------------------------------------------------------------

                              to the payment of Certificates issued by any other Trust (except to the limited extent that certain collections in excess of the amounts needed to pay the related Certificates may be deposited in a common master reserve account, common master spread account or over-collateralization account that provides credit enhancement for more than one Series of Certificates issued pursuant to the related Pooling and Servicing Agreement).

Registration of
Certificates................. Certificates   may  be   represented   by   global
                              securities registered in the name of Cede & Co. ("Cede"), as nominee of The Sellery Trust Company ("DTC"), or another nominee. In such case, Certificateholders will not be entitled to receive definitive securities representing such Certificateholders' interests, except in certain circumstances described in the related Prospectus Supplement. See "Description of the Certificates--Book-Entry Registration" herein.

Optional Termination......... The Servicer, CPS, or, if specified in the related
                              Prospectus Supplement, certain other entities may, at their respective options, effect early retirement of a Series of Certificates under the circumstances and in the manner set forth herein under "Description of The Pooling and Servicing Agreement--Termination" and in the related Prospectus Supplement.

Mandatory Termination........ The  Trustee,   the  Servicer  or  certain   other
                              entities specified in the related Prospectus Supplement may be required to effect early retirement of all or any portion of a Series of Certificates by soliciting competitive bids for the purchase of the Trust Assets or otherwise, under other circumstances and in the manner specified in "Description of The Pooling and
                              Servicing Agreement--Termination" and in the related Prospectus Supplement.

Tax Considerations........... Certificates  of each Series  offered hereby will, for federal income tax purposes, constitute interests in a Trust treated as a grantor trust under applicable provisions of the Code. The Prospectus Supplement for each Series of Certificates will summarize, subject to the limitations stated therein, federal income tax considerations relevant to the purchase, ownership and

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                                    -10-

--------------------------------------------------------------------------------

                              disposition  of such  Certificates.  Investors are
                              advised to consult their tax advisors and to review "Certain Federal and State Income Tax Consequences" in the related Prospectus Supplement.

ERISA Considerations......... The  Prospectus  Supplement  for  each  Series  of
                              Certificates will summarize, subject to the limitations discussed therein, considerations under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), relevant to the purchase of such Certificates by employee benefit plans and individual retirement accounts. See "ERISA Considerations" in the related Prospectus Supplement.

Ratings...................... Each class of  Certificates  offered  pursuant  to this Prospectus and the related Prospectus Supplement will, unless otherwise specified in the related Prospectus Supplement, be rated in one of the four highest rating categories by one or more "national statistical rating organizations", as defined in the Exchange Act, and commonly referred to as "Rating Agencies". Such ratings will address, in the opinion of such Rating Agencies, the likelihood that the Trust will be able to make timely payment of all amounts due on the related Certificates in accordance with the terms thereof. Such ratings will neither address any prepayment or yield considerations applicable to any Certificates nor constitute a recommendation to buy, sell or hold any Certificates. The ratings expected to be received with respect to any Certificates will be set forth in the related Prospectus Supplement.

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                                    -11-

                                 RISK FACTORS

         Prospective Certificateholders should consider, among other things, the following factors in connection with the purchase of Certificates:

         Limited Liquidity. There can be no assurance that a secondary market for the Certificates of any Series or class will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of such Certificates. The Prospectus Supplement for any Series of Certificates may indicate that an underwriter specified therein intends to establish and maintain a secondary market in such Certificates; however, no underwriter will be obligated to do so. The Certificates will not be listed on any securities exchange.

         Pre-Funding Accounts. If so provided in the related Prospectus Supplement, on the Closing Date the Seller will deposit the Pre-Funded Amount specified in such Prospectus Supplement into the Pre-Funding Account. In no event will the Pre-Funded Amount exceed 25% of the initial aggregate principal amount of the Certificates of the related Series. The Pre-Funded Amount will be used to purchase Subsequent Receivables from the Seller (which, in turn, will acquire such Subsequent Receivables from CPS or Originators specified in the related Prospectus Supplement) from time to time during the related Funding Period. During the related Funding Period and until such amounts are applied by the Trustee to purchase Subsequent Receivables, amounts on deposit in the Pre-Funding Account will be invested by the Trustee (as instructed by the Servicer) in Eligible Investments, and any investment income with respect thereto (net of any related investment expenses) will be added to amounts received on or in respect of the Receivables during the related Collection Period and allocated to interest and will be distributed on the Distribution Date pursuant to the payment priorities specified in the related Prospectus Supplement. No Funding Period will end more than 90 days after the related Closing Date.

         To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Receivables by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to Certificateholders on the Distribution Date at or immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement. Any such prepayment of principal could have the effect of shortening the weighted average life of the Certificates of the related Series. In addition, holders of the related Certificates will bear the risk that they may be unable to reinvest any such principal prepayment at yields at least equal to the yield on such Certificates.

         Sales of Subsequent Receivables. If so provided in the related Prospectus Supplement, the Seller will be obligated pursuant to the Pooling and Servicing Agreement to sell Subsequent Receivables to the Trust, and the Trust will be obligated to purchase such Subsequent Receivables, subject only to the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement and described in the related Prospectus Supplement. If the principal amount of the eligible Subsequent Receivables acquired by the Seller from CPS during a Funding Period is less than the Pre-Funded Amount, the Seller may have insufficient Subsequent Receivables to transfer to a Trust and holders of one or more classes of the related Series of Certificates may receive a prepayment or early distribution of principal at the end of the Funding Period as described above under "Pre-Funding Accounts".

         Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement; (ii) the Seller shall not have selected such Subsequent Receivables in a manner that is adverse to the interests of holders of the related Certificates; (iii) as of the respective Cutoff Dates for such Subsequent Receivables, all of the Receivables in the
Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; and (iv) the Seller must execute and deliver to such Trust a written assignment conveying such Subsequent Receivables to such Trust. In addition, as and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the condition subsequent, among others, which must be satisfied within the applicable time period specified in the related Prospectus Supplement, that the Seller deliver certain legal opinions to the related Trustee with respect to the validity of the conveyance of the Subsequent Receivables to the Trust. If any such conditions precedent or conditions subsequent are not met with respect to any Subsequent Receivables within the time period specified in the related Prospectus Supplement, CPS or the Seller, as specified in the related Prospectus Supplement, will be required to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Repurchase Amounts therefor.

         Except as described herein and in the related Prospectus Supplement, there will be no other required characteristics of Subsequent Receivables. Therefore, the characteristics of the entire Receivables Pool included in any Trust may vary significantly as Subsequent Receivables are conveyed to such Trust from time to time during the Funding Period or Revolving Period. See "The Receivables" herein.

         Certain Legal Aspects--Consumer Protection Laws. Federal and state consumer protection laws impose requirements on creditors in connection with extensions of credit and collections of retail installment loans, and certain of these laws make an assignee of such a loan (such as a Trust) liable to the obligor thereon for any violation by the lender. To the extent specified herein and in the related Prospectus Supplement, CPS will be obligated to repurchase any Receivable that fails to comply with such legal requirements from the Seller and the Seller from the Trust, and the Seller and the Servicer will undertake to enforce such obligation on behalf of the Trust. See "Certain Legal Aspects of the Receivables--Consumer Protection Laws".

         Nature of Obligors. The Obligors on the Receivables to be conveyed to a Trust will include "sub-prime" borrowers who have limited or adverse credit histories, low income or past credit problems and, therefore, are unable to obtain financing from traditional sources of consumer credit. The average interest rate charged by CPS to such "sub-prime" borrowers is generally higher than that charged to more creditworthy customers. The payment experience on receivables of obligors with this credit profile is likely to be different from that on receivables of traditional auto financing sources in that default rates are likely to be higher. In addition, the payment experience on such receivables is likely to be more sensitive to changes in the economic climate in the areas in which such obligors reside. As a result of the credit profile of the obligors and the APRs of such receivables, the historical credit loss and delinquency rates on such receivables are generally higher than those experienced by banks and the captive finance companies of the automobile manufacturers.

         Social, Economic and Other Factors. The ability of the Obligors to make payments on the Receivables, as well as the prepayment experience thereon, will be affected by a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perceptions of economic conditions generally. However, the Seller is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect the Receivables.

         Ownership of Receivables. In connection with the issuance of any Series of Certificates, one or more Originators will originate Receivables. CPS will warrant in a Pooling and Servicing Agreement that the transfer of the Contracts to such Trust is either a valid assignment, transfer and conveyance of the Receivables to the Trust or the Trustee on behalf of the Certificateholders has a valid security interest in such Receivables. As will be described in the related Prospectus Supplement, the related Pooling and Servicing Agreement will provide that the Trustee will be required to maintain possession of the original copies of all Receivables that constitute chattel paper; provided that the Servicer may take possession of such original copies as necessary for the enforcement of any Receivable. If the Servicer, the Trustee or other third party, while in possession of any Receivable, sells or pledges and delivers such Receivable to another party, in violation of the Receivables Purchase Agreement or the Pooling and Servicing Agreement, there is a risk that such other party could acquire an interest in such Receivable having a priority over the Trust's interest. Furthermore, if the Servicer or a third party, while in possession of any Receivable, is rendered insolvent, such event of insolvency may result in competing claims to ownership or security interests in such Receivable. Such an attempt, even if unsuccessful, could result in delays in payments on the Certificates. If successful, such attempt could result in losses to the Certificateholders or an acceleration of the repayment of the Certificates. CPS will be obligated to repurchase any Receivable if there is a breach of CPS's representations and warranties that materially and adversely affects the interests of the Trust in such Receivable and such breach has not been cured.

         Certain Legal Aspects. The transfer of the Receivables by the applicable Seller to the Trustee pursuant to the related Pooling and Servicing Agreement, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the UCC as in effect in various states. As specified in each Prospectus Supplement, no action will be taken to perfect the rights of the Trustee in proceeds of any VSI insurance policy (as hereinafter defined) insurance policies covering individual Financed Vehicles or Obligors. Therefore, the rights of a third party with an interest in such proceeds could prevail against the rights of the Trust prior to the time such proceeds are deposited by the Servicer into a Trust Account (as hereinafter defined). See "Certain Legal Aspects of the Receivables".

         In connection with each sale of Receivables, security interests in the Financed Vehicles securing the Receivables will be assigned by the Originators to the Seller. Due to the administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended or reissued to reflect the assignment to the Trust. In the absence of such an amendment or reissuance, the Trust may not have a perfected security interest in the Financed Vehicles securing the Receivables in some states. By virtue of the assignment of the applicable Purchase Agreement to the related Trust, CPS will be obligated to repurchase any Receivable sold to the Trust as to which there did not exist on the Closing Date a perfected security interest in the name of CPS in the Financed Vehicle, and the Servicer will be obligated to purchase any Receivable sold to the Trust as to which it failed to maintain a perfected security interest in the name of CPS in the Financed Vehicle securing such Receivable if, in either case, such breach materially and adversely affects such Receivable and if such failure or breach is not cured prior to the expiration of the applicable cure period. To the extent the security interest of the Originator is perfected, the Trust will have a prior claim over subsequent purchasers of such Financed Vehicle and holders of subsequently perfected security interests. However, as against liens for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable, or through fraud, forgery, negligence or error, the Originator, and therefore the Trust, could lose the priority of its security interest or its security interest in a Financed Vehicle. Neither CPS nor the Servicer will have any obligation to purchase a Receivable as to which a lien for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable result in losing the priority of the security interest in such Financed Vehicle after the Closing Date. See "Certain Legal Aspects of the Receivables--Security Interests in Financed Vehicles". Federal and state consumer protection laws impose requirements upon creditors in connection with extensions of credit and collections of retail installment loans and certain of these laws make an assignee of such a loan liable to the obligor thereon for any violation by the lender. Pursuant to the applicable Purchase Agreement, CPS will be obligated to repurchase any Receivable materially and adversely affected by the failure to comply with such requirements. See "Certain Legal Aspects of the Receivables".

         Each Seller has taken or will take steps in structuring the transactions contemplated hereby that are intended to ensure that the voluntary or involuntary application for relief by CPS or an applicable Affiliated Originator under the United States Bankruptcy Code or similar state laws
("Insolvency Laws") will not result in consolidation of the assets and liabilities of the Seller with those of CPS or such applicable Affiliated Originator. These steps include the creation of each Seller as a separate, limited-purpose subsidiary pursuant to articles of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of a Seller would not result in a court concluding that the assets and liabilities of such Seller should be consolidated with those of CPS or such Affiliated Originator in a proceeding under any Insolvency Law. If a court were to reach such a conclusion, then delays in distributions on the related Certificates could occur or reductions in the amounts of such distributions could result. See "The Seller and the Servicer".

         CPS will warrant to the Seller in each Purchase Agreement to which it is a party that the sale of the Receivables by it or the applicable Affiliated Originator to the Seller is a valid sale of such Receivables to such Seller. In addition, CPS or the applicable Affiliated Originator and each Seller will treat the transactions described herein as a sale of the Receivables to the Seller, and each Seller has taken and will take all actions that are required to perfect the Seller's ownership interest in the Receivables. Notwithstanding the foregoing, if CPS or the applicable Affiliated Originator were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or such debtor itself were to take the position that the sale of Receivables to the Seller should be recharacterized as a pledge of such Receivables to secure a borrowing of such Seller, then delays in payments of collections of Receivables to the Seller could occur or, should the court rule in favor of any such trustee, debtor or creditor, reductions in the amount of such payments could result. If the transfer of Receivables to the Seller is recharacterized as a pledge, a tax or government lien on the property of CPS arising before the transfer of a Receivable to the Seller may have priority over the Seller's interest in such Receivable. If the transactions contemplated herein are treated as a sale, the Receivables would not be part of the Originator's bankruptcy estate and would not be available to the Originator's creditors.

         The U.S. Court of Appeals for the Tenth Circuit issued its opinion in Octagon Gas Systems, Inc. v. Rimmer (In re Meridian Reserve, Inc.) (decided May 27, 1993) in which it concluded (noting that its position is in contrast to that taken by another court) that accounts receivable sold by the debtor prior to the filing for bankruptcy remain property of the debtor's bankruptcy estate. Although the Receivables are likely to be viewed as "chattel paper", as defined under the Uniform Commercial Code, rather than as accounts, the rationale behind the Octagon holding is equally applicable to chattel paper. The circumstances under which the Octagon ruling would apply are not fully known, and the extent to which the Octagon decision will be followed in other courts or outside of the Tenth Circuit is not certain. If the holding in the Octagon case were applied in an Originator bankruptcy, however, even if the transfers of Receivables to the Seller and to the Trust were treated as sales, the Receivables would be part of the Originator's bankruptcy estate and would be subject to claims of certain creditors and delays and reductions in payments to the Certificateholders could result. CPS will warrant in the Purchase Agreement to which it is a party that the sale of the Receivables by the Originators to the Seller is a valid sale of the Receivables to the Seller, and the Seller will warrant in the Pooling and Servicing Agreement that the sale of the Receivables to the Trust is a valid sale of the Receivables to the Trust.

         Restrictions on Recoveries. Unless specific limitations are described on the related Prospectus Supplement with respect to specific Receivables, all Receivables will provide that the obligations of the Obligors thereunder are absolute and unconditional, regardless of any defense, set-off or abatement which the Obligor may have against the Originators or any other person or entity whatsoever. CPS will warrant that no claims or defenses have been asserted or threatened with respect to the Receivables and that all requirements of applicable law with respect to the Receivables have been satisfied.

         In the event that CPS, the Servicer or the Trustee must rely on repossession and disposition of Financed Vehicles to recover scheduled payments due on Defaulted Receivables (as defined in the related Pooling and Servicing Agreement), the Trust may not realize the full amount due on a Receivable (or may not realize the full amount on a timely basis). Other factors that may affect the ability of the Trust to realize the full amount due on a Receivable include whether amendments to certificates of title relating to the Financed Vehicles had been filed, depreciation, obsolescence, damage or loss of any financed Vehicle, and the application of Federal and state bankruptcy and insolvency laws. As a result, the Certificateholders may be subject to delays in receiving payments and suffer loss of their investment in the Certificates.

         Insurance on Financed Vehicles. Each Receivable generally requires the Obligor to maintain insurance covering physical damage to the financed Vehicle in an amount not less than the unpaid principal balance of such Receivable pursuant to which CPS or an Affiliated Originator is named as a loss payee. Since the Obligors select their own insurers to provide the requisite coverage, the specific terms and conditions of their policies vary.

         In addition, although each Receivable generally gives CPS or the Affiliated Originator the right to force place insurance coverage in the event the required physical damage insurance on a Vehicle is not maintained by an Obligor, neither CPS nor the Affiliated Originator nor the Servicer is obligated to place such coverage. In the event insurance coverage is not maintained by Obligors and coverage is not force placed, then insurance recoveries may be limited in the event of losses or casualties to Financed Vehicles included in the Trust Assets, as a result of which Certificateholders could suffer a loss on their investment.

         Delinquencies. There can be no assurance that the historical levels of delinquencies and losses experienced by CPS on its respective loan and vehicle portfolio will be indicative of the performance of the Contracts included in the Trust or that such levels will continue in the future. Delinquencies and losses could increase significantly for various reasons, including changes in the federal income tax laws, changes in the local, regional or national economies or due to other events.

         Subordination; Limited Assets. To the extent specified in the related Prospectus Supplement, distributions of interest and principal on one class of Certificates of a Series may be subordinated in priority of payment to interest and principal due on other classes of Certificates of a related Series. Moreover, each Trust will not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the related Receivables and, to the extent provided in the related Prospectus Supplement, the related reserve account, spread account, and any other Credit Enhancement. The Certificates represent obligations solely of the related Trust or debt secured by the related Trust Assets, and will not represent a recourse obligation to other assets of CPS or the Seller. No Certificates of any Series will be insured or guaranteed by CPS, the Seller, the Servicer, or the applicable Trustee. Consequently, holders of the Certificates of any Series must rely for repayment primarily upon payments on the Receivables and, if and to the extent available, any Credit Enhancement, all as specified in the related Prospectus Supplement.

         Book-Entry Registration. Issuance of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain definitive physical securities representing such Certificateholders' interests, except in certain circumstances described in the related Prospectus Supplement.

         Since transactions in Certificates will, in most cases, be effected only through DTC, direct or indirect participants in DTC's book-entry system ("Direct Participants" or "Indirect Participants") or certain banks, the ability of a Certificateholder to pledge a Security to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect to such Certificates, may be limited due to lack of a physical security representing the Certificates.

         Certificateholders may experience some delay in their receipt of distributions of interest on and principal of the Certificates since distributions may be required to be forwarded by the Trustee to DTC and, in such case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable class of Certificateholders either directly or indirectly through Indirect Participants. See "Description of the Certificates--Book-Entry Registration".

         Security Rating. The rating of Certificates credit enhanced by a letter of credit, financial guaranty insurance policy, reserve fund, credit or liquidity facilities, cash deposits or other forms of credit enhancement
(collectively "Credit Enhancement") will depend primarily on the creditworthiness of the issuer of such external Credit Enhancement device (a "Credit Enhancer"). Any reduction in the rating assigned to the claims-paying ability of the related Credit Enhancer to honor its obligations pursuant to any such Credit Enhancement below the rating initially given to the Certificates would likely result in a reduction in the rating of the Certificates.

         Maturity and Prepayment Considerations. All of the Receivables are prepayable at any time. The rate of prepayments on the Receivables may be influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a receivable without the consent of the Originator or CPS. (For this purpose the term "prepayments" includes prepayments in full, certain partial prepayments related to refunds of extended service contract costs and unearned insurance premiums, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayment on the Receivables may also be influenced by the structure of the loan, the nature of the Obligors and the Financed Vehicles and servicing decisions as discussed above. In addition, under certain circumstances, CPS is obligated to repurchase Receivables as a result of breaches of representations and warranties, and under certain circumstances the Servicer is obligated to purchase Receivables pursuant to the Pooling and Servicing Agreement as a result of breaches of certain covenants. Subject to certain conditions, the Servicer also has the right to purchase the Receivables when the aggregate principal balance thereof is 10% or less of the aggregate principal balance thereof on the Cutoff Date. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Certificateholders.

         The rate of prepayments of Receivables cannot be predicted and is influenced by a wide variety of economic, social, and other factors, including prevailing interest rates, the availability of alternate financing and local and regional economic conditions. Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

         Certificateholders should consider, in the case of Certificates purchased at a discount, the risk that a slower than anticipated rate of prepayments on the Receivables could result in an actual yield that is less than the anticipated yield and, in the case of any Certificates purchased at a premium, the risk that a faster than anticipated rate of prepayments on the Receivables could result in an actual yield that is less than the anticipated yield.

         Limitations on Interest Payments and Foreclosures. Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), or similar state legislation, an Obligor who enters military service after the origination of the related Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Receivable and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Obligor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Receivables. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Receivable during the Obligor's period of active duty status. Thus, in the event that such a Receivable goes into default, there may be delays and losses occasioned by the inability of the Servicer to realize upon the Financed Vehicle in a timely fashion.

         Financial Condition of CPS. CPS is generally not obligated to make any payments in respect of the Certificates or the Receivables of a specific Trust. If CPS were to cease acting as Servicer, delays in processing payments on the Receivables and information in respect thereof could occur and result in delays in payments to the Certificateholders.

         In certain circumstances, CPS will be required to acquire Receivables from the related Trust with respect to which such representations and warranties have been breached. In the event that CPS is incapable of complying with its repurchase obligations and no other party is obligated to perform or satisfy such obligations, Certificateholders of the applicable Trust may be subject to delays in receiving payments and suffer loss of their investment in the Certificates.

         The related Prospectus Supplement will set forth certain information regarding CPS. In addition, CPS is subject to the information requirements of the Exchange Act and, in accordance therewith, file reports and other information with the Commission. For further information regarding CPS reference is made to such reports and other information which are available as described under "Available Information".

                            FORMATION OF THE TRUST

         With respect to each Series of Certificates, the Seller will establish a separate Trust pursuant to a Pooling and Servicing Agreement for the transactions described herein and in the related Prospectus Supplement. The Seller will establish each Trust by selling and assigning the Trust Assets, as described below, to the applicable Trustee in exchange for Certificates issued by such Trust. Prior to such sale and assignment, the Trust will have no assets or obligations or any operating history. The Trust will not engage in any business. The Trust will hold the Receivables, issue the Certificates and distribute payments on the Certificates.

         The Servicer will initially service the Receivables comprising the Trust Assets pursuant to the related Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Pooling and Servicing Agreements--Servicing Compensation". The Trustee will be appointed custodian for the Receivables and the certificates of title relating to the Financed Vehicles, and the Receivables and such certificates of title will be delivered to and held in physical custody by the Trustee. However, the Receivables will not be marked or stamped to indicate that they have been sold to the Trust, and the certificates of title of the Financed Vehicles will not be endorsed or otherwise amended to identify the Trustee as the new secured party. See "Certain Legal Aspects of the Receivables".

         No Trust will acquire any assets other than the Trust Assets, and it is not anticipated that any Trust will have any need for additional capital resources. Because a Trust will have no operating history upon its establishment and will not engage in any business other than acquiring and holding the Trust Assets, issuing the Certificates and distributing payments on the Certificates, no historical or pro forma financial statements or ratios of earnings to fixed charges with respect to any Trust have been included herein.

                               THE TRUST ASSETS

         Each Certificate issued by a Trust will represent a fractional undivided interest in such Trust, other than interest received by the Trust in excess of the applicable Pass-Through Rate for such Certificate, as specified in the applicable Prospectus Supplement. To the extent specified in the Prospectus Supplement for a Trust, the Trust Assets of a Trust will include a pool (a "Receivables Pool") of retail installment sale contracts between dealers (the "Dealers") in new and used automobiles, light trucks, vans and minivans and retail purchasers (the "Obligors") and, with respect to Rule of 78's Receivables, certain monies due thereunder after the applicable Cutoff Date, and, with respect to Simple Interest Receivables, certain monies received thereunder after the applicable Cutoff Date. Pursuant to agreements between the Dealers and CPS ("Dealer Agreements"), the Receivables will be purchased by CPS. As further described in the related Prospectus Supplement, the Trust Assets of a Trust will also include (i) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Trustee pursuant to the Agreement; (ii) the rights of the Seller under the Purchase Agreement; (iii) security interests in the Financed Vehicles; (iv) the rights of the Seller to receive any proceeds with respect to the Receivables from claims on physical damage, credit life and credit accident and health insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (v) the rights of the Seller to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the Financed Vehicles or Obligors, as the case may be; and (vi) any and all proceeds of the foregoing. If so specified in the related Prospectus Supplement, the Trust Assets also will include the Credit Enhancement provided for the benefit of the Certificateholders of such Trust. Any Payahead Account will be maintained with the applicable Trustee for the benefit of the Obligors, but will not be part of the Trust.

         If so provided in the related Prospectus Supplement, the property of a Trust may also include a Pre-Funded Amount, which the Seller will deposit to the Pre-Funding Account on the Closing Date and which will be used by the Trust to purchase Subsequent Receivables from the Seller during the related Funding Period. Any Subsequent Receivables so conveyed to a Trust will also be assets of such Trust.

         If the protection provided to Certificateholders, if any, by any such Credit Enhancement is insufficient, such Certificateholders will have to look to payments by or on behalf of Obligors on the related Receivables and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables for distributions of principal and interest on the Certificates. In such event, certain factors, such as the applicable Trust's not having perfected security interests in all of the Financed Vehicles, may limit the ability of a Trust to realize on the collateral securing the related Receivables, or may limit the amount realized to less than the amount due under the related Receivables. Certificateholders may thus be subject to delays in payment on, or may incur losses on their investment in, such Certificates as a result of defaults or delinquencies by Obligors and depreciation in the value of the related Financed Vehicles. See "Description of the Pooling and Servicing Agreements--Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables".

         The Receivables comprising the Trust Assets will, as specifically described in the related Prospectus Supplement, be either (i) originated by CPS or an Affiliated Originator, (ii) originated by various manufacturers (or their captive finance companies) and acquired by CPS or an Affiliated Originator,
(iii) originated by various Dealers, IFCs or Deposit Institutions and acquired by CPS or an Affiliated Originator or (iv) acquired by CPS or an Affiliated Originator from other originators or owners of Receivables. Such Receivables will generally have been originated by CPS, or an Affiliated Originator, or acquired by CPS, or an Affiliated Originator, in accordance with CPS's specified underwriting criteria. The underwriting criteria applicable to the Receivables included in any Trust will be described in all material respects in the related Prospectus Supplement.

         The Receivables included in the Trust Assets will be selected from those Receivables held by CPS and each applicable Affiliated Originator based on the criteria specified in the applicable Pooling and Servicing Agreement and described herein or in the related Prospectus Supplement.

                   ACQUISITION OF RECEIVABLES BY THE SELLER

         On or prior to each Closing Date, CPS and each applicable Affiliated Originator will sell and assign to the Seller, without recourse, except as provided in the Purchase Agreement, its entire interest in the applicable Receivables, together with its security interests in the Financed Vehicles, pursuant to a purchase agreement between CPS or the applicable Affiliated Originator and the Seller (the "Purchase Agreement").

         In each Purchase Agreement to which it is a party, CPS will represent and warrant to the Seller, among other things, that (i) the information provided with respect to the applicable Receivables (including Receivables sold to the Seller by an Affiliated Originator (such Receivables "Affiliate Recivables")) is correct in all material respects; (ii) at the date of issuance of the Certificates, physical damage insurance covering each Financed Vehicle is in effect in accordance with CPS's normal requirements; (iii) at the date of issuance of the applicable Certificates, the related Receivables are free and clear of all security interests, liens, charges, and encumbrances and no offsets, defenses, or counterclaims against Dealers have been asserted or threatened; (iv) at the date of issuance of the Certificates, each of the Receivables is or will be secured by a first-priority perfected security interest in the Financed Vehicle in favor of CPS or the applicable Affiliated Originator; and (v) each Receivable, at the time it was originated, complied and, at the date of issuance of the Certificates, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of the second (or, if CPS elects, the first) month following the discovery by or notice to the Seller and CPS of a breach of any representation or warranty that materially and adversely affects a Receivable, unless the breach is cured, CPS will purchase such Receivable from the Trust for the Purchase Amount. The "Purchase Amount" equals the unpaid principal balance owed by the Obligor plus interest thereon at the respective APR to the last day of the month of repurchase. The repurchase obligation will constitute the sole remedy available to the Certificateholders, the Certificate Insurer or the Trustee for any such uncured breach.

                                THE RECEIVABLES

Receivables Pools

         Information with respect to the Receivables in the related Receivables Pool will be set forth in the related Prospectus Supplement, including, to the extent appropriate, the composition of such Receivables and the distribution of such Receivables by geographic concentration, payment frequency and current principal balance as of the applicable Cut-off Date.

         If so provided in the related Prospectus Supplement, the Seller will be obligated pursuant to the Pooling and Servicing Agreement to sell Subsequent Receivables to the Trust, and the Trust will be obligated to purchase such Subsequent Receivables, subject only to the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement and described in the related Prospectus Supplement. If the principal amount of the eligible Subsequent Receivables acquired by the Seller from the Originator during a Funding Period is less than the Pre-Funded Amount, the Seller may have insufficient Subsequent Receivables to transfer to a Trust and holders of one or more classes of
the  related  Series  of   Certificates   may  receive  a  prepayment  or  early
distribution of principal at the end of the Funding Period as described above under "Risk Factors--Pre-Funding Accounts".

         Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement; (ii) the Seller shall not have selected such Subsequent Receivables in a manner that is adverse to the interests of holders of the related Certificates; (iii) as of the respective Cutoff Dates for such Subsequent Receivables, all of the Receivables in the
Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; and (iv) the Seller must execute and deliver to such Trust a written assignment conveying such Subsequent Receivables to such Trust. In addition, as and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the condition subsequent, among others, which must be satisfied within the applicable time period specified in the related Prospectus Supplement, that the Seller deliver certain legal opinions to the related Trustee with respect to the validity of the conveyance of the Subsequent Receivables to the Trust. If any such conditions precedent or conditions subsequent are not met with respect to any Subsequent Receivables within the time period specified in the related Prospectus Supplement, CPS or the Seller, as specified in the related Prospectus Supplement, will be required to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Repurchase Amounts therefor.

         Except as described herein and in the related Prospectus Supplement, there will be no other required characteristics of Subsequent Receivables. Therefore, the characteristics of the entire Receivables Pool included in any Trust may vary significantly as Subsequent Receivables are conveyed to such Trust from time to time during the Funding Period or Revolving Period.

The Receivables

         As specified in the related Prospectus Supplement, the Receivables may consist of any combination of Rule of 78s Receivables, Actuarial Receivables or Simple Interest Receivables. Generally, "Rule of 78s Receivables" provide for fixed level monthly payments which will amortize the full amount of the Receivable over its term. The Rule of 78s Receivables provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method (the "Rule of 78s"). Each Rule of 78s Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in monthly installments on the related due date, which total represents the principal amount financed and finance charges in an amount calculated on the basis of a stated annual percentage rate ("APR") for the term of such Receivable. The rate at which such amount of finance charges is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal balance of the related Receivable are calculated in accordance with the Rule of 78s. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, as specified in the related Prospectus Supplement, all payments received by the Servicer on or in respect of the Rule of 78s Receivables may be allocated on an actuarial or simple interest basis.

         Generally, "Actuarial Receivables" provide for monthly payments with a final fixed value payment which is greater than the scheduled monthly payments. An Actuarial Receivable provides for amortization of the amount financed over a series of fixed level payment monthly installments, but also requires a final fixed value payment due after payment of such monthly installments which may be satisfied by (i) payment in full in cash of such amount, (ii) transfer of the Financed Vehicle to CPS, provided certain conditions are satisfied or (iii) refinancing the fixed value payment in accordance with certain conditions.

         "Simple Interest Receivables" provide for the amortization of the amount financed under the Receivable over a series of fixed level monthly payments. However, unlike the monthly payment under Rule of 78s Receivables, each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

         If an Obligor elects to prepay a Rule of 78s Receivable in full, it is entitled to a rebate of the portion of the outstanding balance then due and payable attributable to unearned finance charges. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the Obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78s Receivable calculated in accordance with the Rule of 78s will always be less than had such rebate been calculated on an actuarial basis and generally will be less than the remaining scheduled payments of interest that would be due under a Simple Interest Receivable for which all payments were made on schedule. Distributions to Certificateholders may not be affected by Rule of 78s rebates under the Rule of 78s Receivable because, as specified in the related Prospectus Supplement, such distributions may be determined using the actuarial or simple interest method.

Delinquencies, Repossessions, And Net Losses

         Certain information relating to CPS's or the applicable Affiliated Originators' delinquency, repossession and net loss experience with respect to Receivables it has originated or acquired will be set forth in each Prospectus Supplement. This information may include, among other things, the experience with respect to all Receivables in CPS's or the applicable Affiliated Originators' portfolio during certain specified periods. There can be no assurance that the delinquency, repossession and net loss experience with respect to any Trust will be comparable to CPS's or the applicable Affiliated Originators' prior experience.

Maturity And Prepayment Considerations

         As more fully described in the related Prospectus Supplement, if a Receivable permits prepayment, such payment, together with accelerated payments resulting from defaults, will shorten the weighted average life of the related pool of Receivables and the weighted average life of the related Certificates. The rate of prepayments on the Receivables may be influenced by a variety of economic, financial and other factors. In addition, under certain circumstances, CPS will be obligated to acquire Receivables from the related Trust pursuant to the applicable Pooling and Servicing Agreement or Purchase Agreement as a result of breaches of representations and warranties. Any reinvestment risks resulting from a faster or slower amortization of the related Certificates which results from prepayments will be borne entirely by the related Certificateholders.

         The related Prospectus Supplement will set forth certain additional information with respect to the maturity and prepayment considerations applicable to a particular pool of Receivables and the related Series of
Certificates,   together  with  a  description  of  any  applicable   prepayment
penalties.

                      CPS'S AUTOMOBILE CONTRACT PORTFOLIO

General

         CPS was incorporated in the State of California on March 8, 1991. CPS and its subsidiaries engage primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers located primarily in California, Florida, Pennsylvania, Texas, Illinois and Nevada. CPS specializes in Contracts with borrowers ("Sub-Prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Sub-Prime Borrowers generally have limited credit history, lower than average income or past credit problems.

         CPS purchases Contracts from Dealers with the intent to resell them. Prior to the issuances of the Certificates, Contracts have been sold to institutional investors either as bulk sales or as private placements of securities collateralized by the Contracts. Purchasers of Contracts receive a pass-through rate of interest set at the time of the sale, and CPS receives a base servicing fee for its duties relating to the accounting for and collection of the Contracts. In addition, CPS is entitled to certain excess servicing fees that represent collection on the Contracts in excess of those required to pay principal and interest due to the investor at face value and without recourse except that the representations and warranties made to CPS by the Dealers are similarly made to the investors by CPS. CPS has some credit risk with respect to the excess servicing fees it receives in connection with the sale of contracts to investors and its continued servicing function since the receipt by CPS of such excess servicing fees is dependent upon the credit performance of the Contracts. Additional information with respect to CPS's automobile contract portfolio, including information regarding CPS's underwriting criteria and servicing and collection procedures, as well as information relating to any applicable Affiliated Originator, will be set forth in each Prospectus Supplement.


         The principal executive offices of CPS are located at 2 Ada, Irvine, California 92618. CPS's telephone number is (714) 753-6800.

         For further information about CPS see "CPS's Automobile Contract Portfolio" in the Prospectus Supplement.


                                POOL FACTORS

         The "Pool Factor" for each class of Certificates will be a seven-digit decimal, which the Servicer will compute prior to each distribution with respect to such class of Certificates, indicating the remaining outstanding principal balance of such class of Certificates as of the applicable Distribution Date, as a fraction of the initial outstanding principal balance of such class of Certificates. Each Pool Factor will be initially 1.0000000, and thereafter will decline to reflect reductions in the outstanding principal balance of the applicable class of Certificates. A Certificateholder's portion of the aggregate outstanding principal balance of the related class of Certificates is the product of (i) the original aggregate purchase price of such Certificateholder's Certificates and (ii) the applicable Pool Factor.

         As more specifically described in the related Prospectus Supplement with respect to each Series of Certificates, the related Certificateholders of record will receive reports on or about each Distribution Date concerning the payments received on the Receivables, the Pool Balance (as such term is defined in the related Prospectus Supplement, the "Pool Balance"), each Pool Factor and various other items of information. In addition, Certificateholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law.

                                USE OF PROCEEDS

         Unless otherwise provided in the related Prospectus Supplement, the net proceeds from the sale of the Certificates of a Series will be applied by the applicable Trust to the purchase of the Receivables from the applicable Seller and to make the deposit of the Pre-Funded Amount, if any, to the Pre-Funding Account. The Seller will use the portion of such proceeds paid to it for general corporate purposes.

                              THE SELLER AND CPS


         Each Seller will be a wholly-owned subsidiary of CPS. CPS Receivables Corp. was incorporated in the State of California in June of 1994. CPS Receivables Corp. was, and each other Seller will be, organized for the limited purpose of purchasing automobile installment sale contracts from CPS and transferring such receivables to third parties and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The principal executive offices of CPS Receivables Corp. are located at 2 Ada, Irvine, California 92618; telephone (714) 753-6800.


         The Seller has taken steps in structuring the transaction contemplated hereby that are intended to make it unlikely that the voluntary or involuntary petition for relief by CPS under any Insolvency Law will result in consolidation of the assets and liabilities of the Seller or the Trust with those of CPS. These steps include the creation of the Seller as a separate, limited-purpose subsidiary pursuant to articles of incorporation containing certain limitations (including restrictions on the nature of the Seller's business and a restriction on the Seller's ability to commence a voluntary case or proceeding under any Insolvency Law without the prior unanimous affirmative vote of all of its directors). However, there can be no assurance that the activities of the Seller would not result in a court concluding that the assets and liabilities of the Seller should be consolidated with those of CPS in a proceeding under any Insolvency Law.

         The Seller has received the advice of counsel to the effect that, subject to certain facts, assumptions and qualifications, in a properly presented case under current law, in the event that CPS becomes a debtor in a case under the Bankruptcy Code, a United States Bankruptcy Court would not order the substantive consolidation of the assets and liabilities of the Seller with those of CPS. Among other things, it is assumed by counsel that the Seller will follow certain procedures in the conduct of its affairs, including maintaining records and books of account separate from those of CPS, refraining from commingling its assets with those of CPS and refraining from holding itself out as having agreed to pay, or being liable for, the debts of CPS. The Seller intends to follow and has represented to such counsel that it will follow these and other procedures related to maintaining its separate corporate identity. However, in the event that the Seller did not follow these procedures, and in certain other circumstances, there can be no assurance that a court would not conclude that the assets and liabilities of the Seller should be consolidated with those of CPS. If a court were to reach such a conclusion, or a filing were made to litigate any of the foregoing issues, delays in distributions on the Certificates (and possible reductions in the amount of such distributions) could occur. See "Special Considerations--Certain Legal Aspects".

         CPS was incorporated in the State of California on March 8, 1991. On October 22, 1992, CPS completed a public offering of 1,300,000 shares (approximately 31% of the shares then outstanding) of its common stock at an initial price of $5.00 per share. Prior to that time, 100% of the common stock of CPS was owned by CPS Holdings, Inc., a holding company the majority of the shares of which are owned by Charles E. Bradley, Sr. On March 6, 1995, CPS completed a second public offering of 1,000,000 shares (approximately 18.5% of the shares then outstanding) of its common stock at $14.75 per share. CPS and its subsidiaries engage primarily in the business of purchasing, selling and servicing Contracts originated by Dealers located primarily in California, Florida, Pennsylvania, Texas, Illinois and Nevada. CPS specializes in Contracts with Sub-Prime Borrowers who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Sub-Prime Borrowers generally have limited credit history, lower than average income or past credit problems. CPS also provides accounting and collection services to third party owners of automobile loan portfolios that were not originated by CPS. CPS's executive offices are located at 2 Ada, Irvine, California 92618; telephone (714) 753-6800.


                        DESCRIPTION OF THE CERTIFICATES

General

         Each Trust will, if so provided in the related Prospectus Supplement, issue one or more classes of Certificates pursuant to a Pooling and Servicing Agreement. A form of Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. The following summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the related Certificates and Pooling and Servicing Agreement.

         Unless otherwise specified in the related Prospectus Supplement and except for the Certificates, if any, of a Series purchased by CPS, each class of Certificates will initially be represented by one or more certificates registered in the name of the Seller. Certificates will be available for purchase in the minimum denominations specified in the related Prospectus Supplement and, unless otherwise specified in the related Prospectus Supplement, in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the related Prospectus Supplement. Accordingly, such nominee is expected to be the holder of record of the Certificates of any Series that are not purchased by CPS. Unless and until Definitive Certificates are issued under the limited circumstances described herein or in the related Prospectus Supplement, no Certificateholder (other than
CPS) will be entitled to receive a physical certificate representing a Certificate. All references herein and in the related Prospectus Supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from the Participants, and all references herein and in the related Prospectus Supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the Certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect thereto. See "Certain Information Regarding the Certificates--Book-Entry Registration" and "--Definitive Certificates". Any Certificate of a Series owned by CPS will be entitled to equal and proportionate benefits under the applicable Pooling and Servicing Agreement, except that such Certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders has given any request, demand, authorization, direction, notice, or consent or taken any other action under the related Pooling and Servicing Agreement.

Distributions of Principal and Interest

         The timing and priority of distributions, seniority, allocations of losses, Pass-Through Rate and amount of or method of determining distributions with respect to principal and interest on each class of Certificates of a Series will be described in the related Prospectus Supplement. Distributions of interest on such Certificates will be made on the dates specified in the related Prospectus Supplement (the "Distribution Date") and, if so specified in the related Prospectus

Supplement, will be made prior to distributions with respect to principal of such Certificates. To the extent provided in the related Prospectus Supplement, a Series of Certificates may include one or more classes of Strip Certificates entitled to (i) principal distributions with disproportionate, nominal or no interest distributions or (ii) interest distributions with disproportionate, nominal or no principal distributions. Each class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate (and which may be zero for certain classes of Strip Certificates) or any combination of the foregoing. The related Prospectus Supplement will specify the Pass-Through Rate for each class of Certificates of a Series or the method for determining such Pass-Through Rate.

         In the case of a Series of Certificates that includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination thereof, of each such class shall be as set forth in the related Prospectus Supplement. Distributions in respect of interest on and principal of any class of Certificates will be made on a pro rata basis among all holders of Certificates of such class.

                CERTAIN INFORMATION REGARDING THE CERTIFICATES

Fixed Rate Certificates

         Each class of Certificates (other than certain classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Certificates") or at a variable or adjustable rate per annum ("Floating Rate Certificates"), as more fully described below and in the applicable Prospectus Supplement. Each class of Fixed Rate Certificates will bear interest at the applicable per annum Pass-Through Rate specified in the applicable Prospectus Supplement. Unless otherwise set forth in the applicable Prospectus Supplement, interest on each class of Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

Floating Rate Certificates

         Each class of Floating Rate Certificates will bear interest for each applicable Interest Reset Period (as such term is defined in the related Prospectus Supplement with respect to a class of Floating Rate Certificates, the "Interest Reset Period") at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the related Prospectus Supplement. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable Prospectus Supplement as being applicable to such class, and the "Spread Multiplier" is the percentage that may be specified in the applicable Prospectus Supplement as being applicable to such class.

         The applicable Prospectus Supplement will designate one of the following Base Rates as applicable to a given Floating Rate Certificate: (i) LIBOR (a "LIBOR Certificate"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Certificate"), (iii) the Treasury Rate (a "Treasury Rate Certificate"), (iv) the Federal Funds Rate (a "Federal Funds Rate Certificate"),
(v) the CD Rate (a "CD Rate Certificate") or (vi) such other Base Rate as is set forth in such Prospectus Supplement. The "Index Maturity" for any class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York. "Interest Reset Date" will be the first day of the applicable Interest Reset Period, or such other day as may be specified in the related Prospectus Supplement with respect to a class of Floating Rate Certificates.

         As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given class may also have either or both of the following (in each case expressed as a rate per annum): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period. In addition to any maximum interest rate that may be applicable to any class of Floating Rate Certificates, the interest rate applicable to any class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

         Each Trust with respect to which a class of Floating Rate Certificates will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate interest rates on each such class of Floating Rate Certificates issued with respect thereto. The applicable Prospectus Supplement will set forth the identity of the Calculation Agent for each such class of Floating Rate Certificates of a given Series, which may be either the related Trustee or Indenture Trustee with respect to such Series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given class. All percentages resulting from any calculation of the rate of interest on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward.

           CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         The "CD Rate" for each Interest Reset Period shall be the rate as of the second business day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable Prospectus Supplement as published in H.15(519) under the heading "Cds (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable Prospectus Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the CD Rate for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period.

         The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the [tenth] calendar day after such CD Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the [second] business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

         Commercial Paper Rate Certificates. Each Commercial Paper Rate Certificate will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the [second] business day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date for the rate for commercial paper having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate
Determination  Date for the rate for  commercial  paper of the  specified  Index
Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period.

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                                          D x 360
                 Money Market Yield = ----------------- x 100
                                       360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

         The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

         Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H. 15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H. 15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period. In the case of a Federal Funds Rate Certificate that resets daily, the interest rate on such Security for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such Certificate on such second Monday (or, if not a business day, on the next succeeding business day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

         The   "Calculation   Date"   pertaining   to  any  Federal  Funds  Rate
Determination Date shall be the next succeeding business day.

         LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such Certificate and in the applicable Prospectus Supplement.

         With respect to LIBOR indexed to the offered rates for U.S. dollar deposits, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

                  (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable Prospectus Supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. For purposes of calculating LIBOR, "London Banking Day" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

                  (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by such Calculation Agent are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period.

         Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such Security and in the applicable Prospectus Supplement.

         The "Treasury Rate" for each Interest Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable Prospectus Supplement, as such rate shall be published in H.15(519) under the heading

"U.S. Government Securities-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period.

         The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the business day immediately following such auction date.

         The "Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a business day, the next succeeding business day or (b) the second business day preceding the date any payment is required to be made for any period following the applicable Interest Reset Date.

Book-Entry Registration

         As may be described in the related Prospectus Supplement, Certificateholders of a given Series may hold their Certificates through DTC (in the United States) or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems.

         Cede, as nominee for DTC, will hold the global Certificates in respect of a given Series. CEDEL and Euroclear will hold omnibus positions on behalf of the CEDEL Participants (as defined below) and the Euroclear Participants (as defined below) (collectively, the "Participants"), respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

         DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of notes or certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a DTC Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         The Certificateholders of a given Series that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Certificates of such Series may do so only through Participants and Indirect Participants. In addition, Certificateholders of a given Series will receive all distributions of principal and interest through the Participants who in turn will receive them from DTC. Under a book-entry format, Certificateholders of a given Series may experience some delay in their receipt of payments, since such payments will be forwarded by the applicable Trustee to Cede, as nominee for DTC. DTC will forward such payments to its Participants, which thereafter will forward them to Indirect Participants or such

Certificateholders. It is anticipated that the only "Certificateholder" in respect of any Series will be Cede, as nominee of DTC. Certificateholders of a given Series will not be recognized as Certificateholders of such Series, and such Certificateholders will be permitted to exercise the rights of Certificateholders of such Series only indirectly through DTC and its Participants.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Certificates of a given Series among Participants on whose behalf it acts with respect to such Certificates and to receive and transmit distributions of principal of, and interest on, such Certificates. Participants and Indirect Participants with which the Certificateholders of a given Series have accounts with respect to such Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificateholders of such Series. Accordingly, although such Certificateholders will not possess Certificates, the Rules provide a mechanism by which Participants will receive payments and will be able to transfer their interests.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificateholder of a given Series to pledge Certificates of such Series to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         DTC will advise the Trustee in respect of each Series that it will take any action permitted to be taken by a Certificateholder of the related Series only at the direction of one or more Participants to whose accounts with DTC the Certificates of such Series are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that such actions are taken on behalf of Participants whose holdings include such undivided interests.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 28 currencies, including United States dollars. The

Euroclear System includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office, under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the "Euroclear Operator" (as defined below), and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The "Euroclear Operator" is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of relationship with persons holding through Euroclear Participants.

         Except as required by law, the Trustee in respect of a Series will not have any liability for any aspect of the records relating to or payments made or account of beneficial ownership interests of the related Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Definitive Notes

         Unless otherwise stated in the related Prospectus Supplement, the Certificates of a Series will be issued in fully registered, certificated form ("Definitive Certificates") to Certificateholders or their nominees, rather than to DTC or its nominee, only if (i) the Trustee in respect of the related Series advises in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Certificates and such Trustee is unable to locate a qualified successor, (ii) such Trustee, at its option, elects to terminate the book-entry-system through DTC or (iii) after the occurrence of an "Event of Default" under the related Indenture or a default by the Servicer under the related Pooling and Servicing Agreement, Certificateholders representing at least a majority of the outstanding principal amount of such Certificates advise the applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in such Certificateholders' best interest.

         Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee will be required to notify all such Certificateholders through Participants of the availability of Definitive Certificates. Upon surrender by DTC of the definitive certificates representing such Certificates and receipt of instructions for re-registration, the applicable Trustee will reissue such Certificates as Definitive Certificates to such Certificateholders.

         Distributions of principal of, and interest on, such Definitive Certificates will thereafter be made by the applicable Trustee in accordance with the procedures set forth in the related Pooling and Servicing Agreement directly to holders of Definitive Certificates in whose names the Definitive Certificates were registered at the close of business on the applicable Record Date specified for such Certificates in the related Prospectus Supplement. Such distributions will be made by check mailed to the address of such holder as it appears on the register maintained by the applicable Trustee. The final payment on any such Security, however, will be made only upon presentation and surrender of such Security at the office or agency specified in the notice of final distribution to the applicable Certificateholders.

         Definitive Certificates in respect of a given Series of Certificates will be transferable and exchangeable at the offices of the applicable Trustee or of a certificate registrar named in a notice delivered to holders of such Definitive Certificates. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reports To Certificateholders

         With respect to each Series of Certificates, on or prior to each Distribution Date for such Series, the Servicer or the related Trustee will forward or cause to be forwarded to each holder of record of such class of Certificates a statement or statements with respect to the related Trust Assets setting forth the information specified in the related Prospectus Supplement.

         In addition, within the prescribed period of time for tax reporting purposes after the end of each calendar year, the applicable Trustee will provide to the Certificateholders a statement containing the amounts described in (ii) and (iii) above for that calendar year and any other information required by applicable tax laws, for the purpose of the Certificateholders' preparation of federal income tax returns.

              DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS

         The following summary describes certain terms of each Pooling and Servicing Agreement pursuant to which a Trust will be created and the related Certificates in respect of such Trust will be issued. For purposes of this Prospectus, the term "Pooling and Servicing Agreement" as used with respect to a Trust means, collectively, and except as otherwise specified, any and all agreements relating to the establishment of the related Trust, the servicing of the related Receivables and the issuance of the related Certificates. Forms of the Pooling and Servicing Agreement have been filed as exhibits to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete. It is qualified in its entirety by reference to the provisions of the Pooling and Servicing Agreements.

Sale and Assignment of Receivables


         On or prior to the closing date specified with respect to any given Series of Certificates (the "Closing Date"), CPS will sell and assign to a Seller, without recourse, except as otherwise provided in the applicable Purchase Agreement, its entire interest in the Receivables to be included in such Trust, together with its security interests in the related Financed Vehicles. At the time of issuance of the Certificates, such Seller will sell and assign to the Trust, without recourse, except as provided in the applicable Pooling and Servicing Agreement, its entire interest in such Receivables, together with its security interests in the related Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the applicable Pooling and Servicing Agreement. The Trustee will concurrently with such sale and assignment, execute, authenticate, and deliver the Certificates to the applicable Seller in exchange for the Receivables. Certain Affiliated Originators may also sell receivables to the Seller.

         In each Purchase Agreement to which it is a party, CPS will represent and warrant to the applicable Seller, among other things with respect to the Receivables (including Affiliate Receivables) being sold and assigned therein, that (i) the information provided with respect to the Receivables is correct in all material respects: (ii) at the date of origination of each Receivable, physical damage insurance covering the related Financed Vehicle is in effect in accordance with CPS's normal requirements; (iii) at the applicable Cutoff Date, the Receivables are free and clear of all security interests, liens, charges, and encumbrances and no offsets, defenses, or counterclaims against Dealers have been asserted or threatened; (iv) at the applicable Cutoff Date, each of the Receivables is or will be secured by a first-priority perfected security interest in the Financed Vehicle in favor of CPS; and (v) each Receivable, at the time it was originated, complied in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of the second (or, if CPS elects, the first) month following the discovery by or notice to the applicable Seller and CPS of a breach of any representation or warranty that materially and adversely affects a Receivable, unless the breach is cured, CPS will purchase such Receivable from the applicable Seller who will purchase from the applicable Trust for the Purchase Amount. The repurchase obligation will constitute the sole remedy available to the Certificateholders, the Credit Enhancer, a Seller or a Trustee for any such uncured breach.

         On or prior to a Closing Date, the Contracts will be delivered to the applicable Trustee as custodian, and such Trustee thereafter will maintain physical possession of the Receivables except as may be necessary for the servicing thereof by CPS. The Receivables will not be stamped to show the ownership thereof by the applicable Trust. However, CPS's accounting records and computer systems will reflect the sale and assignment of the Receivables to the applicable Seller, and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. See, "The Trust" and "Risk Factors--Certain Legal Aspects--Security Interests in Financed Vehicles" in the related Prospectus Supplement and "Certain Legal Aspects of the Receivables" herein.

Pre-Funding Accounts

         If so provided in the related Prospectus Supplement, the Seller will be obligated pursuant to the Pooling and Servicing Agreement to sell Subsequent Receivables to the Trust, and the Trust will be obligated to purchase such Subsequent Receivables, subject only to the satisfaction of certain conditions set forth in the Pooling and Servicing Agreement and described in the related

Prospectus Supplement. If the principal amount of the eligible Subsequent Receivables acquired by the Seller from the CPS during a Funding Period is less than the Pre-Funded Amount, the Seller may have insufficient Subsequent Receivables to transfer to a Trust and holders of one or more classes of the related Series of Certificates may receive a prepayment or early distribution of principal at the end of the Funding Period. See "Risk Factors--Pre-Funding Accounts".

         Amounts on deposit in a Pre-Funding Account during the Funding Period will be invested by the Trustee in Eligible Investments and any Investment Income thereon received during a Collection Period will be included in the interest distribution amount on the following Distribution Date for the related Series. See "--Accounts".

         Any conveyance of Subsequent Receivables to a Trust is subject to the satisfaction, on or before the related transfer date (each, a "Subsequent Transfer Date"), of the following conditions precedent, among others: (i) each such Subsequent Receivable must satisfy the eligibility criteria specified in the related Pooling and Servicing Agreement; (ii) the Seller shall not have selected such Subsequent Receivables in a manner that is adverse to the interests of holders of the related Certificates; (iii) as of the respective Cutoff Dates for such Subsequent Receivables, all of the Receivables in the
Trust, including the Subsequent Receivables to be conveyed to the Trust as of such date, must satisfy the parameters described under "The Receivables Pools" herein and "The Receivables Pool" in the related Prospectus Supplement; and (iv) the Seller must execute and deliver to such Trust a written assignment conveying such Subsequent Receivables to such Trust. In addition, as and to the extent specified in the related Prospectus Supplement, the conveyance of Subsequent Receivables to a Trust is subject to the satisfaction of the condition subsequent, among others, which must be satisfied within the applicable time period specified in the related Prospectus Supplement, that the Seller deliver certain legal opinions to the related Trustee with respect to the validity of the conveyance of the Subsequent Receivables to the Trust. If any such conditions precedent or conditions subsequent are not met with respect to any Subsequent Receivables within the time period specified in the related Prospectus Supplement, CPS or the Seller, as specified in the related Prospectus Supplement, will be required to repurchase such Subsequent Receivables from the related Trust, at a purchase price equal to the related Repurchase Amounts therefor.

         Except as described herein and in the related Prospectus Supplement, there will be no other required characteristics of Subsequent Receivables. Therefore, the characteristics of the entire Receivables Pool included in any Trust may vary significantly as Subsequent Receivables are conveyed to such Trust from time to time during the Funding Period or Revolving Period.

Accounts

         With respect to each Series of Certificates issued by a Trust, the Servicer will establish and maintain with the applicable Trustee one or more accounts, in the name of such Trustee on behalf of the related Certificateholders, into which all payments made on or with respect to the related Receivables will be deposited (the "Collection Account"). The Servicer will also establish and maintain with such Trustee separate accounts, in the name of such Trustee on behalf of such Certificateholders, into which amounts released from the Collection Account and the reserve account or other Credit Enhancement, if any, for distribution to such Certificateholders will be deposited and from which distributions to such Certificateholders will be made (the "Distribution Account").

         Payahead Account. If so provided in the related Prospectus Supplement, the Servicer will establish for each Series of Securities an additional account (the "Payahead Account"), in the name of the related Trustee, into which, to the extent required in the related Pooling and Servicing Agreement, early payments made by or on behalf of Obligors on Actuarial Receivables or Rule of 78s Receivables will be deposited until such time as such payments become due. Until such time as payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to Certificateholders.

         Pre-Funding Account. If so provided in the related Prospectus Supplement, the Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Certificateholders, into which the Seller will deposit the Pre-Funded Amount on the related Closing Date. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Notes and Certificates of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Receivables from the Seller from time to time during the Funding Period. The amounts on deposit in the Pre-Funding Account during the Funding Period will be invested by the Trustee in Eligible Investments. Any Investment Income received on the Eligible Investments during a Collection Period will be included in the interest distribution amount on the following Distribution Date. The Funding Period, if any, for a Trust will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is 90 days after the related Closing Date. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Certificateholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Certificates.

         Other Accounts. Any other accounts to be established with respect to a Trust, including any reserve account, will be described in the related Prospectus Supplement.

         Investments. For any Series of Certificates, funds in the Collection Account, the Distribution Account, any reserve account and other accounts identified as such in the related Prospectus Supplement (collectively, the "Trust Accounts") shall be invested as provided in the related Pooling and Servicing Agreement in Eligible Investments. "Eligible Investments" are
generally limited to investments acceptable to the Rating Agencies as being consistent with the rating of such Certificates. Subject to certain conditions, Eligible Investments may include securities issued by CPS, the Servicer or their respective affiliates or other trusts created by CPS or its affiliates. Except as described below or in the related Prospectus Supplement, Eligible Investments are limited to obligations or securities that mature not later than the business day immediately preceding the related Distribution Date. However, subject to certain conditions, funds in the reserve account may be invested in securities that will not mature prior to the date of the next distribution and will not be sold to meet any shortfalls. Thus, the amount of cash in any reserve account at any time may be less than the balance of such reserve account. If the amount required to be withdrawn from any reserve account to cover shortfalls in collections on the related Receivables exceeds the amount of cash in such reserve account, a temporary shortfall in the amounts distributed to the related Certificateholders could result, which could, in turn, increase the average life of the Certificates of such Series. Except as otherwise specified in the related Prospectus Supplement, investment earnings on funds deposited in the applicable Trust Accounts, net of losses and investment expenses (collectively, "Investment

Earnings"), shall be deposited in the applicable Collection Account on each Distribution Date and shall be treated as collections of interest on the related Receivables.

         Eligible  Deposit  Accounts.  The Trust  Accounts will be maintained as
Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution has a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. "Eligible Institution" means, with respect to a Trust, (a) the corporate trust department of the related Trustee, or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (i) (A) has either (w) a long-term unsecured debt rating acceptable to the Rating Agencies or (x) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies or (B) the parent corporation of which has either (y) a long-term unsecured debt rating acceptable to the Rating Agencies or (z) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC.

The Servicer

         The Servicer under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The entity serving as Servicer may be CPS or an affiliate of CPS and may have other business relationships with CPS or CPS's affiliates. The Servicer with respect to each Series will service the Receivables contained in the Trust for such Series. Any Servicer may delegate its servicing responsibilities to one or more subservicers, but will not be relieved of its liabilities with respect thereto.

         The Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Pooling and Servicing Agreement. An uncured breach of such a representation or warranty that in any respect materially and adversely affects the interests of the Certificateholders will constitute a Event of Default (as hereinafter defined) by the Servicer under the related Pooling and Servicing Agreement.

         A Pooling and Servicing Agreement may contain provisions providing for a standby servicer ("Standby Servicer") to serve as successor servicer in the event the Servicer is terminated or resigns as Servicer pursuant to the terms of such Pooling and Servicing Agreement. A Standby Servicer will receive a fee on each Distribution Date for agreeing to stand by as successor Servicer and for performing certain other functions. If the Standby Servicer becomes the Servicer under a Pooling and Servicing Agreement, it will receive compensation as a Servicer in an amount set forth in such Pooling and Servicing Agreement.

Servicing Procedures

         Each Pooling and Servicing Agreement will provide that the Servicer shall follow its then-employed standards, or such more exacting standards as the Servicer employs in the future, in servicing the Receivables that are part of the Trust. Each Pooling and Servicing Agreement will provide that the Servicer shall make reasonable efforts to collect all payments due with respect to the Receivables that are part of the Trust and, in a manner consistent with such Pooling and Servicing Agreement, will continue such collection procedures as it follows with respect to automotive retail installment sale contracts it services for itself and others. Consistent with its normal procedures, the Servicer may, in its sole discretion, arrange with the Obligor on a Receivable to extend the payment schedule; provided, however, that the Servicer may be limited as to the number of times an extension may be granted and as to the timing of such extensions. No such arrangement will, for purposes of a Pooling and Servicing Agreement, modify the original due dates or the amount of the scheduled payments, or extend the final payment date on any Receivable beyond the last day of the penultimate Collection Period before the Final Scheduled Distribution Date under such Pooling and Servicing Agreement. If the Servicer grants an extension with respect to a Receivable other than in accordance with the aforementioned limitations, the Servicer will be required to purchase the Receivable. Following any such purchase of a Receivable by the Servicer, such Receivable will be released from the Trust and conveyed to the Servicer. The Servicer may sell the Vehicle securing the respective defaulted Receivable, if any, at a public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables".

         The material aspects of any particular Servicer's collections and other relevant procedures will be set forth in the related Prospectus Supplement.

Payments On Receivables

         With respect to each Series of Certificates, unless otherwise specified in the related Prospectus Supplement, the Servicer will notify each Obligor that payments made by such Obligor after the Cutoff Date with respect to a Receivable must be mailed directly to the Post Office Box set forth in the Pooling and Servicing Agreement relating to such Receivable. On each Business Day, the Lock-Box Processor set forth in the Pooling and Servicing Agreement relating to such Receivable will transfer any such payments received in the Post Office Box to the applicable Lock-Box Account. Any payments received by the Servicer from an Obligor or from a source other than an Obligor must be deposited in the applicable Lock-Box Account or the applicable Collection Account upon receipt. The Servicer will, following the receipt of funds in such Lock-Box Account, direct the Lock-Box Bank to transfer such funds to the applicable Collection Account. Prior to the applicable Distribution Date, the applicable Trustee, on the basis of instructions provided by the Servicer, will transfer funds held in such Collection Account to the applicable Payahead Account if such payments constitute Payaheads or to the applicable Certificate Account for distribution to the Certificateholders of the related Series.

         Collections on a Rule of 78's Receivable made during a Collection Period will be applied first, to the scheduled payment on such Rule of 78's Receivable, and second, to any late fees accrued with respect to such Rule of 78's Receivable. If the collections remaining after application to the scheduled payment and late fees, if any, are insufficient to prepay the Rule of 78's Receivable in full, such collections will be transferred to and kept in the Payahead Account, until such later Collection Period as the collections may be transferred to the Collection Account and applied either to the scheduled payment or to prepay such Rule of 78's Receivable in full.

Servicing Compensation

         As may be described in the related Prospectus Supplement with respect to any Series of Certificates issued by a Trust, the Servicer will be entitled to receive a servicing fee on each Distribution Date (the "Servicing Fee"), equal to the product of one-twelfth of the specified percentage per annum and the Pool Balance (each as set forth in the related Prospectus Supplement) as of the close of business on the last day of the second preceding Collection Period; provided, however, that with respect to the first Distribution Date, the Servicing Fee will equal the product of one-twelfth of the Servicing Fee Rate and the original Pool Balance. So long as CPS is Servicer, a portion of the Servicing Fee will be payable to the Standby Servicer, if any (as set forth in the related Prospectus Supplement), for agreeing to stand by as successor Servicer and for performing certain other functions. If the Standby Servicer, or any other entity serving at the time as Standby Servicer, becomes the successor Servicer, it will receive compensation for acting in such capacity. See "The Servicer". The Servicer will also collect and retain, as additional servicing compensation, any late fees, prepayment charges, including, in the case of a Rule 78's Receivable that is part of the Trust and that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the principal balance of such Receivable computed on an actuarial basis plus accrued interest to the date of prepayment and the principal balance of such Receivable computed according to the Rule of 78's, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables that are part of the Trust, and will be entitled to reimbursement from the Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures. The Servicing Fee will be paid out of collections from the Receivables, prior to distributions to Certificateholders of the related Series.

         The Servicing Fee and additional servicing compensation will compensate the Servicer for performing the functions of a third party servicer of automotive receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables that are part of the Trust, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the Receivables that are part of the Trust, including accounting for collections and furnishing monthly and annual statements as required with respect to a Series of Certificates regarding distributions and generating federal income tax information. The Servicing Fee also will reimburse the Servicer for certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Receivables that are part of the Trust.

Certain Matters Regarding the Servicer

         Each Pooling and Servicing Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder except upon determination that its performance of such duties is no longer permissible under applicable law and under certain other circumstances. No such resignation will become effective until a successor servicer has assumed the servicing obligations and duties under the applicable Pooling and Servicing Agreement. In the event CPS resigns as Servicer or is terminated as Servicer, the Standby Servicer, if any, will agree to assume the servicing obligations and duties under the Pooling and Servicing Agreement.

         Each Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees, and agents will be under any liability to the Trust or the Certificateholders of the related Series for taking any action or for refraining from taking any action pursuant to such Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. In addition, each Pooling and Servicing Agreement will provide that the Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the applicable Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability.

         Under the circumstance specified in each Pooling and Servicing Agreement any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under the applicable Pooling and Servicing Agreement.

Distributions on Certificates

         With respect to each Series of Certificates, beginning on the Distribution Date specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal or interest only) on each class of such Certificates entitled thereto will be made by the applicable Trustee to the holders of Certificates (the "Certificateholders") of such Series. The timing, calculation, allocation, order, source, priorities of and requirements for all distributions to each class of Certificateholders of such Series will be set forth in the related Prospectus Supplement.

         With respect to each Series of Certificates, on each Distribution Date collections on the related Receivables will be withdrawn from the Collection Account for distribution to Certificateholders to the extent provided in the related Prospectus Supplement. Credit Enhancement may be available to cover any shortfalls in the amount available for distribution on such date, to the extent specified in the related Prospectus Supplement.

Credit And Cash Flow Enhancement

         The amounts and types of Credit Enhancement arrangements, if any, and the provider thereof, if applicable, with respect to each class of Certificates of a given Series will be set forth in the related Prospectus Supplement. If and to the extent provided in the related Prospectus Supplement, Credit Enhancement may be in the form of a Policy, subordination of one or more classes of Certificates, reserve accounts, spread accounts, over-collateralization, letters of credit, credit or liquidity facilities, third party payments or other support, surety bonds, guaranteed cash deposits or such other arrangements as may be described in the related Prospectus Supplement or any combination of two or more of the foregoing. If specified in the applicable Prospectus Supplement, Credit Enhancement for a class of Certificates may cover one or more other classes of Certificates of the same Series, and Credit Enhancement for a Series of Certificates may cover one or more other Series of Certificates.

         The presence of Credit Enhancement for the benefit of any class or Series of Certificates is intended to enhance the likelihood of receipt by the Certificateholders or such class or Series of the full amount of principal and interest due thereon and to decrease the likelihood that such Certificateholders will experience losses. As more specifically provided in the related Prospectus Supplement, the Credit Enhancement for a class or Series of Certificates will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance and interest thereon. If losses occur which exceed the amount covered by any Credit Enhancement or which are not covered by any Credit Enhancement, Certificateholders of any class or Series will bear their allocable share of deficiencies, as described in the related Prospectus Supplement. In addition, if a form of Credit Enhancement covers more than one Series of Certificates, Certificateholders of any such Series will be subject to the risk that such Credit Enhancement will be exhausted by the claims of Certificateholders of other Series.

Statements To Trustees

         Prior to each Distribution Date with respect to each Series of Certificates, the Servicer will provide to the applicable Trustee and Credit Enhancer as of the close of business on the last day of the preceding related Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to Certificateholders of such Series described under "Description of the Certificates--Reports to Certificateholders".

Evidence As To Compliance

         Each Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish to the related Trustee and Credit Enhancer, annually, a statement as to compliance by the Servicer during the preceding twelve months (or, in the case of the first such certificate, the period from the applicable Closing Date) with certain standards relating to the servicing of the Receivables.

         Each Pooling and Servicing Agreement will also provide for delivery to the related Trustee and Credit Enhancer of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under such Pooling and Servicing Agreement in all material respects throughout the preceding 12 months (or, in the case of the first such certificate, the period from the applicable Closing Date) or, if there has been a default in the fulfillment of any such obligation in any material respect, describing each such default. The Servicer also will agree to give each Trustee and Credit Enhancer notice of certain Event of Defaults (as hereinafter defined) under the related Pooling and Servicing Agreement.

         Copies  of  such  statements  and   certificates  may  be  obtained  by
Certificateholders by a request in writing addressed to the applicable Trustee.

Amendment

         Unless otherwise provided in the related Prospectus Supplement, each of the Pooling and Servicing Agreements may be amended by the parties thereto, without the consent of the related Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreements or of modifying in any manner the rights of such Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the applicable Trustee, materially and adversely affect the interests of any such Certificateholder and subject to the approval of any Credit Enhancer. As may be described in the related Prospectus Supplement, the Pooling and Servicing Agreements may also be amended by CPS, the Servicer, and the applicable Trustee with the consent of the holders of Certificates evidencing at least a majority of the voting rights of such then outstanding Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreements or of modifying in any manner the rights of such Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount or priority of, or accelerate or delay the timing of, collections of payments on the related Receivables or distributions that are required to be made for the benefit of such Certificateholders without the consent of each Certificateholder affected thereby or (ii) reduce the aforesaid percentage of the Certificates of such Series which are required to consent to any such amendment without the consent of the Certificateholders of such Series.

List of Certificateholders

         Upon written request of the Servicer, the Trustee of the applicable Trust will provide to the Servicer within 15 days after receipt of such request a list of the names and addresses of all Certificateholders of record, with respect to the Series of Certificates issued by such Trust, as of the most recent Record Date. Upon compliance by such Certificateholders with certain provisions of the applicable Pooling and Servicing Agreement, the Trustee will afford such Certificateholders access during business hours to the current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under such Pooling and Servicing Agreement.

Termination

         With respect to each Trust, the obligations of the Servicer, CPS, the Seller and the applicable Trustee pursuant to the related Pooling and Servicing Agreement will terminate upon such date as is specified in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, in order to avoid excessive administrative expense, the Servicer, or its successor, will be permitted, at its option to purchase from the related Trust, as of the last day of any month as of which the then outstanding Pool Balance of the related Receivables Pool is less than a specified percentage (set forth in the related Prospectus Supplement) of the original Pool Balance of such Receivables Pool, all such remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of such last day. Exercise of such right will effect early retirement of the related Certificates. The Trustee will give written notice of termination to each such Certificateholder of record. The final distribution to any Certificateholder will be made only upon surrender and cancellation of such holder's Certificate at the office or agency of the Trustee specified in the notice of termination. Any funds remaining with the Trustee, after the Trustee has taken certain measures to locate a Certificateholder and such measures have failed, will be distributed to The American Red Cross.

The Trustee

         The Trustee for each Trust will be specified in the related Prospectus Supplement. The Trustee's liability in connection with the issuance and sale of the related Certificates is limited solely to the express obligations of such Trustee set forth in the related Pooling and Servicing Agreement and Sale and Servicing Agreement or the related Pooling and Servicing Agreement, as applicable. A Trustee may resign at any time (subject to the conditions specified in the applicable Pooling and Servicing Agreement), in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the Trustee if such Trustee ceases to be eligible to continue as Trustee under the related Pooling and Servicing Agreement or if the Trustee becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor trustee. Any resignation or removal of a Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

         The principal offices of each Trustee will be specified in the applicable Prospectus Supplement.

         The Trustee under a Pooling and Servicing Agreement, in its individual capacity or otherwise, may hold Certificates in its own name or as pledgee. For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer and a Trustee acting jointly (or in some instances, the Trustee acting alone) shall have the power to appoint co-trustees or separate trustees of all or any part of the related Trust. In the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the Trustee by the related Pooling and Servicing Agreement shall be conferred or imposed upon the Trustee and such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Trustee shall be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who shall exercise and perform such rights, powers, duties, and obligations solely at the direction of the Trustee.

         A Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee in accordance with the terms set forth in the applicable Pooling and Servicing Agreement. See "The Trustee" in the Prospectus Supplement." The Servicer may also remove a Trustee if the Trustee ceases to be eligible to continue as such under the related Pooling and Servicing Agreement, becomes legally unable to act, or becomes insolvent. In such circumstances,the Servicer will be obligated to appoint a successor trustee with the consent of any parties necessary to appoint a successor trustee. Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

         Each Pooling and Servicing Agreement will provide that the applicable Trustee will be entitled to indemnification by the Servicer for and will be held harmless against, any loss, liability, fee, disbursement, or expense incurred by such Trustee not resulting from such Trustee's own willful misfeasance, bad faith, or negligence (other than by reason of breach of any of its representations or warranties set forth in the Pooling and Servicing Agreement). Each Pooling and Servicing Agreement will further provide that the Servicer will indemnify the applicable Trustee for certain taxes that may be asserted in connection with the transaction.

Duties of the Trustee

         The Trustee will make no representations as to the validity or sufficiency of a Pooling and Servicing Agreement, the Certificate relating thereto (other than the authentication of such Certificates), or any Receivables in the related Trust or related documents, and is not accountable for the use or application by any Seller or Servicer of any funds paid to a Seller or Servicer in respect of such Certificates or such Receivables, or the investment of any monies received by the Servicer before such monies are deposited into the applicable Collection Account. The Trustee will not independently verify the Receivables that are a part of the related Trust. If no Event of Default (as defined in the applicable Prospectus Supplement) has occurred, the Trustee is required to perform only those duties specifically required of it under the applicable Pooling and Servicing Agreement. Generally, those duties are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Trustee under such Pooling and Servicing Agreement, in which case it is only required to examine them to determine whether they conform to the requirements of the Pooling and Servicing Agreement. The Trustee shall not be charged with knowledge of a failure by the Servicer to perform its duties under the Pooling and Servicing Agreement which failure constitutes an Event of Default (as defined in the applicable Prospectus
Supplement) unless the Trustee obtains actual knowledge of such failure as specified in the Pooling and Servicing Agreement.

         The Trustee will be under no obligation to exercise any of the rights or powers vested in it by a Pooling and Servicing Agreement or to make any investigation of matters arising thereunder or to institute, conduct, or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the related Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities that may be incurred therein or thereby. No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement, unless certain conditions have been met (as set forth in the applicable Pooling and Servicing Agreement). See "Duties of the Trustee" in the Prospectus Supplement.

                   CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Security Interest in Vehicles

         In states in which retail installment sale contracts such as the Receivables evidence the credit sale of automobiles, light trucks, vans and minivans by dealers to obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in the financed automobiles, light trucks, vans and minivans is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In all states in which the Receivables have been originated, a security interest in automobiles, light trucks, vans and minivans is perfected by obtaining the certificate of title to the Financed Vehicle or notation of the secured party's lien on the vehicles' certificate of title (in addition, in Louisiana, a copy of the installment sale contract must be filed with the appropriate governmental recording office).

         Unless otherwise specified in the related Prospectus Supplement, each Contract will name the applicable Originator as obligee or assignee and as the secured party. Unless otherwise specified in the related Prospectus Supplement, such Originator will have represented and warranted that it has taken all actions necessary under the laws of the state in which the Financed Vehicle is located to perfect CPS's or the applicable Affiliated Originator's security interest in the Financed Vehicle, including, where applicable, having a notation of its lien recorded on such vehicle's certificate of title. Unless otherwise specified in the related Prospectus Supplement, the Obligors on the Contracts will not be notified of the sale from CPS or the applicable Affiliated Originator, directly or indirectly, to the Seller, or the sale from the Seller to the Trust, and no action will be taken to record the transfer of the security interest from CPS or the applicable Affiliated Originator, directly or indirectly, to the Seller or from the Seller to the Trust by amendment of the certificates of title for the Financed Vehicles or otherwise.

         CPS or the applicable Affiliated Originator will transfer and assign its security interest in the related Financed Vehicles directly or indirectly to the Seller, and the Seller will transfer and assign its security interest in such Financed Vehicles to the related Trust pursuant to a Pooling and Servicing Agreement. However, because of the administrative burden and expense, neither CPS nor the applicable Affiliated Originator nor the Seller will amend the certificates of title of such Financed Vehicles to identify the related Trust as the new secured party.

         In most states, an assignment such as that under each Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a vehicle's certificate of title, and the assignee succeeds thereby to the assignor's rights as secured party. However, by not identifying such Trust as the secured party on the certificate of title, the security interest of such Trust in the vehicle could be defeated through fraud or negligence.

         Under the laws of most states, the perfected security interest in a vehicle will continued for four months after the vehicle is moved to a state other than the state in which it is initially registered and thereafter until the owner thereof re-registers the vehicle in the new state. A majority of states generally require surrender of a certificate of title to re-register a vehicle. Accordingly, a secured party must surrender possession if it holds the certificate of title to the vehicle or, in the case of a vehicle registered in a state providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party will receive notice of surrender if the security interest is noted on the certificate of title. Thus, the secured party will have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. In states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. Unless otherwise specified in the related Prospectus Supplement, under each Pooling and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and will be obligated to purchase the related Receivable if it fails to do so.

         Under the laws of most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a financed vehicle. The Code also grants priority to certain federal tax liens over the lien of a secured party. The laws of certain states and federal law permit the confiscation of vehicles by government authorities under certain circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle.

Repossession

         In the event of default by vehicle purchasers, the holder of the motor vehicle retail installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform self-help repossession unless such act would constitute a breach of the peace. Unless otherwise specified in the related Prospectus Supplement, self-help is the most likely method to be used by the Servicer and is accomplished simply by retaking possession of the financed vehicle. In the event of default by the obligor, some jurisdictions require that the obligor be notified of the default and be given a time period within which he may cure the default prior to repossession. Generally, the right of reinstatement may be exercised on a limited number of occasions in any one-year period. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be repossessed in accordance with that order.

Notice of Sale; Redemption Rights

         The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees, or, in some states, by payment of delinquent installments or the unpaid balance.

Deficiency Judgments and Excess Proceeds

         The proceeds of resale of the vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit such judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount.

         Occasionally, after resale of a vehicle and payment of all expenses and all indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a lien with respect to the vehicle or if no such lienholder exits or there are remaining funds, the UCC requires the creditor to remit the surplus to the former owner of the vehicle.

Consumer Protection Laws

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance, including requirements regarding the adequate disclosure of loan terms (including finance charges and deemed finance charges), and limitations on loan terms (including the permitted finance charge or deemed finance charge), collection practices and creditor remedies. The application of these laws to particular circumstances is not always certain and some courts and regulatory authorities have shown a willingness to adopt novel interpretations of such laws. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Procedures Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Solders' and Sailors' Civil Relief Act of 1940, state adoptions of the National Consumer Act and the Uniform Consumer Credit Code, and state motor vehicle retail installment sales act, retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts such as the Receivables.

         Under the laws of certain states, finance charges with respect to motor vehicle retail installment contracts may include the additional amount, if any, that a purchaser pays as part of the purchase price for a vehicle solely because the purchaser is buying on credit rather than for cash (a "cash sale differential"). If a dealer charges such a differential, applicable finance charge ceilings could be exceeded.

         To so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting an assignee of a seller of goods in a consumer credit transaction (and certain related creditors) to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract and the holder of the contract may also be unable to collect any balance remaining due thereunder from the obligor.

         Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the Financed Vehicle. Such claims are limited to a maximum liability equal to the amounts paid by the Obligor on the Receivable. If an Obligor were successful in asserting any such claim or defense, such claim or defense would constitute a breach of CPS's warranties under the related Purchase Agreement and would create an obligation of CPS to repurchase the Receivable unless the breach is cured. See "Description of the Pooling and Servicing Agreements--Sale and Assignment of Receivables".

         Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

         Under most state vehicle dealer licensing laws, sellers of automobiles, light trucks, vans and minivans are required to be licensed to sell vehicles at retail sale. In addition, with respect to used vehicles, the Federal Trade Commission's Rule on Sale of Used Vehicles requires that all sellers of used vehicles prepare, complete and display a "Buyer's Guide" which explains the warranty coverage for such vehicles. Furthermore, Federal Odometer Regulations promulgated under the Motor Vehicle Information and Cost Savings Act and the motor vehicle title laws of most states require that all sellers of used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If a seller is not properly licensed or if either a Buyer's Guide or Odometer Disclosure Statement was not provided to the purchaser of a Financed Vehicle, the Obligor may be able to assert a defense against the seller of the Financed Vehicle. If an Obligor on a Receivable were successful in asserting any such claim or defense, the Servicer would pursue on behalf of the related Trust any reasonable remedies against the seller or the manufacturer of the vehicle, subject to certain limitations as to the expense of any such action to be specified in the related Pooling and Servicing Agreements.

         Under each Purchase Agreement to which it is a party, CPS will have represented and warranted that each Receivable (including Affiliate Receivables) complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and such claim materially and adversely affects such Trust's interest in a Receivable, such violation would constitute a breach of the warranties of CPS and would create an obligation of CPS to repurchase the Receivable unless the breach is cured.

Other Limitations

         In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossession a vehicle and, as part of the rehabilitation plan, may reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

                          CERTAIN TAX CONSIDERATIONS

General

         Set forth below is a discussion of certain federal income tax consequences to original beneficial owners of a Series of Certificates that hold such Certificates as capital assets under the Internal Revenue Code of 1986, as amended (the "Code"). This discussion does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to Certificateholders of a Series in light of their particular circumstances, nor to certain types of Certificateholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors are advised to consult their own tax advisors with regard to the U.S. Federal tax consequences of the purchase, ownership or disposition of interests in the certificates, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions.

Tax Characterization of the Trust

         Mayer, Brown & Platt, special tax counsel to the Seller, will opine that the Trust relating to a Series of Certificates will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. Accordingly, subject to the discussion below, each Certificateholder of the related Series will be treated as the owner of a pro rata undivided interest in the Receivables that are in the Trust and related other Trust Assets and ordinary income derived therefrom.

Income of Certificateholders

         Each Certificateholder of a Series will be considered to own either (i) an undivided interest in each of the Receivables that are part of the related Trust and any other related Trust Assets or (ii) an undivided interest in a single debt obligation held by the related Trust having, in the case of Class A Certificates, a principal amount equal to the Class A Percentage (as set forth in the related Prospectus Supplement) multiplied by the total stated principal amount of the Receivables and an interest rate equal to the Class A Pass-Through Rate (as set forth in the related Prospectus Supplement) or, in the case of Class B Certificates, a principal amount equal to the Class B Percentage (as set forth in the related Prospectus Supplement) multiplied by the total stated principal amount of the Receivables that are in the related Trust and an interest rate equal to the Class B Pass-Through Rate (as set forth in the related Prospectus Supplement). In general (subject to the rules described below relating to stripped bonds and original issue discount, and assuming Certificateholders are considered to own an interest in the related Receivables and other Trust Assets) a Certificateholder will be required to include applicable Trust interest income as ordinary income in accordance with its usual method of accounting.

         If Certificateholders are considered to own undivided interests in the related Receivables and other Trust Assets, a Certificateholder will be considered to have incurred Trust expenses and, accordingly, will be entitled to deduct, consistent with its method of accounting, its pro rata share of reasonable servicing fees and other expenses paid or incurred by the applicable Trust as provided in Section 162 or 212 of the Code. In general, a Certificateholder who is an individual, estate or trust will be allowed deductions for such expenses only to the extent that the sum of those expenses and the holder's other miscellaneous itemized deductions exceeds 2% of such holder's adjusted gross income. Moreover, a Certificateholder that is not a corporation cannot deduct such expenses for purposes of the alternative minimum tax (if applicable). The Servicer will not report to Certificateholders the amount of income or deductions attributable to interest earned on collections and certain other amounts (which are includible in gross income, but deduction of which are subject to the foregoing limitations) and, accordingly, such a Certificateholder will not have sufficient information from the report to accurately reflect the Certificateholder's net taxable income.

         The Servicer will report to Certificateholders on the assumption that they are considered to own an interest in the related Receivables and other Trust Assets, and the remainder of this discussion assumes such treatment.

Stripped Bond Rules

         Because the Receivables will represent stripped bonds, they will be subject to the original issue discount ("OID") rules of the Code. Under Treasury Regulations issued under Section 1286 of the Code (the "Section 1286 Regulations"), it appears that the portion of the interest on each stripped Receivable payable to the related Certificateholders may be treated as "qualified stated interest". As a result, the amount of OID on a Receivable (or Receivables) will equal the amount, if any, by which the Certificateholder's purchase price allocable to the holder's interest in such Receivable is less than the undivided portion of the remaining principal balance of the Receivable (or Receivables) allocable to the interest acquired by the Certificateholder.

         OID on the Receivables held by the Trust will be calculated on an aggregate basis and without the use of a prepayment assumption. Although there is no clear authority, regulations issued under the OID provisions of the Code suggest that all payments on the stripped Receivables allocable to the Class A Certificates may be aggregated in determining whether the stripped Receivables will be treated as having OID. In addition, it is not clear whether use of a prepayment assumption is required in computing OID. If the Internal Revenue Service were to require that OID be computed on a Receivable-by-Receivable basis, or that a prepayment assumption be used, the character and timing of a Certificateholder's income could be adversely affected. Because, under the stripped bond rules, each sale of a Certificate results in a recalculation of OID, a Certificateholder technically will not be subject to the market discount provisions of the Code with respect to stripped Receivables.

         The tax treatment of a Receivable (or Receivables in the aggregate) will depend upon whether the amount of OID on the Receivable or Receivables is less than a statutorily defined de minimis amount. In general, under the Section 1273 and the Section 1286 Regulations, the amount of OID on a Receivable will be de minimis if it is less than 1/4 of one percent for each full year of weighted average maturity remaining after the purchase date until the maturity of the Receivable (although it is not clear whether expected prepayments are taken into account). If the amount of OID is de minimis under this rule, a Receivable (or Receivables) would not be treated as having OID. The actual amount of discount on a Receivable would be includible in income as principal payments are received on the Receivable, in the proportion that each principal payment bears to the total principal amount of the Receivables.

         If the OID on a Receivable (or Receivables) is not treated as being de minimis, a Certificateholder will be required to include in income any OID as it accrues on a daily basis, regardless of when cash payments are received, using a method reflecting a constant yield to maturity on the Receivable (or Receivables). Accrued OID would increase a Certificateholder's tax basis in the Certificate (and the applicable Receivables). Distributions of principal and other items attributable to accrued OID would reduce a Certificateholder's tax basis. Application of the OID rules, particularly if a prepayment assumption is required and the Receivables are not aggregated, would be complex and could significantly affect the timing of inclusion of income on a Certificate.


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



         The Trustee intends to account for OID, if any, reportable by holders of Certificates by reference to the price paid for a Certificate by an initial purchaser, although the amount of OID will differ for subsequent purchasers. Such subsequent purchasers should consult their tax advisers regarding the proper calculation of OID on the interest in Receivables represented by a Certificate.

Premium

         In the event of a purchase of a Receivable (or Receivables) at a premium (i.e., the portion of the Certificateholder's purchase price allocable to the holder's undivided interest in the Receivable or Receivables exceeds the portion of the remaining principal balance allocable to the Certificateholder), such premium will be amortizable by the Certificateholder as an offset to interest income (with a corresponding reduction in the Certificateholder's basis) under a constant yield method over the term of the Receivable (or Receivables) if an election under Section 171 of the Code is made or was previously in effect. Any such election will also apply to debt instruments held by the Certificateholder during the year in which the election is made and all debt instruments acquired thereafter.

Rule of 78's Receivables

         The annual statement regularly furnished to Certificateholders for U.S. federal income tax purposes will include information based on the actuarial method of accounting for interest and principal on the Receivables. Certificateholders should generally be permitted to account for interest on the Receivables using the actuarial method. However, some of the Receivables provide that, upon a prepayment in full, the amount payable by the obligor will be determined under the Rule of 78's. Prospective investors should consult their tax advisors as to whether they may be required or permitted to use the Rule of 78's method to account for interest on the Rule of 78's Receivables. A Certificateholder will be furnished information for U.S. federal income tax purposes enabling the holder to report interest on the Receivables under the Rule of 78's method of accounting only upon written request to the Trustee, and payment of the actual costs of producing the information.

         If a Rule of 78's Receivable is prepaid, any amount received by the Trust upon prepayment in excess of the account balance using the actuarial method would constitute income to a Certificateholder who had reported income with respect to such Rule of 78's Receivable on the actuarial method, and an amount equal to such excess will be paid to the Servicer and be deductible only to the extent described above.

Subordination of Class B Certificate Owners

         If the Class B Certificateholders receive distributions of less than their share of the Trust's receipts of principal and interest (the "Shortfall Amount") because of the subordination of the Class B Certificates, holders of Class B Certificates would probably be treated for U.S. federal income tax purposes as if they had received as distributions their full share of such receipts, paid over to the Class A Certificateholders an amount equal to such Shortfall Amount, and retained the right to reimbursement of such amounts to the extent of future collections. Under this analysis, Class B Certificateholders would be required to accrue as current income any interest of the Trust that was a component of the Shortfall Amount, even though such amount was in fact paid to the Class A Certificateholders; although not entirely clear, it appears that a loss would only be allowed to the

Class B Certificateholders when their right to receive reimbursement of such Shortfall Amount became worthless (i.e., when it becomes clear that amount will not be available from any source to reimburse such loss); and reimbursement of such Shortfall Amount prior to such a claim of worthless would not be taxable income to the Class B Certificateholders because such amount was previously included in income. Those results should not significantly affect the inclusion of income for Class B Certificateholders on the accrual method of accounting, but could accelerate inclusion of income to Class B Certificateholders on the cash method of accounting by, in effect, placing them on the accrual method.
Moreover, the character and timing of loss deductions is unclear. Class B Certificateholders should consult their own tax advisors as to the treatment of Shortfall Amounts.

Sale of a Certificate

         If a Certificate is sold, gain or loss will be recognized equal to the difference between the amount realized on the sale and the Certificateholder's adjusted basis in the Receivables and any other assets held by the Trust. A Certificateholder's adjusted basis will equal the Certificateholder's cost for the Certificate, increased by any discount previously included in income, and decreased by any deduction previously allowed for accrued premium and by the amount of principal payments previously received on the Receivables. Any gain or loss not attributable to accrued interest will be capital gain or loss if the Certificate was held as a capital asset.

Foreign Certificateholders

         Interest attributable to Receivables which is payable to a foreign Certificateholder that is not engaged in a trade or business in the United States will generally not be subject to the 30% U.S. withholding tax, provided that such Certificateholder fulfills certain certification requirements. Under such certification requirements, the Certificateholder must certify, under penalties of perjury, that it is not a "United States person" and that it is the beneficial owner of the Certificate, and must provide its name and address. For this purpose, "United States person" means a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate the income of which is includible in gross income for United States
Federal income tax purposes, regardless of its source or a trust that is not treated as a "foreign trust" within the meaning of the Code.

         Final regulations dealing with withholding tax on income paid to foreign persons and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective Certificateholders who are not United States persons are strongly urged to consult their own tax advisors with respect to the New Withholding Regulations.

Backup Withholding

         Payments made on the Certificates and proceeds from the sale of Certificates will not be subject to "backup" withholding of 31% unless the Certificateholder fails to comply with certain reporting procedures and is not an exempt recipient under applicable provisions of the Code.

         The Prospectus Supplement for each Series of Certificates will summarize, subject to the limitations stated therein, federal income tax considerations relevant to the purchase, ownership and disposition of such Certificates.

                             ERISA CONSIDERATIONS

         The Prospectus Supplement for each Series of Certificates will summarize, subject to the limitations discussed therein, considerations under ERISA relevant to the purchase of such Certificates by employee benefit plans and individual retirement accounts.

                            METHODS OF DISTRIBUTION

         The Certificates offered hereby and by the related Prospectus Supplement will be offered in Series through one or more of the methods described below. The Prospectus Supplement prepared for each Series will describe the method of offering being utilized for that Series and will state the public offering or purchase price of such Series and the net proceeds to CPS from such sale.

         CPS intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

               1. By negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

               2. By  placements  by CPS with  institutional  investors  through dealers;

               3. By direct placements by CPS with institutional investors; and

               4. By competitive bid.

         In addition, if specified in the related Prospectus Supplement, a Series of Certificates may be offered in whole or in part in exchange for the Receivables (and other assets, if applicable) that would comprise the Trust Assets in respect of such Certificates.

         If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The Certificates will be set forth on the cover of the Prospectus Supplement relating to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the sale of the Certificates, underwriters may receive compensation from CPS or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from CPS and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act. The Prospectus Supplement will describe any such compensation paid by CPS.

         It is anticipated that the underwriting agreement pertaining to the sale of any Series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters, jointly or severally (as specified in the applicable underwriting agreement), will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that CPS will indemnify the several underwriters and, in certain limited circumstances, the underwriters will indemnify CPS against certain civil liabilities, including liabilities under the Securities Act or will contribute to payments required to be made in respect thereof.

         The Prospectus Supplement with respect to any Series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between CPS and purchasers of Certificates of such Series.

         Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                LEGAL OPINIONS

         Certain legal matters relating to the issuance of the Certificates of any Series, including certain federal and state income tax consequences with respect thereto, will be passed upon by Mayer, Brown & Platt, New York, New York.

                             FINANCIAL INFORMATION

         Certain specified Trust Assets will secure each Series of Certificates, no Trust will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Assets will be included in this Prospectus or in the related Prospectus Supplement.

         A Prospectus Supplement may contain the financial statements of the related Credit Enhancer, if any.

                            ADDITIONAL INFORMATION

         This Prospectus, together with the Prospectus Supplement for each Series of Certificates, contains a summary of the material terms of the applicable exhibits to the Registration Statement and the documents referred to herein and therein. Copies of such exhibits are on file at the offices of the Securities and Exchange Commission in Washington, D.C., and may be obtained at rates prescribed by the Commission upon request to the Commission and may be inspected, without charge, at the Commission's offices.

                                  PROSPECTUS

                               TABLE OF CONTENTS
                                                                          Page

PROSPECTUS SUPPLEMENT........................................................2

AVAILABLE INFORMATION........................................................2

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............................2

REPORTS TO CERTIFICATEHOLDERS................................................3

SUMMARY OF TERMS.............................................................4

RISK FACTORS................................................................12

FORMATION OF THE TRUST......................................................19

THE TRUST ASSETS............................................................19

ACQUISITION OF RECEIVABLES BY THE SELLER....................................21

THE RECEIVABLES.............................................................21

CPS'S AUTOMOBILE CONTRACT PORTFOLIO.........................................24

POOL FACTORS................................................................25

USE OF PROCEEDS.............................................................25

THE SELLER AND CPS..........................................................26

DESCRIPTION OF THE CERTIFICATES.............................................27

CERTAIN INFORMATION REGARDING THE CERTIFICATES..............................28

DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS.........................37

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES....................................48

CERTAIN TAX CONSIDERATIONS..................................................52

ERISA CONSIDERATIONS........................................................56

METHODS OF DISTRIBUTION.....................................................57

LEGAL OPINIONS..............................................................58

FINANCIAL INFORMATION.......................................................58

ADDITIONAL INFORMATION......................................................58


UNTIL (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE CERTIFICATES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                 DEFINED TERMS
                                 -------------


                                                                          Page
                                                                          ----
"Actuarial Receivables".....................................................23
"Advance"....................................................................9
"Affiliate Receivables".....................................................21
"Affiliated Originator"..................................................4, 38
"APR".......................................................................22
"Base Rate".................................................................28
"Calculation Agent".........................................................29
"Calculation Date"..................................................30, 31, 33
"cash sale differential"....................................................51
"CD Rate Certificate".......................................................28
"CD Rate Determination Date"................................................29
"CD Rate"...................................................................29
"Cede"......................................................................10
"CEDEL Participants"........................................................35
"Certificate Balance"........................................................4
"Certificateholder".........................................................35
"Certificateholders"........................................................44
"Certificates"...............................................................1
"class"......................................................................1
"Closing Date"...........................................................6, 38
"Code"......................................................................52
"Collection Account"........................................................39
"Commercial Paper Rate Certificate".........................................28
"Commercial Paper Rate Determination Date"..................................30
"Commercial Paper Rate".....................................................30
"Commission".................................................................2
"Composite Quotations"......................................................29
"Contracts"..............................................................1, 24
"Cooperative"...............................................................36
"CPS"........................................................................4
"Credit Enhancement"........................................................17
"Credit Enhancer"...........................................................17
"Cutoff Date"................................................................6
"Dealer Agreements".........................................................20
"Dealers"................................................................4, 19
"Definitive Certificates"...................................................36
"Deposit Institutions".......................................................4
"Depositaries"..............................................................34
"Direct Participants".......................................................17
"Distribution Account"......................................................39
"Distribution Date".........................................................27
"DTC".......................................................................10
"Eligible Deposit Account"..................................................41

"Eligible Institution"......................................................41
"Eligible Investments"......................................................40
"ERISA".....................................................................11
"Euroclear Operator"........................................................36
"Euroclear Participants"....................................................35
"Exchange Act"...............................................................2
"Federal Funds Rate Certificate"............................................28
"Federal Funds Rate Determination Date".....................................31
"Federal Funds Rate"........................................................31
"Financed Vehicles".......................................................1, 6
"Fixed Rate Certificates"...................................................28
"Floating Rate Certificates"................................................28
"FTC Rule"..................................................................51
"Funding Period".............................................................7
"H.15(519)".................................................................29
"IFCs".......................................................................4
"Index Maturity"............................................................28
"Indirect Participants".................................................17, 34
"Initial Receivables"........................................................7
"Insolvency Laws"...........................................................15
"Interest Reset Date".......................................................29
"Interest Reset Period".....................................................28
"Investment Company Act".....................................................9
"Investment Earnings".......................................................40
"Investment Income"..........................................................7
"LIBOR Certificate".........................................................28
"LIBOR Determination Date"..................................................32
"LIBOR".................................................................31, 32
"London Banking Day"........................................................32
"Money Market Yield"........................................................30
"Obligors"..................................................................19
"OID".......................................................................54
"Originator".................................................................4
"Participants"..............................................................33
"Pass-Through Rate"..........................................................4
"Payahead Account"..........................................................40
"Policy".....................................................................1
"Pool Balance"..............................................................25
"Pool Factor"...............................................................25
"Pooling and Servicing Agreement"........................................4, 37
"Pre-Funded Amount"..........................................................7
"Pre-Funding Account"........................................................6
"Precomputed Advance"........................................................8
"prepayments"...............................................................18
"Prospectus Supplement"......................................................1
"Purchase Agreement"........................................................21
"Purchase Amount"...........................................................21
"Rating Agencies"...........................................................11
"Receivables Pool"..........................................................19

"Receivables".............................................................1, 6
"Registration Statement".....................................................2
"Relief Act"................................................................18
"Reuters Screen LIBO Page"..................................................32
"Rule of 78s Receivables"...................................................22
"Rule of 78s"...............................................................22
"Rules".....................................................................35
"Section 1286 Regulations"..................................................54
"Securities Act".............................................................2
"Seller".....................................................................4
"Series".....................................................................1
"Servicer"................................................................1, 4
"Servicing Fee".............................................................43
"Shortfall Amount"..........................................................55
"Simple Interest Advance"....................................................9
"Simple Interest Receivables"...............................................23
"Sponsor"....................................................................4
"Spread Multiplier".........................................................28
"Spread"....................................................................28
"Standby Servicer"..........................................................41
"Strip Certificates".........................................................5
"Sub-Prime Borrowers"........................................................24
"Subsequent Receivables".....................................................6
"Subsequent Transfer Date"..........................................13, 22, 39
"Subservicer"................................................................4
"Terms and Conditions"......................................................36
"Treasury bills"............................................................32
"Treasury Rate Certificate".................................................28
"Treasury Rate Determination Date"..........................................33
"Treasury Rate".........................................................32, 33
"Trust Accounts"............................................................40
"Trust Assets"...............................................................1
"Trust"......................................................................1
"Trustee"....................................................................4
"UCC".......................................................................38
"United States person"......................................................56

                                                Filed pursuant to Rule 424(b)(2)
                                                Registration No. [  ]

          FORM OF PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED [ ], 199[ ]

                                 $[           ]

                        CPS Auto Grantor Trust 199[ ]-[ ]

               $[      ] [ ]% Asset-Backed Certificates, Class A
               $[      ] [ ]% Asset-Backed Certificates, Class B

                              CPS Receivables Corp.
                                    (Seller)

                        Consumer Portfolio Services, Inc.
                                   (Servicer)

         The Asset-Backed Certificates will consist of two classes of certificates, Class A (the "Class A Certificates") and Class B (the "Class B Certificates" and, collectively, the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") to be formed pursuant to a Pooling and Servicing Agreement among CPS Receivables Corp., as Seller (the "Seller"), Consumer Portfolio Services, Inc., as Servicer (individually, "CPS", and in its capacity as the Servicer, the "Servicer"), and [ ], as Trustee and Standby
Servicer (the "Trustee" and "Standby Servicer", respectively). The Class A Certificates will evidence, in the aggregate, beneficial ownership of an undivided [ ] percent ([ ]%) interest in the Trust Assets, other than interest received by the Trust in excess of the Class A Pass-Through Rate of [ ]% per annum, and the Class B Certificates will evidence, in the aggregate, beneficial ownership of an undivided [ ] percent ([ ]%) interest in the Trust Assets, other than interest received by the Trust in excess of the Class B Pass-Through Rate of [ ]% per annum. The rights of the Class B Certificateholders to receive distributions with respect to the Receivables are subordinated to the rights of the holders of the Class A Certificates [and the Credit Enhancer] to the extent described herein. Only the Class A Certificates are being offered hereby.

         The Underwriters have agreed to purchase from the Seller the Class A Certificates and the Class B Certificates at [ ]% and [ ]%, respectively, of the principal amount thereof, subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Underwriting". The aggregate proceeds to the Seller, before deducting expenses payable by the Seller estimated at $[ ], will be $[ ] for the Class A Certificates plus accrued interest at the Class A Pass-Through Rate from [ ], 199[ ] and $[ ] for the Class B Certificates plus accrued interest at the Class B Pass-Through Rate from [ ], 199[ ].

         The Underwriters propose to offer the Securities from time to time in negotiated transactions or otherwise, at prices determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting" herein.

         The Trust Assets will include a pool of retail installment sale contracts and all rights thereunder (collectively, the "Receivables"), certain monies due or received thereunder after [ ], 199[ ], security interests in the new and used automobiles, light trucks, vans and minivans securing the Receivables, certain bank accounts and the proceeds thereof, [Credit Enhancement] with respect to the Class A Certificates, and the right of the Originators (as defined herein) to receive certain insurance proceeds and certain other property, as more fully described herein. The Receivables will be purchased by the Seller from the Originators on or prior to the date of the issuance of the Certificates.

         FOR A DISCUSSION OF CERTAIN FACTORS RELATING TO THE TRANSACTION, SEE "RISK FACTORS" AT PAGE S-15 HEREIN AND PAGE [ ] IN THE ACCOMPANYING PROSPECTUS. [Credit Enhancement (the "Credit Enhancement") with respect to the Class A Certificates will be provided by [Credit Enhancer] on each Distribution Date.

         THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST AND DO NOT REPRESENT INTEREST IN OR OBLIGATIONS OF THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF.


         THE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTA- TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Certificates are offered hereby by the Underwriters when, as and if issued by the Seller, delivered to and accepted by the Underwriters and subject to its right to reject orders in whole or in part. It is expected that delivery of the Certificates will be made on or about [ ], 199[ ] only through The Depository Trust Company[, Cedel Bank, societe anonyme and the Euroclear System].

                                 [Underwriters]

           The date of this Prospectus Supplement is [    ], 199[ ].

                      (cover continued from previous page)

                              AVAILABLE INFORMATION

         CPS  has  filed  with  the  Securities  and  Exchange  Commission  (the
"Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Certificates offered pursuant to this Prospectus Supplement. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional office at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a web site at http://www.sec.gov containing reports, proxy statements, information statements and other information regarding registrants, including CPS, that file electronically with the Commission. The Servicer, on behalf of the Trust, will also file or cause to be filed with the Commission such periodic reports as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. Upon the receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriters (as defined herein) or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, CPS, the Seller or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by CPS with the Registration Statement, either on its own behalf or on behalf of the Trust, relating to the Certificates, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates offered hereby, shall be deemed to be incorporated by reference in this Prospectus Supplement and to be a part of this Prospectus Supplement from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         CPS will provide without charge to each person to whom this Prospectus Supplement is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus Supplement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus Supplement incorporates). Written requests for such copies should be directed to: Consumer Portfolio Services, Inc., 2 Ada, Irvine, California 92618,
Attention: [ ]. Telephone requests for such copies should be directed to Consumer Portfolio Services, Inc. at (714) 753-6800.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                          REPORTS TO CERTIFICATEHOLDERS

         Unless and until Definitive Certificates are issued periodic reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer will file with the Commission such periodic reports as are required under the Exchange Act, and the rules and regulations thereunder and as are otherwise agreed to by the Commission. Copies of such periodic reports may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

--------------------------------------------------------------------------------
                                     SUMMARY


This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus Supplement. An Index of Terms appears at the end of this Prospectus Supplement.

Trust.............................  CPS  Auto  Grantor  Trust  199[  ]-[ ]  (the
                                    "Trust")  to  be  formed   pursuant  to  the
                                    Pooling and Servicing Agreement, dated as of [ ], 199[ ] among the Seller, the Servicer and the Trustee and Standby Servicer (the "Agreement").

Seller............................  CPS Receivables  Corp.  (the "Seller").  See
                                    "The  Seller  and  CPS" in  this  Prospectus
                                    Supplement.

Originators......................   Consumer Portfolio Services, Inc. ("CPS"), a
                                    California  corporation,   Samco  Acceptance
                                    Corp. ("Samco"), a Delaware corporation, and Linc Acceptance Company LLC ("Linc"), a
                                    Delaware limited liability company [and one or more other affiliates of CPS (each an "Affiliated Originator")] (each, in such capacity, an "Originator" and, together, the "Originators"). CPS holds an 80% ownership interest in each of Samco and Linc, [and an [ ]% ownership interest in each Affiliated
                                    Originator.]

Servicer..........................  Consumer Portfolio Services, Inc. ("CPS" or,
                                    in  its  capacity  as  the   servicer,   the
                                    "Servicer").  See "CPS's Automobile Contract
                                    Portfolio" and "The Seller and CPS" in this Prospectus Supplement.

Trustee...........................  [name and address].

[Credit Enhancer].................  [Credit Enhancer Information].

Closing Date......................  On or about [      ], 199[ ].

Description of the
Securities Offered................  The  Certificates  consist  of two  classes, entitled  [  ]%  Asset-Backed  Certificates,
                                    Class A (the "Class A  Certificates")  and [
                                    ]% Asset- Backed Certificates,  Class B (the
                                    "Class B  Certificates"  and,  together with
                                    the     Class    A     Certificates,     the
                                    "Certificates").   Each   Certificate   will
                                    evidence   beneficial    ownership   of   an
                                    undivided interest in the Trust. The Class A
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  A  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    A    Pass-Through    Rate.   The   Class   B
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  B  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    B Pass-Through Rate.

                                    The "Class A Percentage" as of any date of determination will be [ ]%. The "Class B Percentage" as of any date of determination will be [ ]%.

                                    The rights of the Class B Certificates to receive distributions will be subordinated to the rights of the Class A Certificates [and the Credit Enhancer] to the extent described herein.

                                    The   Certificates   will  be  offered   for
                                    purchase in denominations of $1,000 and in integral multiples thereof.

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                                      S-4

--------------------------------------------------------------------------------

Trust Assets........................The   property  of  the  Trust  (the  "Trust
                                    Assets")  will  include (i) a pool of retail
                                    installment  sale  contracts  (collectively,
                                    the  "Receivables")  secured  by the new and
                                    used  automobiles,  light  trucks,  vans and
                                    minivans  financed  thereby  (the  "Financed
                                    Vehicles"),  (ii)  with  respect  to Rule of
                                    78's  Receivables,  all payments due thereon
                                    after [ ], 199[ ] (the "Cutoff Date"),  and,
                                    with respect to Simple Interest Receivables,
                                    all payments  received  thereunder after the
                                    Cutoff Date, (iii) security interests in the
                                    Financed   Vehicles,   (iv)   certain   bank
                                    accounts and the proceeds  thereof,  (v) the
                                    right of the Seller to receive proceeds from
                                    claims   under,   or  refunds  of   unearned
                                    premiums from,  certain  insurance  policies
                                    and  extended  service  contracts,  (vi) all
                                    right,  title and  interest of the Seller in
                                    and to the Purchase  Agreements  (as defined
                                    below), (vii) [Credit Enhancement] issued by
                                    the [Credit  Enhancer]  with  respect to the
                                    Class A  Certificates,  and  (viii)  certain
                                    other  property,  as  more  fully  described
                                    herein. See "Formation of the Trust" in this
                                    Prospectus Supplement and "The Trust Assets"
                                    in the Prospectus.  The Receivables  will be
                                    purchased   by  the   Seller   from  CPS  or
                                    Affiliated Originator pursuant to a Purchase
                                    Agreement  on or prior to the Closing  Date.
                                    The Receivables arise from loans originated by automobile dealers, independent finance companies ("IFCs") or Deposit Institutions (as defined herein) for assignment to CPS, Samco, Linc [or an Affiliated Originator] pursuant to CPS's auto loan programs.

The Receivables.....................As  of  the  Cutoff  Date,   the   aggregate
                                    outstanding   principal   balance   of   the
                                    Receivables  was  $[ ] (the  "Original  Pool
                                    Balance").   On  the   Closing   Date,   the
                                    Receivables will be purchased  pursuant to [
                                    ] purchase agreements, each dated as of [ ],
                                    199[ ] (each,  a "Purchase  Agreement"  and,
                                    together,   the   "Purchase    Agreements"),
                                    between the respective  Originators  and the
                                    Depositor.  The  Receivables  sold  by  CPS,
                                    Samco, Linc and [each Affiliated Originator]
                                    (the "CPS Receivables", "Samco Receivables",
                                    "Linc    Receivables"   and    ["[Affiliated
                                    Originator]   Receivables"],   respectively)
                                    will represent  approximately  [ ]%, [ ]%, [
                                    ]%  and  [ ]%,  respectively,  of  the  Pool
                                    Balance (as defined herein) as of the Cutoff
                                    Date. The Trust,  in turn, will purchase the
                                    Receivables  on the  Closing  Date  from the
                                    Depositor,  and the  Servicer  will agree to
                                    service  the  Receivables,  pursuant  to the
                                    Pooling and  Servicing  Agreement.  See "The
                                    Receivables    Pool"    herein    and   "The
                                    Receivables  Pools" in the  Prospectus.  The
                                    Receivables  consist  of retail  installment
                                    sale  contracts  secured  by  new  and  used
                                    automobiles, light trucks, vans and minivans
                                    including,  with  respect  to  Rule  of 78's
                                    Receivables,  the rights to all payments due
                                    with respect to such  Receivables  after the
                                    Cutoff  Date,  and,  with  respect to Simple
                                    Interest  Receivables,  the  rights  to  all
                                    payments   received  with  respect  to  such
                                    Receivables after the Cutoff Date. As of the
                                    Cutoff  Date,  approximately  [  ]%  of  the
                                    aggregate    principal    balance   of   the
                                    Receivables  represented  financing  of used
                                    vehicles.  The Receivables  arise from loans
                                    originated  by automobile  dealers,  IFCs or
                                    Deposit  Institutions for assignment to CPS,
                                    Samco, Linc [or  an  Affiliated  Originator]
                                    pursuant  to CPS's auto loan  programs.  The
                                    auto   loan   programs   target   automobile
                                    purchasers  with marginal credit ratings who
                                    are  generally  unable to obtain credit from
                                    banks or other low-risk lenders.  See "CPS's
                                    Automobile  Contract Portfolio - General" in
                                    this   Prospectus   Supplement   and   "Risk
                                    Factors-Nature    of    Obligors"   in   the
                                    Prospectus.   The   Receivables   have  been
                                    selected from the contracts owned by CPS based on the criteria specified in the Agreement and described herein.

                                    Each Receivable is a Rule of 78's Receivable
                                    or a Simple Interest  Receivable.  As of the
                                    Cutoff  Date,  the weighted  average  annual
                                    percentage   rate   (the   "APR")   of   the
                                    Receivables was approximately [ ]%, the weighted average remaining term to maturity of the Receivables was approximately [ ] months and the weighted

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    average original term to maturity of the Receivables was approximately [ ] months. As of the Cutoff Date, no Receivable had a scheduled maturity later than [ ].

Class A Certificate Balance.......  The  "Class  A  Certificate   Balance"  will
                                    equal, initially,  the Class A Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class A  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class A Certificates.

Class A Pass-Through Rate.........  Interest   will   accrue   on  the  Class  A
                                    Certificate Balance at a rate of [ ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the
                                    "Class A Pass-Through Rate").

Class B Certificate Balance.......  The  "Class  B  Certificate   Balance"  will
                                    equal, initially,  the Class B Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class B  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class B Certificates.

Class B Pass-Through Rate.........  Interest   will  accrue  on  the   principal
                                    balance   of  the   Class   B   Certificates
                                    outstanding from time to time at a rate of [
                                    ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class B Pass-Through Rate").

Interest..........................  On the  15th of  each  month  (or  the  next following  Business Day) beginning [ ], 199[
                                    ] (each, a "Distribution Date"), the Trustee
                                    will,   to  the   extent   there  are  funds
                                    available from the sources described herein,
                                    pass-through  and (i) distribute pro rata to
                                    the   holders  of  record  of  the  Class  A
                                    Certificates       (the       "Class       A
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class A Pass-Through Rate on the Class A
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection  Period and (ii)  distribute  pro
                                    rata to the holders of record of the Class B
                                    Certificates       (the       "Class       B
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class B Pass-Through Rate on the Class B
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection Period;  provided,  however, that
                                    on  the   first   Distribution   Date,   the
                                    Certificateholders   will  be   entitled  to
                                    interest at the Class A Pass-Through Rate or
                                    the   Class   B   Pass-Through    Rate,   as
                                    applicable,   on   the   initial   Class   A
                                    Certificate  Balance or the initial  Class B
                                    Certificate Balance, as applicable, from and
                                    including   the  Closing  Date  through  and
                                    including   [   ].   The   final   scheduled
                                    Distribution Date on the Certificates will be the [ ] Distribution Date (the "Final Scheduled Distribution Date").

Principal.........................  On each Distribution Date, the Trustee will, to the extent that there are funds available
                                    from   the   sources    described    herein,
                                    distribute to

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                                      S-6

--------------------------------------------------------------------------------

                                    (a) the Class A Certificateholders as of the
                                    related  Record Date an amount  equal to the
                                    Class   A   Percentage   of  the   Principal
                                    Distributable  Amount  and (b)  the  Class B
                                    Certificateholders  as of the related Record
                                    Date  an   amount   equal  to  the  Class  B
                                    Percentage  of the  Principal  Distributable
                                    Amount. The "Principal Distributable Amount"
                                    for a Distribution  Date shall equal the sum
                                    of  (a)  the   principal   portion   of  all
                                    Scheduled   Payments   received  during  the
                                    preceding  Collection Period on Rule of 78's
                                    Receivables  and all  payments of  principal
                                    received  on  Simple  Interest   Receivables
                                    during the preceding  Collection Period; (b)
                                    the principal  portion of all prepayments in
                                    full   (including    prepayments   in   full
                                    resulting from collections with respect to a
                                    Receivable  received  during  the  preceding
                                    Collection  Period plus any amounts  applied
                                    from the  Payahead  Account  with respect to
                                    such  Receivable)  (without  duplication  of
                                    amounts   included  in  (a)  above  and  (d)
                                    below);  (c)  the  portion  of the  Purchase
                                    Amount   allocable   to  principal  of  each
                                    Receivable  that was  repurchased  by CPS or
                                    purchased by the Servicer as of the last day
                                    of the related  Collection  Period  (without
                                    duplication  of the  amounts  referred to in
                                    (a)  and  (b)  above);   (d)  the  Principal
                                    Balance of each Receivable that first became
                                    a Liquidated Receivable during the preceding
                                    Collection  Period  (without  duplication of
                                    the amounts  included in (a) and (b) above);
                                    and (e) the  aggregate  amount  of Cram Down
                                    Losses that shall have  occurred  during the
                                    preceding    Collection    Period   (without
                                    duplication  of  amounts   included  in  (a)
                                    through (d) above). In addition, on the Final Scheduled Distribution Date, to the extent amounts are available therefor, the principal required to be distributed to the Class A Certificateholders will equal the then outstanding Class A Certificate Balance and the principal required to be distributed to the Class B Certificateholders will equal the then outstanding Class B Certificate Balance.

                                    A  "Collection  Period"  with  respect  to a
                                    Distribution Date will be the calendar month
                                    preceding    the   month   in   which   such
                                    Distribution Date occurs; provided however, that with respect to the first Distribution Date, the "Collection Period" will be the period from and excluding the Cutoff Date to and including [ ], 199[ ].

Priority of Payments..............  On each Distribution Date, the Trustee shall make the following distributions in the following order of priority:

                                    [(i) to the Servicer,  the Servicing Fee and
                                    all   unpaid   Servicing   Fees;   provided,
                                    however, that as long as CPS is the Servicer
                                    and  [  ],  is  the  Standby  Servicer,  the
                                    Trustee   will  first  pay  to  the  Standby
                                    Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

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                                      S-7

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                                    (ii)  in  the  event  the  Standby  Servicer
                                    becomes  the  successor  Servicer,   to  the
                                    Standby  Servicer,   reasonable   transition
                                    expenses (up to a maximum of $[ ]) incurred in acting as successor Servicer;

                                    (iii) to the  Trustee,  the  Trustee Fee (as
                                    defined   herein)   and   other   reasonable
                                    expenses of the Trustee;

                                    (iv) to the Collateral Agent (as defined herein), all fees and expenses payable to the Collateral Agent with respect to such Distribution Date;

                                    (v) to the Class A  Certificateholders,  the
                                    Class A Interest Distributable Amount (as defined herein) and any Class A Interest Carryover Shortfall (as defined herein);

                                    (vi) to the Class B Certificateholders,  the
                                    Class B Interest Distributable Amount (as defined herein) and any Class B Interest Carryover Shortfall (as defined herein);

                                    (vii) to the Class A Certificateholders, the
                                    Class A Principal Distributable Amount (as defined herein) and any Class A Principal Carryover Shortfall (as defined herein);

                                    (viii) to the [Credit Enhancer], any amounts due to the [Credit Enhancer] under the terms of the Agreement and under the [Enhancement Agreement] (as defined herein);

                                    (ix) in the event any person  other than the
                                    Standby  Servicer  becomes the Servicer,  to
                                    such    successor    Servicer,    reasonable
                                    transition  expenses  (up to a maximum of $[
                                    ]) incurred in acting as successor Servicer;

                                    (x) to the Class B  Certificateholders,  the
                                    Class B Principal Distributable Amount (as defined herein) and any Class B Principal Carryover Shortfall (as defined herein); and

                                    (xi) to the  Collateral  Agent,  for deposit
                                    into the Spread Account, the remaining Total
                                    Distribution   Amount,   if  any.  See  "The
                                    Certificates     --     Distributions     on
                                    Certificates  -  Priority  of   Distribution
                                    Amounts" in this Prospectus Supplement.]

[Spread Account...................  The  Seller  has  agreed to cause the Spread
                                    Account   to   be   established   with   the
                                    Collateral  Agent  for  the  benefit  of the
                                    [Credit  Enhancer] and the Trustee on behalf
                                    of  the  Class  A  Certificateholders.   Any
                                    portion  of the  Total  Distribution  Amount
                                    remaining  on any  Distribution  Date  after
                                    payment of all fees and expenses due on such
                                    date to the Servicer,  the Standby Servicer,
                                    the  Trustee,   the  Collateral  Agent,  the
                                    [Credit  Enhancer],  any successor  Servicer
                                    and all principal and interest  payments due
                                    to   the    Certificateholders    on    such
                                    Distribution  Date, will be deposited in the
                                    Spread  Account  and held by the  Collateral
                                    Agent for the  benefit  of the  Trustee,  on
                                    behalf  of the  Class A  Certificateholders,
                                    and the [Credit  Enhancer].  The  Collateral
                                    Agent [will] [will not] hold for the benefit
                                    of  the  Class  B   Certificateholders   the
                                    amounts

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                                      S-8

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                                    on  deposit  in the  Spread  Account  on any
                                    Distribution Date, which (after all payments
                                    required  to be made on such  date have been
                                    made) are in excess of the requisite  amount
                                    determined  from time to time in  accordance
                                    with  certain  portfolio  performance  tests
                                    agreed upon by the [Credit Enhancer] and the
                                    Seller as a condition to the issuance of the
                                    [Credit Enhancement] (such requisite amount,
                                    the   "Requisite   Amount").   If   on   any
                                    Distribution  Date,  the Total  Distribution
                                    Amount is insufficient  (taking into account
                                    the  application  of the Total  Distribution
                                    Amount  to  the   payment  of  the  Class  B
                                    Interest  Distributable Amount and any Class
                                    B Interest  Carryover  Shortfall) to pay all
                                    distributions  required  to be  made on such
                                    day pursuant to priorities (i), (ii), (iii),
                                    (iv), (v),  (vii),  (viii) and (ix) referred
                                    to above in "Priority of Payments",  amounts
                                    on  deposit in the  Spread  Account  will be
                                    applied  to pay  the  amounts  due  on  such
                                    Distribution    Date    pursuant   to   such
                                    priorities  (i),  (ii),  (iii),  (iv),  (v),
                                    (vii),    (viii)   and   (ix).    See   "The
                                    Certificates     --     Distributions     on
                                    Certificates  -- The Spread Account" in this
                                    Prospectus Supplement.]


                                    [Other Spread Account Arrangement]

Subordination.....................  Distributions  of  interest  on the  Class B
                                    Certificates   will   be   subordinated   in
                                    priority of payment to  interest  due on the
                                    Class  A  Certificates.   Distributions   of
                                    principal on the Class B  Certificates  will
                                    be  subordinated  in  priority of payment to
                                    interest  and  principal  due on the Class A
                                    Certificates.   Accordingly,   the  Class  A
                                    Certificates  will  receive  the  benefit of
                                    amounts   otherwise   due  on  the  Class  B
                                    Certificates  as credit  enhancement.  Funds
                                    representing  the  interest  of the  Class B
                                    Certificateholders  in the Trust Assets will
                                    be  applied  first  to  the  payment  of any
                                    amounts     due    to    the     Class     A
                                    Certificateholders on account of the Class A
                                    Interest  Distributable Amount and any Class
                                    A Interest Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders and funds otherwise due to pay principal of the Class B Certificates will be applied first to the payment of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders.

Distribution and
Record Dates......................  A  "Distribution  Date" will be the 15th day of each month (or if such 15th day is not a business day, the next following business day) commencing [ ], 199[ ]. The record date applicable to each Distribution Date (each, a "Record Date") will be the 10th day of the calendar month in which such Distribution Date occurs.

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                                      S-9

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Repurchases and
Purchases of
Certain Receivables...............  CPS has  made  certain  representations  and
                                    warranties       relating       to       the
                                    Receivables(including the Samco Receivables,
                                    the  Linc  Receivables  and [the [Affiliated
                                    Originator]  Receivables]) to the  Seller in
                                    the Purchase  Agreement,  and the Seller has
                                    made such representations and warranties for
                                    the  benefit  of the Trust  and the  [Credit
                                    Enhancer] in the Agreement.  The Trustee, as
                                    acknowledged   assignee  of  the  repurchase
                                    obligations   of  CPS  under  the   Purchase
                                    Agreement,  will be  entitled to require CPS
                                    to repurchase any Receivable  (including the
                                    Samco Receivables,  the Linc Receivables and
                                    [the [Affiliated Originator] Receivables])if
                                    such  Receivable  is  materially   adversely
                                    affected by a breach of any representation or warranty made by CPS with respect to the Receivable and such breach has not been cured following discovery by the Seller or CPS or notice to the Seller and CPS.

                                    The Servicer will be obligated to repurchase
                                    any  Receivable  if, among other things,  it
                                    extends  the date for final  payment  by the
                                    Obligor of such  Receivable  beyond the last
                                    day of  the  penultimate  Collection  Period
                                    preceding the Final  Scheduled  Distribution
                                    Date  or  fails  to   maintain  a  perfected
                                    security  interest in the Financed  Vehicle.
                                    See   "Description  of  the  Certificates  -
                                    Servicing  Procedures"  in  this  Prospectus
                                    Supplement and  "Description  of the Pooling
                                    and   Servicing    Agreements--    Servicing
                                    Procedures" in the Prospectus.

The [Credit Enhancement]..........  [Describe credit enhancement]

Servicing.........................  The  Servicer   will  be   responsible   for
                                    servicing,  managing and making  collections
                                    on the Receivables.  On or prior to the next
                                    billing  period after the Cutoff  Date,  the
                                    Servicer  will notify  each  Obligor to make
                                    payments  with  respect  to the  Receivables
                                    after the  Cutoff  Date  directly  to a post
                                    office  box in the name of the  Trustee  for
                                    the  benefit of the  Certificateholders  and
                                    the  [Credit  Enhancer]  (the  "Post  Office
                                    Box").  On each  Business  Day,  [ ], as the
                                    lock-box     processor     (the    "Lock-Box
                                    Processor"), will transfer any such payments
                                    received   in  the  Post  Office  Box  to  a
                                    segregated   lock-box  account  at  Bank  of
                                    America (the "Lock-Box  Bank"),  in the name
                                    of  the  Trustee  for  the  benefit  of  the
                                    Certificateholders and the [Credit Enhancer]
                                    (the   "Lock-Box   Account").   Within   two
                                    Business Days of receipt of funds into the Lock-Box Account, the Servicer is required to direct the Lock-Box Bank to effect a transfer of funds from the Lock-Box Account to one or more accounts established with the Trustee. See "The Certificates -- Accounts", and "-- Payments on Receivables" in this Prospectus Supplement.

Standby Servicer..................  [                ].

                                    [If an Event of Default occurs and remains unremedied, (1) provided no [Enhancement Default] has occurred and is continuing, then the [Credit Enhancer] in its sole and absolute

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                                      S-10

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                                    discretion,   or  (2)  if  an   [Enhancement
                                    Default]   shall   have   occurred   and  be
                                    continuing,  then the Trustee or the holders
                                    of Class A Certificates  evidencing not less
                                    than 25% of the Class A Certificate Balance,
                                    may terminate the rights and  obligations of
                                    the Servicer  under the  Agreement.] If such
                                    event occurs when CPS is the  Servicer,  or,
                                    if CPS resigns as Servicer or is  terminated
                                    as Servicer by the  [Credit  Enhancer],  [ ]
                                    (in such capacity,  the "Standby Servicer"),
                                    has  agreed to serve as  successor  Servicer
                                    under the Agreement  pursuant to a Servicing
                                    Assumption Agreement dated as of [ ], 199[ ]
                                    among  CPS,  the  Standby  Servicer  and the
                                    Trustee    (the    "Servicing     Assumption
                                    Agreement").   The  Standby   Servicer  will
                                    receive a portion of the  Servicing Fee (the
                                    "Standby  Fee") for  agreeing to stand by as
                                    successor  Servicer and for performing other
                                    functions.  If the  Standby  Servicer or any
                                    other entity  serving at the time as Standby
                                    Servicer becomes the successor Servicer,  it
                                    will receive compensation at a Servicing Fee
                                    Rate  not  to  exceed  [ ]% per  annum.  See
                                    "Standby   Servicer"   in  this   Prospectus
                                    Supplement.

Servicing Fee.....................  The Servicing Fee for each Distribution Date shall be equal to the sum of (i) the  result
                                    of  one-twelfth  times  [  ]%  of  the  Pool
                                    Balance as of the close of  business  on the
                                    last day of the second preceding  Collection
                                    Period  plus (ii) the result of  one-twelfth
                                    times  [ ]%  of  the  aggregate  outstanding
                                    principal  balance of the Certificates as of
                                    the close of business on the last day of the
                                    second    preceding    Collection    Period;
                                    provided, however, that with respect to the first Distribution Date the Servicer will be entitled to receive a Servicing Fee equal to the sum of (i) the result of one-twelfth times [ ]% of the original Pool Balance plus
                                    (ii) the result of one-twelfth times [ ]% of the aggregate outstanding principal balance of the Certificates as of the Closing Date. As additional servicing compensation, the Servicer will also be entitled to certain late fees, prepayment charges and other administrative fees or similar charges. For so long as CPS is Servicer, a portion of the Servicing Fee, equal to the Standby Fee, will be payable to the Standby Servicer.

Optional Purchase.................  The Servicer may at its option  purchase all the  Receivables  as of the  last day of any
                                    month  on  or  after  which  the   aggregate
                                    principal  balance  of  the  Receivables  is
                                    equal to [10%] or less of the Original  Pool
                                    Balance,  at a purchase  price  equal to the
                                    aggregate    principal    balance   of   the
                                    Receivables,  plus  accrued  interest at the
                                    respective    APRs;    provided   that   the
                                    Servicer's  right to  exercise  such  option
                                    will be subject to the prior approval of the
                                    [Credit Enhancer], but only if, after giving
                                    effect  thereto,  a claim  under the [Credit
                                    Enhancement] would occur or any amount owing
                                    to the [Credit  Enhancer]  or the holders of
                                    the  Class  A   Certificates   would  remain
                                    unpaid.

Certain Legal Aspects of
the Receivables; Purchase
Obligations.......................  In   connection   with   the   sale  of  the
                                    Receivables,   security   interests  in  the
                                    Financed Vehicles securing the Receivables will be assigned by the Originators to the Seller pursuant to the Purchase Agreements and by the

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                                      S-11

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                                    Seller  to the  Trustee  pursuant  to the 1.
                                    Agreement.  Certain of the Receivables  (the
                                    "Affiliate    Receivables"),    representing
                                    approximately   [  ]%   of   the   aggregate
                                    principal  balance of the  Receivables as of
                                    the Cutoff  Date,  have been  originated  by
                                    affiliates of CPS including Samco,  Linc and
                                    [the     Affiliated     Orginators.]     The
                                    certificates   of  title  to  the   Financed
                                    Vehicles securing the Affiliate  Receivables
                                    show  the   applicable   Originator  as  the
                                    lienholder. Due to the administrative burden
                                    and expense,  the  certificates  of title to
                                    the  Financed   Vehicles   (including  those
                                    securing the Affiliate Receivables) will not
                                    be  amended  or  re-issued  to  reflect  the
                                    assignment  thereof to the  Trustee.  In the
                                    absence of such an  amendment,  the  Trustee
                                    may not have a perfected  security  interest
                                    in  the  Financed   Vehicles   securing  the
                                    Receivables in some states.  The Seller will
                                    be obligated to purchase any Receivable sold
                                    to the Trust as to which there did not exist
                                    on the  Closing  Date a  perfected  security
                                    interest  in the name of the  Seller  in the
                                    Financed  Vehicle,  and the Servicer will be
                                    obligated to purchase any Receivable sold to
                                    the Trust as to which it failed to  maintain
                                    a perfected security interest in the name of
                                    CPS,   Samco,   Linc   [or  the   Affiliated
                                    Originator] in the Financed Vehicle securing
                                    such Receivable  (which  perfected  security
                                    interest  has been  assigned  to, and is for
                                    the benefit of, the  Trustee)  if, in either
                                    case,  such breach  materially and adversely
                                    affects  the  interest  of  the  Trust,  the
                                    Trustee  or the  [Credit  Enhancer]  in such
                                    Receivable  and if such failure or breach is
                                    not cured by the last day of the second (or,
                                    if CPS or the Servicer,  as the case may be,
                                    elects,   the  first)  month  following  the
                                    discovery   by  or  notice  to  CPS  or  the
                                    Servicer,  as  the  case  may  be,  of  such
                                    breach.  To the extent the security interest
                                    of  CPS,  Samco,   Linc  or  [the Affiliated
                                    Originator] is  perfected,  the Trustee will
                                    have   a   prior   claim   over   subsequent
                                    purchasers  of  such  Financed  Vehicle  and
                                    holders of subsequently  perfected  security
                                    interests.  However,  as  against  liens for
                                    repairs of a Financed  Vehicle or for unpaid
                                    storage  charges  or for taxes  unpaid by an
                                    Obligor  under  a  Receivable,   or  through
                                    fraud, forgery or negligence or error, CPS, Samco, Linc or [the Affiliated Originator], and therefore the Trust could lose its prior perfected security interest in a Financed Vehicle. Neither CPS nor the Servicer will have any obligation to purchase a Receivable as to which a lien for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable result in losing the priority of the security interest in such Financed Vehicle after the Closing Date. See "Risk Factors -- Certain Legal Aspects" in this Prospectus Supplement.

Book-Entry
Certificates......................  The    Certificates    initially   will   be
                                    represented  by  certificates  registered in
                                    the  name  of  Cede  & Co.  ("Cede")  as the
                                    nominee  of  The  Depository  Trust  Company
                                    ("DTC"),  and will only be  available in the
                                    form of  book-entries  on the records of DTC
                                    and participating members thereof.  [Persons
                                    acquiring  beneficial ownership interests in
                                    the  Certificates  may  elect to hold  their
                                    Certificates  through  DTC,  in  the  United
                                    States,  or Centrale de Livraison de Valeurs
                                    Mobilieres  S.A.  ("CEDEL") or the Euroclear
                                    System ("Euroclear"),  in Europe.  Transfers
                                    within DTC, CEDEL or Euroclear,  as the case
                                    may be, will be in accordance with the usual
                                    rules  and   operating   procedures  of  the
                                    relevant system. So long as the Certificates
                                    are    book-entry     Certificates,     such
                                    Certificates  will  be  evidenced  by one or
                                    more Certificates  registered in the name of
                                    Cede,  as the  nominee  of DTC or one of the
                                    relevant  depositories  (collectively,   the
                                    "European    Depositaries").     Crossmarket
                                    transfers  between persons holding  directly
                                    or indirectly  through DTC, on the one hand,
                                    and   counterparties   holding  directly  or
                                    indirectly  through CEDEL or  Euroclear,  on
                                    the other,  will be  effected in DTC through
                                    Chase   Manhattan   Bank,   N.A.  or  Morgan
                                    Guaranty  Trust  Company  of  New  York,  as
                                    depositories    of   CEDEL   or   Euroclear,
                                    respectively,  and each participating member
                                    of  DTC.]   Certificates   representing  the
                                    Certificates  will be issued  in  definitive
                                    form only  under the  limited  circumstances
                                    described  herein.  All references herein to
                                    "holders"    of    the    Certificates    or
                                    "Certificateholders"   shall   reflect   the
                                    rights   of   beneficial   owners   of   the
                                    Certificates  ("Certificate Owners") as they
                                    may indirectly  exercise such rights through
                                    DTC  and   participating   members  thereof,
                                    except as otherwise  specified  herein.  See
                                    "Risk   Factors"  and  "The   Certificates--
                                    Registration   of   Certificates"   in  this
                                    Prospectus    Supplement    and    "[Certain
                                    Information   Regarding  the  Certificates--
                                    Book-Entry Registration]" in the Prospectus.

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                                      S-12

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Tax Status........................  In the opinion of special tax counsel to the
                                    Seller,  the Trust  will be  classified  for
                                    federal  income  tax  purposes  as a grantor
                                    trust and not as an association taxable as a
                                    corporation.  Certificateholders must report
                                    their respective  allocable shares of income
                                    earned  on  Trust  Assets  (other  than  any
                                    amounts treated as "stripped  coupons") and,
                                    subject to certain limitations applicable to
                                    individuals,  estates and trusts, may deduct
                                    their   respective   allocable   shares   of
                                    reasonable servicing and other expenses. See
                                    "Certain Federal Income Tax Consequences" in
                                    this  Prospectus   Supplement.   Prospective
                                    investors  should note that no rulings  have
                                    been or will be  sought  from  the  Internal
                                    Revenue Service (the "Service") with respect
                                    to   any   of   the   federal   income   tax
                                    consequences   discussed   herein,   and  no
                                    assurance can be given that the Service will
                                    not take  contrary  positions.  See "Certain
                                    Federal  Income  Tax  Consequences"  in this
                                    Prospectus   Supplement   and  "Certain  Tax
                                    Considerations" in the Prospectus.

ERISA Considerations..............  As   described    herein,    the   Class   A
                                    Certificates  may be  purchased  by employee
                                    benefit   plans  that  are  subject  to  the
                                    Employee  Retirement  Income Security Act of
                                    1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Class
                                    A Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

                                    The Class B Certificates  may not be sold or
                                    transferred  to any  employee  benefit  plan
                                    under Section 3(3) of ERISA which is subject
                                    to Title I of ERISA or comparable provisions
                                    of  state  law,  or  Section   4975  of  the
                                    Internal  Revenue  Code of 1986,  as amended
                                    ("Code"),  or any  fund,  account  or  other
                                    entity  deemed  to hold  assets  of any such
                                    plan. Such plans,  funds,  accounts or other
                                    entities   will   herein  be   referred   to
                                    collectively as "Employee Plans".

                                    The foregoing restriction on Employee Plans,
                                    however,  for purposes of this offering will
                                    not apply to prevent the initial sale of the
                                    Class  B   Certificates   to  an   insurance
                                    company,  insurance  service,  or  insurance
                                    organization   that  is   qualified   to  do
                                    business in a state (an  "Insurer") and that
                                    purchases  Class B  Certificates  with funds
                                    held in one or more of its general accounts,
                                    provided  that certain  conditions  are met.
                                    None  of  the  Servicer,   the  Seller,  the
                                    Trustee,  the [Credit Enhancer],  nor any of
                                    their   respective   affiliates   makes  any
                                    representations or express any opinion as to whether an Insurer constitutes an Employee Plan.

                                    Fiduciaries  of Employee  Plans are required
                                    to  discharge   their   duties,   including,
                                    without  limitation,  their  duty to  invest
                                    "plan  assets",   in  accordance   with  the
                                    fiduciary standards of ERISA. In addition, a
                                    fiduciary   may  not  engage  or  cause  the
                                    Employee Plan to engage in a "prohibited transaction" under Section 406 of ERISA and
                                    Section 4975 of the Code. If an Insurer is determined to be an Employee Plan under ERISA or to be a fiduciary with respect to Employee Plan assets, the purchase of Class B

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                                      S-13

--------------------------------------------------------------------------------


                                    Certificates  with  "plan  assets"  would be
                                    subject  to  these  fiduciary  requirements.
                                    Insurers  contemplating  purchasing  Class B
                                    Certificates  should  consult  their counsel
                                    before   making  a   purchase.   See  "ERISA
                                    Considerations"     in    this    Prospectus
                                    Supplement.

Rating of the Certificates........  It is a condition of issuance that the Class
                                    A Certificates be rated [investment grade by
                                    at least one  nationally  recognized  rating
                                    agency.]   A   security   rating  is  not  a
                                    recommendation   to   buy,   sell   or  hold
                                    securities and may be revised or withdrawn at any time by the assigning Rating Agency.

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                                      S-14

                                  RISK FACTORS

         Prospective Certificateholders should consider the following factors, as well as those matters discussed in "Risk Factors" in the Prospectus, in connection with the purchase of the Certificates:

Subordination of Class B Certificates

         Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Accordingly, the Class A Certificates will, if necessary, receive the benefit of amounts otherwise due on the Class B Certificates as credit enhancement. Funds representing the interest of the Class B Certificateholders in the Trust Assets will be applied first to the payment of any amounts due to the Class A Certificateholders on account of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders and funds otherwise due to pay principal of the Class B Certificates will be applied first to the payment of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders. See "The Certificates -- Distributions on Certificates" in this Prospectus Supplement.

Sub-Prime Nature of Obligors; Servicing

         The Originators purchase loans originated for assignment to the Originators through automobile dealers, IFCs and Deposit Institutions (as defined herein). The Originators' customers are generally "sub-prime borrowers" who have marginal credit and fall into one of two categories: customers with moderate income, limited assets and other income characteristics which cause difficulty in borrowing from banks, captive finance companies of automakers or other traditional sources of auto loan financing; and customers with a derogatory credit record including a history of irregular employment, previous bankruptcy filings, repossessions of property, charged-off loans and garnishment of wages. The average interest rate charged by CPS to such "sub-prime" borrowers is generally higher than that charged by commercial banks, financing arms of automobile manufacturers and other traditional sources of consumer credit, which typically impose more stringent credit requirements. The payment experience on Receivables of Obligors with marginal credit is likely to be different than that on receivables of traditional auto financing sources and is likely to be more sensitive to changes in the economic climate in the areas in which such Obligors reside. As a result of the credit profile of the Obligors and the APRs of the Receivables, the historical credit loss and delinquency rates on the Receivables may be higher than those experienced by banks and the captive finance companies of the automobile manufacturers. In the event of a default under a Receivable, the only source of repayment may be liquidation proceeds from the related Financed Vehicle. The Financed Vehicles securing the Receivables will consist primarily of used vehicles which may not have a liquidation value sufficient to pay in full the amount financed by the related Receivable.


         The servicing of receivables of customers with marginal credit requires special skill and diligence. The Servicer believes that its credit loss and delinquency experience reflects in part its trained staff and collection procedures. If an Event of Default occurs and CPS is removed as Servicer, or, if CPS resigns or is terminated by the [Credit Enhancer] as Servicer, the Standby Servicer has agreed to assume the obligations of successor Servicer under the Agreement. See "The Certificates -- Rights Upon Event of Default" in this Prospectus Supplement. There can be no assurance, however, that collections with respect to the Receivables will not be adversely affected by any change in Servicer. See "Standby Servicer" in this Prospectus Supplement.

         The Agreement provides that the rights and obligations of the Servicer terminate after 90 days unless renewed by the [Credit Enhancer] for successive 90-day periods. The [Credit Enhancer] will agree to grant continuous renewals so long as (i) no Event of Default under the Agreement has occurred and (ii) no event of default under the insurance and indemnity agreement among CPS, the Seller and the [Credit Enhancer] (the "[Enhancement Agreement]") has occurred.

         Limited Obligations of the Seller and CPS. The Certificates are obligations of the Trust only, and neither the Seller nor any of the Originators is obligated to make any payments on the Certificates. In connection with each sale of Receivables by an Originator to the Seller, CPS will make representations and warranties with respect to the characteristics of such Receivables. In certain circumstances as set forth herein, CPS is required to repurchase Receivables with respect to which such representations or warranties are not true as of the date made. Neither CPS nor the Seller is otherwise obligated with respect to the Certificates. If CPS fails to repurchase any Receivable with respect to which it is in breach of a representation or warranty, the Seller will have no obligation to purchase such Receivable from the Trust.

Geographic Concentration

         As of the Cutoff Date, [ ]% of the Receivables by Principal Balance had Obligors residing in the State of California. Economic conditions in the State of California may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. See "The Receivables Pool" in this Prospectus Supplement.

Ratings of the Certificates

         It is a condition to the issuance of the Certificates that [they be rated investment grade by a nationally recognized rating agency]. A rating is not a recommendation to purchase, hold or sell the Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The Rating Agencies do not evaluate, and the ratings do not address, the possibility that Certificateholders may receive a lower than anticipated yield. There is no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. [The ratings of the Class A Certificates are based primarily on the rating of the [Credit Enhancer]. Upon an [Enhancement Default] the rating on the Class A Certificates may be lowered or withdrawn entirely.] In the event that any rating initially assigned to the Class A Certificates were subsequently lowered or withdrawn for any reason, including by reason of a downgrading of the [Credit Enhancer], no person or entity will be obligated to provide any additional credit enhancement with respect to the Class A Certificates. Any reduction or withdrawal of a rating may have an adverse effect on the liquidity and market price of the Class A Certificates.

Limited Assets

         The Trust does not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and amounts on deposit in certain accounts held by the Trustee on behalf of the Certificateholders. The Certificates represent interests solely in the Trust and the Certificates will not be insured or guaranteed by the Seller, the Servicer, the Trustee or any other person or entity [except as described herein].

         Distributions of interest and principal on the Class A Certificates will be dependent primarily upon collections on the Receivables and amounts paid pursuant to the [Credit Enhancement]. The Class B Certificateholders will not receive any distributions of interest or principal with respect to a Collection Period until the full amount of interest and principal on the Class A Certificates relating to such Collection Period and any related Class A Interest and Principal Carryover Shortfall has been funded. See "The Certificates -- Distributions on Certificates" in this Prospectus Supplement.

Delinquency and Loan Loss Experience

         CPS began purchasing Contracts from Dealers in October 1991. Although CPS has calculated and presented herein its net loss experience with respect to its servicing portfolio, there can be no assurance that the information presented will reflect actual experience with respect to the Receivables. In addition, there can be no assurance that the future delinquency or loan loss experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to CPS's servicing portfolio. See "CPS's Automobile Contract Portfolio -- Delinquency and Loss Experience" in this Prospectus Supplement. Although credit history on Samco's, Linc's [and each Affiliated Originator's] originations is limited, CPS expects that the delinquency and net credit loss and repossession experience with respect to the Receivables originated by Samco, Linc [and Affiliated Originators] will be similar to that of CPS's existing portfolio.

                             FORMATION OF THE TRUST

         The Seller and CPS will establish the Trust by selling and assigning the Receivables and the other Trust Assets [(other than the Credit Enhancement)] to the Trustee in exchange for the Certificates. Prior to such sale and assignment, the Trust will have no assets or obligations or any operating history. The Trust will not engage in any business. The Trust will hold the Receivables, issue the Certificates and distribute payments on the Certificates.

         The Servicer will  initially  service the  Receivables  pursuant to the
Agreement and will be compensated for acting as the Servicer. See "The Certificates - Servicing Compensation" in this Prospectus Supplement. The Trustee will be appointed custodian for the Receivables and the certificates of title relating to the Financed Vehicles, and the Receivables and such certificates of title will be delivered to and held in physical custody by the Trustee. However, the Receivables will not be marked or stamped to indicate that they have been sold to the Trust, and the certificates of title of the Financed Vehicles will not be endorsed or otherwise amended to identify the Trust as the new secured party. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables originated in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

         The Trust will not acquire any assets other than the Trust Assets, and it is not anticipated that the Trust will have any need for additional capital resources. Because the Trust will have no operating history upon its establishment and will not engage in any business other than acquiring and holding the Trust Assets, issuing the Certificates and distributing payments on the Certificates, no historical or pro forma financial statements or ratios of earnings to fixed charges with respect to the Trust have been included herein.

         The Seller also will take such steps as are necessary for the [Credit Enhancer] to issue the [Credit Enhancement] to the Trustee for the benefit of the Class A Certificateholders. In the event of an [Enhancement Default], the Class A Certificateholders must rely on amounts, if any, available in the Spread Account, the amount otherwise due on the Class B Certificates, the Obligors on the Receivables, and the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to Class A Certificateholders on a current basis. See "Certain Legal Aspects of the Receivables" in the Prospectus.


                                THE TRUST ASSETS

         Each Certificate will represent a fractional undivided interest in the Trust, other than interest received by the Trust in excess of the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable. The Trust Assets include retail installment sale contracts between dealers (the "Dealers"), IFCs or Deposit Institutions (as defined herein) in new and used automobiles, light trucks, vans and minivans and retail purchasers (the "Obligors") and, with respect to Rule of 78's Receivables, certain monies due thereunder after the Cutoff Date, and, with respect to Simple Interest Receivables, certain monies received thereunder after the Cutoff Date. The Receivables were originated by the Dealers, IFCs or Deposit Institutions for assignment to CPS or an Affiliated Originator. Pursuant to agreements between the Dealers and CPS ("Dealer Agreements") or between the IFCs or Deposit Institutions and Affiliated Originators, the Receivables were purchased by CPS or an Affiliated Originator and, prior to the Closing Date, evidenced financing made available by CPS or an Affiliated Originator to the Obligors. The Trust Assets also include (i) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Trustee pursuant to the Agreement, as described below; see "The Certificates - Accounts"; (ii) the rights of the Seller under the Purchase

Agreement; (iii) security interests in the Financed Vehicles; (iv) the rights of the Seller to receive any proceeds with respect to the Receivables from claims on physical damage, credit life and credit accident and health insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (v) the rights of the Seller to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the Financed Vehicles or Obligors, as the case may be; and (vi) any and all proceeds of the foregoing. The Trust Assets also will include the [Credit Enhancement] for the benefit of the Class A Certificateholders. The Payahead Account will be maintained with the Trustee for the benefit of the Obligors, but will not be part of the Trust.


                       CPS'S AUTOMOBILE CONTRACT PORTFOLIO

General

         CPS was incorporated in the State of California on March 8, 1991. CPS and its subsidiaries engage primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers located primarily in California, Florida, Pennsylvania, Texas, Illinois and Nevada. CPS specializes in Contracts with borrowers ("Sub-Prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Sub-Prime Borrowers generally have limited credit history, lower than average income or past credit problems.

         On May 31,  1991,  CPS  acquired  100% of the  stock  of G&A  Financial
Services, Inc., a consumer loan servicing company, whose assets consisted primarily of servicing contracts with respect to loan portfolios owned by third parties. G&A Financial Services, Inc. has subsequently been dissolved. On September 1, 1991, CPS was engaged to act as a servicer for loan portfolios aggregating $16.5 million by two companies who had purchased such portfolios from the Resolution Trust Corp. As of December 31, 1994, CPS had terminated all such third-party servicing arrangements. On October 1, 1991, CPS began its program of purchasing Contracts from Dealers and selling them to institutional investors. Through December 31, 1997, CPS had purchased $1.4 billion of
Contracts from Dealers and sold $1.3 billion of Contracts to institutional investors. CPS continues to service all of the Contracts it has purchased, including those it has re-sold.

         CPS has relationships and is party to Dealer Agreements with over [ ] dealerships located in [ ] states of the United States. CPS purchases Contracts from Dealers at a fee ranging from $0 to $1,195 of the total amount financed under the Contracts. A Dealer Agreement does not obligate a Dealer to submit
Contracts for purchase by CPS, nor does it obligate CPS to purchase Contracts offered by the Dealers.

         CPS purchases Contracts from Dealers with the intent to resell them. CPS also purchases Contracts from third parties that have been originated by others. Prior to the issuance of the Certificates, Contracts have been sold to institutional investors either as bulk sales or as private placements of securities collateralized by the Contracts. Purchasers of the Contracts receive a pass- through rate of interest set at the time of the sale, and CPS receives a base servicing fee for its duties relating to the accounting for and collection of the Contracts. In addition, CPS is entitled to certain excess servicing fees that represent collections on the Contracts, such as certain late fees, prepayment charges and other administrative fees and similar charges, in excess of those required to pay principal and interest due to the investor and the base servicing fee to CPS. Generally, CPS sells the Contracts to such institutional investors at face value and without recourse except that the representations and warranties made to CPS by the Dealers are similarly made to the investors by CPS. CPS has some credit risk with respect to the excess servicing fees it receives in connection with the sale of Contracts to investors and its continued servicing function since the receipt by CPS of such excess servicing fees is dependent upon the credit performance of the Contracts.

         The principal executive offices of CPS are located at 2 Ada, Irvine, California 92618. CPS's telephone number is (714) 753-6800.

         Samco employees call on IFCs primarily in the southeastern United States and present them with financing programs that are essentially identical to those which CPS markets directly to Dealers through its marketing representatives. CPS believes that a typical rural IFC has relationships with many local automobile purchasers as well as Dealers but, because of limitations of financial resources or capital structure, such IFCs generally are unable to provide 36, 48 or 60 month financing for an automobile. IFCs may offer Samco's financing programs to borrowers directly or indirectly through local dealers. Samco purchases contracts from the IFCs after its credit personnel have performed all of the same underwriting and verification procedures and have applied all the same credit criteria that CPS performs and applies for Contracts that CPS purchases from Dealers. Samco purchases Contracts at a discount ranging from 0% to 8% of the total amount financed under such Contracts. In addition, Samco generally charges IFCs an acquisition fee to defray the direct administrative costs associated with the processing of Contracts that are ultimately purchased by Samco. Servicing and collection procedures on Contracts owned by Samco are performed by CPS at its headquarters in Irvine, California. For the year ended December 31, 1997, Samco purchased 2,306 Contracts with original balances of $26.2 million.

         In May 1996, CPS formed Linc, an 80 percent-owned subsidiary based in Norwalk, Connecticut. Linc's business plan is to provide CPS's sub-prime auto finance products to deposit institutions such as banks, thrifts and credit unions ("Deposit Institutions"). CPS believes that such Deposit Institutions do not generally make loans to sub-prime borrowers even though they may have relationships with automobile dealers who sell vehicles to sub-prime borrowers and may have sub-prime borrowers as deposit customers.

         Linc's employees call on various Deposit Institutions and present them with a financing program that is similar to CPS's Alpha Program (as defined below). The Linc program is intended to result in a slightly more creditworthy borrower than CPS's Standard Program by requiring slightly higher income and lower debt-to-income ratios than CPS requires under its Standard Program. Linc's customers may offer its financing program to borrowers directly or to local Dealers. Linc typically purchases Contracts at par, without a fee to the Deposit Institution. Servicing and collection procedures on Contracts are performed entirely by CPS using the same personnel, procedures and systems as CPS uses for its own programs. For the year ended December 31, 1997, Linc purchased 678 Contracts with original balances of $8.9 million.

[General Information regarding Affiliated Originators]

Underwriting


         CPS markets its services to Dealers under five programs: the CPS standard program (the "Standard Program"), the CPS First Time Buyer Program (the "First Time Buyer Program"), the CPS Alpha Program (the "Alpha Program") the CPS Delta Program (the "Delta Program") and the CPS Super Alpha Program (the "Super Alpha Program"). CPS applies underwriting standards in purchasing loans on new and used vehicles from Dealers based upon the particular program under which the loan was submitted for purchase. The Alpha Program guidelines are designed to accommodate applicants who meet all the requirements of the Standard Program and exceed such requirements in respect of job stability, residence stability, income level or the nature of the credit history. The Delta Program guidelines are designed to accommodate applicants who may not meet all of the requirements of the Standard Program but who are deemed by CPS to be generally as creditworthy as Standard Program applicants. The First Time Buyer Program guidelines are designed to accommodate applicants who have not previously financed an automobile; such applicants must meet all the requirements of the Standard Program, as well as slightly higher income and down payment requirements. The Super Alpha Program guidelines are more stringent than any other CPS program in catagories such as advance rate, age of collateral, credit history and stability. CPS uses the degree of the applicant's creditworthiness and the collateral value of the financed vehicle as the basic criteria in determining whether to purchase an installment sales contract from a Dealer. Each credit application provides current information regarding the applicant's employment and residence history, bank account information, debts, credit references, and other factors that bear on an applicant's creditworthiness. Upon receiving from the Dealer the completed application of a prospective purchaser and a one-page Dealer summary of the proposed financing, generally by facsimile copy, CPS obtains a credit report compiling credit information on the applicant from three credit bureaus. The credit report summarizes the applicant's credit history and paying habits, including such information as open accounts, delinquent payments, bankruptcy, repossessions, lawsuits and judgments. At this point a CPS loan officer will review the credit application, Dealer summary and credit report and will either conditionally approve or reject the application. Such conditional approval or rejection by the loan officer usually occurs within one business day of receipt of the credit application. The loan officer determines the conditions to his or her approval of a credit application based on many factors such as the applicant's residential situation, downpayment, and collateral value with regard to the loan, employment history, monthly income level, household debt ratio and the applicant's credit history. Based on the stipulations of the loan officer, the Dealer and the applicant compile a more complete application package which is forwarded to CPS and reviewed by a processor for deficiencies. As part of this review, references are checked, direct calls are made to the applicant and employment income and residence verification is done. Upon the completion of his or her review, the processor forwards the application package to an underwriter for further review. The underwriter will confirm the satisfaction of any remaining deficiencies in the application package. Finally, before the loan is funded, the application package is checked for deficiencies again by a loan review officer. CPS conditionally approves approximately 50% of the credit applications it receives and ultimately purchases approximately 13% of the received applications.

         CPS has purchased portfolios of Contracts in bulk from other companies that had previously purchased the Contracts from Dealers. From July 1, 1994 to July 31, 1995, CPS made four such bulk purchases aggregating approximately $22.9 million. In considering bulk purchases, CPS carefully evaluates the credit profile and payment history of each portfolio and negotiates the purchase price accordingly. The credit profiles of the Contracts in each of the portfolios purchased are consistent with the underwriting standards used by CPS in its normal course of business. Bulk purchases were made at a purchase price approximately equal to a 7.0% discount from the aggregate principal balance of the Contracts. CPS has not purchased any portfolios of Contracts in bulk since July 31, 1995, but may consider doing so in the future.

         Generally, the amount funded by CPS will not exceed, in the case of new cars, 110% of the dealer invoice plus taxes, license fees, insurance and the cost of the service contract, and in the case of used cars, 115% of the value quoted in industry-accepted used car guides (such as the Kelley Wholesale Blue
Book) plus the same additions as are allowed for new cars. The maximum amount that will be financed on any vehicle generally will not exceed $25,000. The maximum term of the Contract depends primarily on the age of the vehicle and its mileage. Vehicles having in excess of 80,000 miles will not be financed.


         The minimum downpayment required on the purchase of a vehicle is generally 10% to 15% of the purchase price. The downpayment may be made in cash, and/or with a trade-in car and, if available, a proven manufacturer's rebate. The cash and trade-in value must equal at least 50% of the minimum downpayment required, with the proven manufacturer's rebate constituting the remainder of the downpayment. CPS believes that the relatively high downpayment requirement will result in higher collateral values as a percentage of the amount financed and the selection of buyers with stronger commitment to the vehicle.

         Prior to purchasing any Contract, CPS verifies that the Obligor has arranged for casualty insurance by reviewing documentary evidence of the policy or by contacting the insurance company or agent. The policy must indicate that CPS is the lien holder and loss payee. The insurance company's name and policy expiration date are recorded in CPS' computerized system for ongoing monitoring.

         As loss payee, CPS receives all correspondence relevant to renewals or cancellations on the policy. Information from all such correspondence is updated to the computerized records. In the event that a policy reaches its expiration date without a renewal, or if CPS receives a notice that the policy has been cancelled prior to its expiration date, a letter is generated to advise the borrower of its obligation to continue to provide insurance. If no action is taken by the borrower to insure the vehicle, two successive and more forceful letters are generated, after which the collection department will contact the borrower telephonically to further counsel the borrower, including possibly advising them that CPS has the right to repossess the vehicle if the borrower refuses to obtain insurance. Although it has the right, CPS rarely repossesses vehicles in such circumstances. In addition, CPS does not force place a policy and add the premium to the borrower's outstanding obligation, although it also has the right to do so. Rather in such circumstances the account is flagged as not having insurance and continuing efforts are made to get the Obligor to comply with the insurance requirement in the Contract. CPS believes that handling non-compliance with insurance requirements in this manner ultimately results in better portfolio performance because it believes that the increased monthly payment obligation of the borrower which would result from force placing insurance and adding the premium to the borrower's outstanding obligation would increase the likelihood of delinquency or default by such borrower on future monthly payments.

         Samco offers financing programs to IFCs which are essentially identical to those offered by CPS. The IFCs may offer Samco's financing programs to borrowers directly or indirectly through local Dealers. Upon submission of applications to Samco, Samco credit personnel, who have been trained by CPS, use CPS's proprietary systems to evaluate the borrower and the proposed Contract terms. Samco purchases Contracts from the IFC after its credit personnel have performed all of the underwriting and verification procedures and have applied all the same credit criteria that CPS performs and applies for Contracts it purchases from Dealers. Prior to CPS purchasing a Contract from Samco, CPS personnel perform procedures intended to verify that such Contract has been underwritten and originated in conformity with the requirements applied by CPS with respect to Contracts acquired by it directly from Dealers.

         Linc offers to Deposit Institutions financing programs which are similar to CPS's Alpha Program. Unlike Samco, which has employees who evaluate applications and make decisions to purchase Contracts, applications for Contracts to be purchased by Linc are submitted by the Deposit Institution directly to CPS, where the approval, underwriting and purchase procedures are performed by CPS staff who work with Linc as well as with the Dealers to which CPS markets its programs.

[Information regarding Affiliated Originators]

Servicing and Collections

         CPS's servicing activities, both with respect to portfolios of Contracts sold by it to investors and with respect to portfolios of loans owned or originated by third parties, consist of collecting, accounting for and posting of all payments received with respect to such Contracts or loans, responding to borrower inquiries, taking steps to maintain the security interest granted in the Financed Vehicle or other collateral, investigating delinquencies, communicating with the borrower, repossessing and liquidating collateral when necessary, and generally monitoring each Contract or loan and related collateral. CPS maintains sophisticated data processing and management information systems to support its Contract and loan servicing activities.

         Upon the sale of a portfolio of Contracts to an investor, or upon the engagement of CPS by a loan portfolio owner for CPS's services, CPS mails to borrowers monthly billing statements directing them to mail payments on the Contracts or loans to a lock-box account which is unique for each investor or portfolio owner. CPS engages an independent lock-box processing agent to retrieve and process payments received in the lock-box account. This results in a daily deposit to the investor or portfolio owner's account of the day's lock-box account receipts and a simultaneous electronic data transfer to CPS of the borrower payment data for posting to CPS's computerized records. Pursuant to the various servicing agreements with each investor or portfolio owner, CPS is required to deliver monthly reports reflecting all transaction activity with respect to the Contracts or loans.

         If an account becomes six days past due, CPS's collection staff typically attempts to contact the borrower with the aid of a high-penetration auto-dialing computer. A collection officer tries to establish contact with the customer and obtain a promise by the customer to make the overdue payment within seven days. If payment is not received by the end of such seven-day period, the customer is called again through the auto dialer system and the collection officer attempts to elicit a second promise to make the overdue payment within seven days. If a second promise to make the overdue payment is not satisfied, the account automatically is referred to a supervisor for further action. In most cases, if payment is not received by the tenth day after the due date, a late fee of approximately 5% of the delinquent payment is imposed. If the customer cannot be reached by a collection officer, a letter is automatically generated and the customer's references are contacted. Field agents (who are independent contractors) often make calls on customers who are unreachable or whose payment is thirty days or more delinquent. A decision to repossess the vehicle is generally made after 30 to 90 days of delinquency or three unfulfilled promises to make the overdue payment. Other than granting such limited extensions as are described under the heading "The Certificates -- Servicing Procedures", CPS does not modify or rewrite delinquent Contracts.

         On April 1, 1997 CPS established a satellite collection facility in Chesapeake, Virginia. The 16,000 square foot facility was opened with 35 staff dedicated solely to collections. As of December 31, 1997 the Chesapeake facility had more than 100 collectors. The Chesapeake facility is on-line with CPS's automated collection system at its headquarters in Irvine, California. Chesapeake staff have been trained by Irvine collection management personnel at both the Chesapeake facility and at CPS's headquarters. Irvine collection management has the ability to allocate the collection workload between the two facilities as well as monitor the effectiveness of the collection effort by office and individual collector. CPS expects to add resources to both collection locations as its servicing portfolio grows.

         Servicing and collection procedures on Contracts owned by Samco, Linc and [each Affiliated Originator] are performed by CPS at its headquarters in Irvine, California and at its Chesapeake, Virginia collection facility. However, Samco may solicit aid from the related IFC in collecting past due accounts with respect to which repossession may be considered.

Delinquency and Loss Experience

         Set forth on the following page is certain information concerning the experience of CPS pertaining to retail new and used automobile, light truck, van and minivan receivables, including those previously sold, which CPS continues to service. Loans were first originated under the Delta Program in August 1994 and under the Alpha Program in April 1995. CPS has found that the delinquency and net credit loss and repossession experience with respect to the Delta Program is comparable to that under its Standard Program.

         CPS has found that the delinquency and net credit loss and repossession experience with respect to the Alpha Program is somewhat lower than that experienced under the Standard Program. CPS has purchased Contracts representing financing for first-time purchasers of automobiles since the inception of its Contract purchasing activities in 1991. Prior to the establishment of the First Time Buyer Program in July 1996, CPS purchased such Contracts under its Standard Program guidelines. CPS expects that the delinquency and net credit loss and repossession experience with respect to loans originated under the First Time Buyer Program will be similar to that under the Standard Program. Contracts were first originated under the Super Alpha Program in [ ]. CPS has found that the delinquency and net credit loss and repossession experience with respect to the Super Alpha Program is [somewhat lower than that experienced under the Standard Program].

         CPS began servicing Contracts originated by Samco in March 1996, Linc in November 1996 and [each Affiliated Originator in [ ], 19[ ]]. Although credit history on Samco's, Linc's and [each Affiliated Originator's] originations is limited, CPS expects that the delinquency and net credit loss and repossession experience with respect to the Receivables originated by Samco, Linc and [each Affiliated Originator] will be similar to that of CPS's existing portfolio.

         There can be no assurance, however, that the delinquency and net credit loss and repossession experience on the Receivables or any other isolated group of receivables from the CPS portfolio would be comparable to CPS's experience as shown in the following tables. In particular, the information in the tables has not been adjusted to eliminate the effect of the significant growth in the size of CPS's loan portfolio during the periods shown.

                                        Consumer Portfolio Services, Inc.
                                              Delinquency Experience



                                        December 31, 1994                 December 31, 1995                    December 31, 1996
                                  ---------------------------        --------------------------           --------------------------

                                  Number of         Amount           Number of           Amount           Number of           Amount
                                  ---------         ------           ----------          ------           ----------          ------
                                    Loans                               Loans                                Loans
                                    -----                               -----                                -----
Portfolio(1)
                                     14,235     $203,879,000           27,113     $355,965,000           47,187        $604,092,000
Period of
Delinquency(2)

           31-60
                                        243        3,539,000              909       11,520,000            1,801          22,099,000

           61-90
                                         68        1,091,000              203        2,654,000              724           9,068,000

           91+
                                         56          876,000              272        3,899,000              768           9,906,000

                                  -------------------------------------------------------------------------------------------------
Total
Delinquencies                           367        5,506,000            1,384       18,073,000            3,293          41,073,000



Amount in
Repossession(3)                         271        3,759,000              834       10,151,000            1,168          14,563,000



Total                             --------------------------------------------------------------------------------------------------
Delinquencies                           638       $9,265,000            2,218      $28,224,000            4,461         $55,636,000
and Amount in
Repossession(4)

                                  =================================================================================================

Delinquencies
as a Percent                          2.58%            2.70%            5.10%            5.08%            6.98%               6.80%
of the Portfolio



Repo Inventory
as a Percent                          1.90%            1.84%            3.08%            2.85%            2.48%               2.41%
of the Portfolio



Total
Delinquencies                         4.48%            4.54%            8.18%            7.93%            9.45%               9.21%
and Amount in
Repossession
as a Percent
of Portfolio



(1) All amounts and percentages are based on the full amount remaining to be repaid on each Contract, including, for Rule of 78s Contracts, any unearned finance charges. The information in the table represents all Contracts originated by CPS including sold Contracts CPS continues to service.

(2) CPS considers a Contract delinquent when an obligor fails to make at least 90% of a contractually due payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3) Amount in Repossession represents Financed Vehicles which have been repossessed but not yet liquidated.

(4) Amounts shown do not include Contracts which are less than 31 days delinquent.

                                        Consumer Portfolio Services, Inc.
                                              Delinquency Experience


                                                 December 31, 1997
                                  ----------------------------------------------

                                        Number of                  Amount
                                        ----------                 ------
                                           Loans
                                           -----

Portfolio(1)                               83,414             1,031,573,000

Period of
Delinquency(2)

           31-60                            3,092                36,609,000


           61-90                            1,243                15,303,000


           91+                              1,393                17,868,000

                                  ----------------------------------------------

Total                                       5,728                69,781,000
Delinquencies



Amount in                                   1,977                24,463,000
Repossession(3)


                                  ----------------------------------------------
Total                                       7,705                94,244,000
Delinquencies
and Amount in
Repossession(4)
                                  ==============================================



Delinquencies                                6.87%                    6.76%
as a Percent
of the Portfolio



Repo Inventory                               2.37%                    2.37%
as a Percent
of the Portfolio



Total                                        9.24%                    9.14%
Delinquencies
and Amount in
Repossession
as a Percent
of Portfolio

                                                  Consumer Portfolio Services, Inc.
                                               Net Credit Loss/Repossession Experience



                                                     Year Ended           Year Ended             Year Ended          Year Ended
                                                     December 31,         December 31,          December 31,         December 31,
                                                         1994                 1995                  1996                 1997
                                                     ------------         ------------          ------------         ------------

Average Amount Outstanding                          $  98,916,991        $ 221,926,489         $ 395,404,669        $ 703,100,136
During the Period (1)

Average Number of Loans                                     9,171               20,809                36,998               65,189
Outstanding During the Period

Number of Repossessions                                       669                2,018                 3,145                6,007

Gross Charge-Offs (2)                               $   3,166,408        $  11,658,461         $  23,296,775        $  46,649,521

Recoveries (3)                                      $     347,519        $   1,028,378         $   2,969,143        $   5,534,823

Net Losses                                          $   2,818,889        $  10,630,083         $  20,327,632        $  41,114,698

Annualized Repossessions as a                                7.29%                9.70%                 8.50%               9.21%
Percentage of Average Number of
Loans Outstanding

Annualized Net Losses as a                                   2.85%                4.79%                 5.14%               5.85%
Percentage of Average Amount
Outstanding



(1) All amounts and percentages are based on the principal amount scheduled to be paid on each Contract. The information in the table represents all Contracts originated by CPS including sold Contracts which CPS continues to service.

(2) Amount charged off includes the remaining principal balance, after the application of the net proceeds from the liquidation of the vehicle, excluding accrued and unpaid interest.

(3) Recoveries are reflected in the period in which they are realized and may pertain to charge offs from prior periods.

Recent Developments

         On June 30, 1997, CPS was served with summons and counterclaim in the bankruptcy court for the Northern District of Illinois in connection with the Chapter 13 bankruptcy of obligors Madeline and Darryl Brownlee of Chicago, Illinois. The obligors seek class-action treatment of their allegation that the cost of an extended service contract on the automobile they purchased was inadequately disclosed by Joe Cotton Ford of Carol Stream, Illinois, the automobile dealer who sold them their car. The disclosure is alleged to be violative of the Federal Truth in Lending Act and of Illinois consumer protection statutes. The obligors' claim is directed against both the dealer for making the allegedly improper disclosures and against CPS as holder of the purchase contract. The relief sought is damages in an unspecified amount, plus costs of suit and attorney's fees. The court has not yet ruled on the obligors' request for class-action treatment.

         In another proceeding, arising out of efforts to collect a deficiency balance from Joseph Barrios of Chicago, Illinois, the debtor has brought suit against CPS alleging defects in the notice given upon repossession of the vehicle. This lawsuit was filed on February 18, 1998 in the circuit court of Cook County, Illinois. Barrios, represented by the same law firm as the Brownlee obligors, seeks class-action treatment of his allegation that notice of a fifteen day period to reinstate his Contract was misleading, in that it did not refer to an alleged right to redeem collateral up to the date of sale. The relief sought is damages in an unspecified amount, plus costs of suit and attorney's fees. As of the date of this filing, CPS has not been required to respond to this litigation and has not yet done so.

         Although the receivables relating to the above litigation matters are not included in the Trust, if the request for class action status is granted in either case, Receivables in the Trust could become subject to the litigation. Furthermore, the existence of such litigation, or an adverse decision in such litigation, could encourage similar actions to be brought involving Receivables in the Trust. If an Obligor has a claim against the Trust as a result of a violation of law relating to a Receivable and such claim materially and adversely affects the Trust's interest in such Receivable, such a violation would constitute a breach of the representations and warranties of CPS and would create an obligation of CPS to repurchase such Receivable unless the breach is cured. In addition, CPS will be required to indemnify the Trustee, the Certificate Insurer, the Trust and the Certificateholders against all costs, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel which may be asserted against or incurred by any of them as a result of a third-party claim arising out of events or facts giving rise to such breach. See "The Certificates--Sale and Assignment of Receivables" herein.

         CPS intends to dispute the above-described litigation vigorously and believes that it has meritorious defenses to each claim made by those obligors. Nevertheless, the outcome of any litigation is uncertain, and there is the possibility that damages could be assessed against CPS in amounts that could be material. It is management's opinion that the above-described litigation will not have a material adverse effect on CPS's consolidated financial position, results of operations or liquidity.


                              THE RECEIVABLES POOL

         The Receivables Pool existing as of the Cutoff Date consists of Contracts selected from CPS's Portfolio by several criteria, including the following: each Receivable was originated, based on the billing address of the Obligors, in the United States, has an original term of not more than [ ] months, provides for level monthly payments which fully amortize the amount financed over the original term (except for the last payment, which may be different from the level payment for various reasons, including late or early payments during the term of the Contract), has a remaining maturity of [ ] months or less as of the Cutoff Date, has an outstanding principal balance of not more than $[ ], is not more than 30 days past due as of the Cutoff Date and has an annual percentage rate ("APR") of not less than [ ]%. On the Cutoff Date, as of the date of each Obligor's application for the loan from which the related Receivable arises, each Obligor (i) did not have any material past due credit obligations or any repossessions or garnishments of property within one year prior to the date of application, unless such amounts have been repaid or discharged through bankruptcy, (ii) was not the subject of any bankruptcy or insolvency proceeding that is not discharged, and (iii) had not been the subject of more than one bankruptcy proceeding. As of the Cutoff Date, the latest scheduled maturity of any Receivable is not later than [ ], 200[ ].

         As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables Pool, constituting [ ]% of the number of Contracts, represents financing of used vehicles; the remainder of the Receivables Pool represents financing of new vehicles. As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the Delta Program, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the Alpha Program, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the First Time Buyer Program, approximately [ ]% of the aggregate principal balance of the Receivables represent financing under the Standard Program and approximately [ ]% of aggregate principal balance of the Receivables represent financing under the Super Alpha Program. As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables were Samco Receivables, [ ]% of the aggregate principal balance of the Receivables were Linc Receivables and [[ ]% of the aggregate principal balance of the Receivables were [Affiliated Originator] Receivables]. The composition, geographic distribution, distribution by APR, and distribution by remaining term of the Receivables as of the Cutoff Date are set forth in the following tables.



                                  Composition of the Receivables as of the Cutoff Date


                              Aggregate           Number of             Average                Weighted                Weighted
 Weighted Average APR         Principal          Receivables           Principal               Average                  Average
    of Receivables             Balance             in Pool              Balance             Remaining Term           Original Term
    --------------             -------             -------              -------             --------------           -------------

         [ ]%                   $[ ]                 [ ]                  $[ ]                 [ ] mos.                [ ] mos.


        Geographic Distribution of the Receivables as of the Cutoff Date



                                                                                                                         Percent of
                                                          Percent of                       Aggregate                      Aggregate
                               Number of                  Number of                        Principal                      Principal
State(1)                      Receivables                Receivables                        Balance                        Balance
--------                      -----------                -----------                        -------                        -------












All Others(2)

                              -----------                -----------                      -----------                     ----------

TOTAL                                                      100.00%(3)                                                     100.00%(3)
                                                           ======                                                         ======

-------------------------

(1)  Based on billing address of Obligor.

(2) No other state represents a percent of the Aggregate Principal Balance as of the Cutoff Date in excess of one percent.

(3)  Percentages may not add up to 100% because of rounding.

          Distribution of the Receivables by APR as of the Cutoff Date





                                                         Percent of                                                  Percent of
APR                            Number of                  Number of                     Aggregate                    Aggregate
Range                         Receivables                Receivables                Principal Balance            Principal Balance
-----                         -----------                -----------                -----------------            -----------------


15.00% to
15.99%

16.00% to
16.99%

17.00% to
17.99%

18.00% to
18.99%

19.00% to
19.99%

20.00% to
20.99%

21.00% to
21.99%

22.00% to
22.99%

23.00% to
23.99%

24.00% to
24.99%

25.00% to
25.99%

26.00% and                ----------------         ----------------               ----------------             ----------------
over

TOTAL                                                    100.00%(1)                                                  100.00%(1)
                                                         ======                                                      ======


-------------

(1)   Percentages may not add up to 100% because of rounding.

                Distribution of Receivables by Remaining Term to
                    Scheduled Maturity as of the Cutoff Date





                                                                                                                     Percent of
   Remaining Term to                                        Percent                                                  Aggregate
       Scheduled                  Number of              of Number of                  Aggregate                     Principal
       Maturity                  Receivables              Receivables              Principal Balance                  Balance
       --------                  -----------              -----------              -----------------                  -------

16-20 months

21-25 months

26-30 months

31-35 months

36-40 months

41-45 months

46-50 months

51-55 months

56-60 months                     ------------             ----------               --------------                    ----------

TOTAL                                                      100.00%(1)                                                 100.00%(1)
                                                           ======                                                     ======



---------------

(1)   Percentages may not add up to 100% because of rounding.

                    Distribution of Receivables by Model Year of Financed Vehicle as of the Cutoff Date


                                                                                                                          Percent of
                                                                                                                          Aggregate
                        Number of                    Percent of                           Aggregate                       Principal
Model Year             Receivables              Number of Receivables                 Principal Balance                    Balance
----------             -----------              ---------------------                 -----------------                    -------

  1987

  1988

  1989

  1990

  1991

  1992

  1993

  1994

  1995

  1996                 ------------             ---------------                      ---------------                      ----------

TOTAL                                                 100.00%(1)                                                          100.00%(1)
                                                      ======                                                              ======

---------------

(1)   Percentages may not add up to 100% because of rounding.

                            Distribution of Receivables by Original Principal Balance as of the Cutoff Date




                                                                                                                        Percent of
                                                                                              Aggregate                 Aggregate
 Range of Original               Number of                     Percent of                     Principal                 Principal
Principal Balances              Receivables              Number of Receivables                 Balance                   Balance
------------------              -----------              ---------------------                 -------                   -------
       $0 - 4,999

    5,000 - 9,999

  10,000 - 14,999

  15,000 - 19,999

  20,000 - 24,999

 25,000 and above               -----------              ---------------------                ---------                ----------

TOTAL                                                              100.00%(1)                                          100.00%(1)
                                                                    ======                                             ======

---------------

(1)   Percentages may not add up to 100% because of rounding.

         As of the Cutoff Date, approximately [ ]% of the Receivables in the Receivables Pool provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method, similar to the "Rule of 78's" ("Rule of 78's Receivables") and, approximately [ ]% of the Receivables in the Receivables Pool in the Trust provide for allocation of payments according to the "simple interest" method ("Simple Interest Receivables"). A Simple Interest Receivable provides for the amortization of the amount financed under the Receivable over a series of fixed level monthly payments. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

         In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78's Receivable, under the terms of the contract, a "refund" or "rebate" will be made to the Obligor of the portion of the total amount of payments then due and payable under the contract allocable to "unearned" add-on interest, calculated in accordance with a method equivalent to the Rule of 78's. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the Obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78's Receivable generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

         The Trust will account for the Rule of 78's Receivables as if such Receivables provided for amortization of the loan over a series of fixed level payment monthly installments ("Actuarial Receivables"). Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding Principal Balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be passed through to Certificateholders but will be paid to the Servicer as additional servicing compensation.


                              YIELD CONSIDERATIONS

         On each Distribution Date, interest on the Receivables will be passed through to the Certificateholders to the extent of thirty (30) days' interest at the Class A Pass-Through Rate applied to the Class A Certificate Balance on the last day of the preceding Collection Period and to the Class B Certificateholders to the extent of thirty (30) days interest at the Class B Pass-Through Rate applied to the Class B Certificate Balance on the last day of the preceding Collection Period; provided, however, that on the first Distribution Date, Certificateholders will be entitled to interest at the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable, on the original Class A Certificate Balance or Class B Certificate Balance, as applicable, from the Closing Date through and including [ ], 199[ ]. In the event of prepayments on Receivables, Certificateholders will nonetheless be entitled to receive interest for the full month on the Certificates.

         All of the Receivables are prepayable at any time. (For this purpose "prepayments" include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of CPS. In addition, the rate of prepayments on the Receivables may be affected by the nature of the Obligors and the Financed Vehicles and servicing decisions. See "Risk Factors - Nature of Obligors; Servicing" in this Prospectus Supplement. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Certificateholders. See also "The Certificates - Termination" in this Prospectus Supplement regarding the Servicer's option to purchase the Receivables when the aggregate principal balance thereof is less than or equal to 10% of the aggregate principal balance as of the Cutoff Date.


                       POOL FACTORS AND OTHER INFORMATION

         The "Pool Balance" at any time represents the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments (other than Payaheads) received from Obligors, all payments and Purchase Amounts remitted by CPS or the Servicer, as the case may be, all for such Collection Period, all losses realized on Receivables liquidated during such Collection Period and any Cram Down Losses with respect to such Receivables. The Pool Balance is computed by allocating payments to principal and to interest, with respect to Rule of 78's Receivables, using the constant yield or actuarial method, and with respect to Simple Interest Receivables, using the simple interest method. The "Class A Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class A Certificate Balance as a fraction of the initial Class A Certificate Balance. The "Class B Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class B Certificate Balance as a fraction of the initial Class B Certificate Balance. The Class A Pool Factor and the Class B Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor and the Class B Pool Factor will decline to reflect reductions in the Class A Certificate Balance or Class B Certificate Balance, as applicable. An individual Certificateholder's share of the Class A Certificate Balance or Class B Certificate Balance, as applicable, is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Class A Pool Factor or the Class B Pool Factor, as applicable. The Class A Pool Factor and the Class B Pool Factor will be made available on or about the eighth business day of each month.

         Pursuant to the Agreement, the Certificateholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the Class A Pool Factor, the Class B Pool Factor and various other items of information. Certificateholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "The Certificates Statements to Certificateholders".


                                 USE OF PROCEEDS

         The net proceeds to be received by the Seller from the sale of the Certificates will be applied to the purchase of the Receivables from CPS. CPS will apply the net proceeds received from the Seller to purchase new Contracts or to repay debt incurred to purchase the Contracts.

     THE SELLER AND CPS

         The Seller is a wholly-owned subsidiary of CPS. The Seller was incorporated in the State of California in June of 1994. The Seller was organized for the limited purpose of purchasing automobile installment sale contracts from CPS and transferring such receivables to third parties and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The principal executive offices of the Seller are located at 2 Ada, Suite 100, Irvine, California 92718; telephone (714) 753-6800. For further information regarding the Seller and CPS See "The Seller and CPS" in the Prospectus.

                                 THE ORIGINATORS

         In March 1996, CPS formed Samco, an 80 percent-owned subsidiary based in Dallas, Texas. Samco's business plan is to provide CPS's sub-prime auto finance products to rural areas through IFCs. CPS believes that many rural areas are not adequately served by other industry participants due to their distance from large metropolitan areas where a Dealer marketing representative is most likely to be based. The principal executive offices of Samco are located at 8150
N. Central Expressway, Dallas, Texas 75206; telephone (800) 544-8802. In May 1996, CPS formed Linc, an 80 percent-owned subsidiary based in Norwalk, Connecticut. Linc's business plan is to provide sub-prime auto finance products to deposit institutions such as banks, thrifts and credit unions. CPS believes that such institutions do not generally make loans to sub-prime borrowers even though they may have relationships with automobile dealers who sell vehicles to sub-prime borrowers and may have sub-prime borrowers as deposit customers. The principal executive offices of Linc are located at One Selleck Street, Norwalk, Connecticut 06855; telephone (203) 831-8300.

         For  information   regarding  CPS,  see  "CPS's   Automobile   Contract
Portfolio".

                 [Information regarding Affiliated Originators]


                                STANDBY SERVICER

         If CPS is terminated or resigns as Servicer, [ ] (in such capacity, the "Standby Servicer") will serve as successor Servicer. The Standby Servicer will receive a fee on each Distribution Date for agreeing to stand by as successor Servicer and for performing certain other functions. Such fee will be payable to the Standby Servicer from the Servicing Fee payable to CPS. If the Standby Servicer, or any other entity serving at the time as Standby Servicer, becomes the successor Servicer, it will receive compensation at a Servicing Fee Rate not to exceed [ ]% per annum.


                         DESCRIPTION OF THE CERTIFICATES

General

         Each of the Class A Certificates and the Class B Certificates initially will be represented by certificates registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC"), and will only be available in the form of book-entries on the records of DTC and participating members thereof in denominations of $1,000. All references to "holders" or "Certificateholders," and to authorized denominations, when used with respect to the Certificates, shall reflect the rights of beneficial owners of the Certificates ("Certificate Owners"), and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "--Registration of Certificates" below.

         In general, it is intended that the Class A Certificateholders receive, on each Distribution Date, a distribution equal to the Class A Distributable Amount and that the Class B Certificateholders receive, on each Distribution Date, a distribution equal to the Class B Distributable Amount, as applicable. See "- Distributions on Certificates" below.

         Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of principal of the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Accordingly, the Class A Certificates will receive, if necessary, the benefit of amounts otherwise owing to the Class B Certificateholders as credit enhancement. Funds representing the interest of the Class B Certificateholders in the Trust Assets will be applied first to the payment of any amounts due to the Class A Certificateholders on account of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders and funds otherwise due to pay principal of the Class B Certificates will be applied first to the payment of the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders.

Registration of Certificates

         Each of the Class A Certificates and the Class B Certificates will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly. See "Description of the Securities -- Book-Entry Registration" in the Prospectus.

         Persons acquiring beneficial ownership interests in the Class A Certificates may elect to hold their Class A Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The book-entry certificates will be issued in one or more certificates which equal the aggregate principal balance of the Class A Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Chase Manhattan Bank, N.A. will act as depositary for CEDEL and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").

         The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn the Financial Intermediary's ownership of such book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of CEDEL or Euroclear, as appropriate).

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Sale and Assignment of Receivables

         On or prior to the Closing Date, each Originator will sell and assign to the Seller, without recourse, except as provided in its respective Purchase Agreement, its entire interest in the Receivables, together with its security interests in the Financed Vehicles, pursuant to the Purchase Agreements. At the time of issuance of the Certificates, the Seller will sell and assign to the Trust, without recourse except as provided in the Agreement, its entire interest in the Receivables, together with its security interests in the Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the Agreement. The Trustee will concurrently with such sale and assignment, execute, authenticate, and deliver the Certificates to the Seller in exchange for the Receivables. The Seller will sell the Certificates to the Underwriters. See "Underwriting" in this Prospectus Supplement.

         In the CPS Purchase Agreement, CPS will represent and warrant to the Seller, among other things, that (i) the information provided with respect to the Receivables (including the Affiliate Receivables) is correct in all material respects; (ii) at the date of issuance of the Certificates, physical damage insurance covering each Financed Vehicle is in effect in accordance with CPS's normal requirements; (iii) at the date of issuance of the Certificates, the Receivables are free and clear of all security interests, liens, charges, and encumbrances and no offsets, defenses, or counterclaims against Dealers, IFCs or Deposit Institutions have been asserted or threatened; (iv) at the date of issuance of the Certificates, each of the Receivables is or will be secured by a first-priority perfected security interest in the Financed Vehicle in favor of CPS, Samco, Linc or [the appropriate Affiliated Originator]; and (v) each Receivable, at the time it was originated, complied and, at the date of issuance of the Certificates, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of the second (or, if CPS elects, the first) month following the discovery by or notice to the Seller and CPS of a breach of any representation or warranty that materially and adversely affects a Receivable, any unless the breach is cured, CPS will purchase such Receivable (including Affiliate Receivable) from the Trust for the Purchase Amount. The "Purchase Amount" equals the unpaid principal balance owed by the Obligor plus interest thereon at the respective APR to the last day of the month of repurchase. The repurchase obligation will constitute the sole remedy available to the Certificateholders, the [Credit Enhancer] or the Trustee for any such uncured breach.

         On or prior to the Closing Date, the Contracts will be delivered to the Trustee as custodian, and the Trustee thereafter will maintain physical possession of the Receivables except as may be necessary for the servicing thereof by the Servicer. The Receivables will not be stamped to show the ownership thereof by the Trust. However, CPS's accounting records and computer systems will reflect the sale and assignment of the Receivables to the Seller, and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. See "Formation of the Trust" in this Prospectus Supplement and "Certain Legal Aspects of the Receivables" in the Prospectus.

Accounts

         A segregated lock-box account will be established and maintained with Bank of America in the name of the Trustee for the benefit of the Certificateholders and the [Credit Enhancer], into which all payments made by Obligors on or with respect to the Receivables must be deposited by the Lock-Box Processor (the "Lock-Box Account"). See "-- Payments on Receivables" below. The Trustee will also establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Certificateholders and the [Credit Enhancer], into which all amounts previously deposited in the Lock-Box Account will be transferred within two Business Days of the receipt of funds therein (the "Collection Account"). Upon receipt, the Servicer will deposit all amounts received by it in respect of the Receivables in the Lock-Box Account or the Collection Account. The Trustee will also establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Certificateholders and the [Credit Enhancer], from which all distributions with respect to the Certificates and payments to the [Credit Enhancer] will be made (the "Certificate Account"). In addition, the Trustee will establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Obligors, in which early payments with respect to Rule of 78's Receivables by or on behalf of the Obligors which do not constitute current scheduled payments, late fees or full repayments will be deposited until such time as the payment falls due or until such funds are applied to shortfalls in the scheduled payments with respect to Rule of 78's Receivables (the "Payahead Account"). Until such time as payments are transferred from the Payahead Account to the Certificate Account, they will not constitute collected interest or collected principal, and will not be available for distribution to the Certificateholders. The Collection Account, Certificate Account and Payahead Account will be maintained with the Trustee so long as the Trustee's deposits have a rating acceptable to the [Credit Enhancer] and the Rating Agencies. If the deposits of the Trustee or its corporate parent no longer have such acceptable rating, the Trustee shall cause such Accounts to be moved to a bank acceptable to the [Credit Enhancer]. In addition, the Trustee may transfer the Payahead Account at any time to any depository bank or trust company which is acceptable to the [Credit Enhancer].

         The Collateral Agent will establish the Spread Account as a segregated trust account at its office or at another depository institution or trust company.

Servicing Procedures

         The Servicer shall follow its currently employed standards, or such more exacting standards as the Servicer employs in the future, in servicing the Receivables. The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables and, in a manner consistent with the Pooling and Servicing Agreement, will continue such collection procedures as it follows with respect to automotive retail installment sale contracts it services for itself and others. Consistent with its normal procedures, the Servicer may, in its sole discretion, arrange with the Obligor on a Receivable to extend the payment schedule; provided, however, that the Servicer may not (i) grant more than three extensions with respect to a Receivable, (ii) grant more than one extension per calendar year with respect to a Receivable, or (iii) grant an extension for more than one calendar month with respect to a Receivable, without the consent of the Certificate Insurer. No such arrangement will, for purposes of the Agreement, modify the original due dates or the amount of the scheduled payments, or extend the final payment date on any Receivable beyond the last day of the penultimate Collection Period before the Final Scheduled Distribution Date. If the Servicer grants an extension with respect to a Receivable other than in accordance with the aforementioned limitations, the Servicer will be required to purchase the Receivable for the Purchase Amount. Following any such purchase of a Receivable by the Servicer, such Receivable will be released from the Trust and conveyed to the Servicer.

Payments on Receivables

         The Servicer will notify each Obligor that payments made by such Obligor after the Cutoff Date with respect to a Receivable must be mailed directly to the Post Office Box. On each Business Day, the Lock-Box Processor will transfer any such payments received in the Post Office Box to the Lock-Box Account. Any payments received by the Servicer from an Obligor or from a source other than an Obligor must be deposited in the Lock-Box Account or the Collection Account upon receipt. The Servicer will, within two Business Days following the receipt of funds in the Lock-Box Account, direct the Lock-Box Bank to transfer such funds to the Collection Account. Prior to the Distribution Date, the Trustee, on the basis of instructions provided by the Servicer, will transfer funds held in the Collection Account to the Payahead Account if such payments constitute Payaheads or to the Certificate Account for distribution to the Certificateholders.

         Collections on a Rule of 78's Receivable made during a Collection Period will be applied, first, to the scheduled payment on such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable. If the collections remaining after application to the scheduled payment and late fees, if any, are insufficient to prepay the Rule of 78's Receivable in full, such collections (the "Payaheads") will be transferred to and kept in the Payahead Account, until such later Collection Period as the collections may be transferred to the Certificate Account and applied either to the scheduled payment or to prepay such Rule of 78's Receivable in full.

Servicing Compensation

         The Servicer will be entitled to receive the Servicing Fee on each Distribution Date, equal to the sum of (i) the result of one-twelfth times [ ]% of the Pool Balance as of the close of business on the last day of the second preceding Collection Period plus (ii) the result of one-twelfth times [ ]% of the aggregate outstanding principal balance of the Certificates as of the close of business on the last day of the second preceding Collection Period; provided, however, that with respect to the first Distribution Date the Servicer will be entitled to receive a Servicing Fee equal to the sum of (i) the result of one-twelfth times [ ]% of the original Pool Balance plus (ii) the result of one-twelfth times [ ]% of the aggregate outstanding principal balance of the Certificates as of the Closing Date (the "Servicing Fee"). So long as CPS is Servicer, a portion of the Servicing Fee, equal to the Standby Fee, will be payable to the Standby Servicer for agreeing to stand by as successor Servicer and for performing certain other functions. If the Standby Servicer, or any other entity serving at the time as Standby Servicer, becomes the successor Servicer, it will receive compensation at a Servicing Fee Rate not to exceed [ ]% per annum. See "Standby Servicer" in this Prospectus Supplement. The Servicer will also collect and retain, as additional servicing compensation, any late fees, prepayment charges, including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the principal balance of such Receivable computed on an actuarial basis plus accrued interest to the date of prepayment and the principal balance of such Receivable computed according to the Rule of 78's, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, and will be entitled to reimbursement from the Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures. The Servicing Fee will be paid out of collections from the Receivables, prior to distributions to Certificateholders.

         The Servicing Fee and additional servicing compensation will compensate the Servicer for performing the functions of a third party servicer of automotive receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the

Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the Receivables, including accounting for collections and furnishing monthly and annual statements to the Trustee and the [Credit Enhancer] with respect to distributions and generating federal income tax information. The Servicing Fee also will reimburse the Servicer for certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Receivables.

Distributions on Certificates

         No later than [ ] a.m., [ ] time, on each Determination Date, the Servicer will inform the Trustee of the amount of aggregate collections on the Receivables, and the aggregate Purchase Amount of Receivables to be repurchased by CPS or to be purchased by the Servicer, in each case, with respect to the related Collection Period.

         On or before each Distribution Date, the Trustee will cause to be transferred from the Payahead Account to the Certificate Account the amounts then on deposit in the Payahead Account that constitute scheduled payments due during the related Collection Period or that may be applied to full prepayments on the Rule of 78's Receivables.

         The Servicer will determine prior to such Determination Date the Total Distribution Amount, the Class A Interest Distributable Amount, the Class B Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Principal Distributable Amount, the Class A Distributable Amount and the Class B Distributable Amount.

         The "Determination Date" applicable to any Distribution Date will be the earlier of (i) the seventh business day of the month of such Distribution Date and (ii) the fifth business day preceding such Distribution Date.

         Determination of Total Distribution Amount. The "Total Distribution Amount" for a Distribution Date (being the funds available for distribution to the Certificateholders with respect to such Distribution Date in accordance with the priorities described below) will be the sum of the following amounts with respect to the preceding Collection Period: (i) all collections on Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account); (ii) all proceeds received during the Collection Period with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation Proceeds") in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; and (iv) the Purchase Amount of each Receivable that was repurchased by CPS or purchased by the Servicer as of the last day of the related Collection Period.

         "Liquidated Receivable" means a Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle, or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession, or (iii) as to which an Obligor has failed to make more than 90% of a scheduled payment of more than ten dollars for 120 or more days as of the end of a Collection Period, or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of Collection Period, required to prepay in full such Receivable under the terms thereof including interest to the end of the month of purchase.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the amount financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments received on or prior to such day allocable to principal using the actuarial or constant yield method; (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

         "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

         "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments granted to Obligors by the Servicer pursuant to the Agreement or any rescheduling of payments in any insolvency or similar proceedings).

         Calculation of Distribution Amounts. The Class A Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class A Distributable Amount" with respect to each Distribution Date. The
"Class A Distributable Amount" with respect to a Distribution Date will be an amount equal to the sum of:

                  (i) the "Class A Principal Distributable Amount", consisting of the Class A Percentage of the following:

                           (a) the principal  portion of all Scheduled  Payments
                  received during the preceding Collection Period on Rule of 78's Receivables and all payments of principal received on Simple Interest Receivables during such Collection Period (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account and excluding Recoveries);

                           (b) the principal  portion of all prepayments in full
                  received during the preceding Collection Period, including amounts withdrawn from the Payahead Account with respect to such Distribution Date but excluding amounts deposited in the Payahead Account (except to the extent included in clauses (a) or (d));

                           (c) the principal balance of each Receivable that was
                  repurchased by CPS or purchased by the Servicer in each case as of the last day of the preceding Collection Period and at the option of the [Credit Enhancer], the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (except to the extent included in (a) and (b) above);

                           (d) the principal balance of each Liquidated Receivable which became such during the preceding Collection Period (except to the extent included in (a) and (b) above); and

                           (e) the  aggregate  amount of Cram Down  Losses  that
                  occurred during the preceding Collection Period (a "Cram Down Loss" means with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding has issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified; a Cram Down Loss shall be deemed to have occurred on the date of issuance of such order)(the amounts set forth in (a) through (e), the "Principal Distributable Amount"); plus

                  (ii) the "Class A Interest Distributable Amount", consisting of thirty (30) days' interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period; provided, however, that on the first Distribution Date, the Class A Interest Distributable Amount will include interest from and including the Closing Date through and including [ ], 199[ ].

         The Class B Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class B Distributable Amount" with respect to each Distribution Date. The "Class B Distributable Amount" with respect to a Distribution Date will be an amount equal to the sum of:

                  (i) the "Class B Principal Distributable Amount", consisting of the Class B Percentage of the Principal Distributable Amount; plus

                  (ii) the "Class B Interest Distributable Amount", consisting of thirty (30) days' interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period; provided, however, that on the first Distribution Date, the Class B Interest Distributable Amount will include interest from and including the Closing Date through and including [ ], 199[ ].

         On the Final Scheduled Distribution Date, the Class A Principal Distributable Amount and the Class B Principal Distributable Amount will equal the then outstanding Class A Certificate Balance and Class B Certificate Balance, respectively. In addition to the foregoing, the [Credit Enhancer] may with respect to any Distribution Date exercise its option to make a [Credit Enhancer] Optional Deposit, to be distributed in accordance with the direction of the [Credit Enhancer].

         "[Credit Enhancer] Optional Deposit" means, with respect to a Distribution Date, an amount delivered by the [Credit Enhancer], at its sole option, to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date; (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A
Percentage of the Pool Balance as of such Determination Date; or (iii) to include such amount as part of the Total Distribution Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

         Priority of Distribution Amounts. On each Determination Date, the Servicer will calculate the amount to be distributed to the Certificateholders.

         On each Distribution Date, the Trustee (based on the Servicer's determination made on the related Determination Date) shall make the following distributions in the following order of priority:

                  [(i) to the Servicer, from the Total Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; provided, however, that as long as CPS is the Servicer and [ ], is the Standby Servicer, the Trustee will first pay to the Standby Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                  (ii) in the event the Standby Servicer becomes the successor Servicer, to the Standby Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above), to the extent not previously paid by the predecessor Servicer pursuant to the Agreement, reasonable transition expenses (up to a maximum of $[ ]) incurred in acting as successor Servicer;

                  (iii) to the Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), the fees and expenses payable to the Trustee for its services pursuant to the Agreement (the "Trustee Fee") and reasonable out-of-pocket expenses of the Trustee, (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (iii) and expenses payable to the Collateral Agent pursuant to clause (iv) below, shall be limited to $[ ] per annum;

                  (iv) to the Collateral Agent, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above), all fees and expenses payable to the Collateral Agent with respect to such Distribution Date;

                  (v) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above) the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall as of the close of the preceding Distribution Date (plus interest on such Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate through the current Distribution Date);

                  (vi) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above) the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall as of the close of the preceding Distribution Date (plus interest on such Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate through the current Distribution Date);

                  (vii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above), the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of the preceding Distribution Date with respect to each Distribution Date;

                  (viii) to the [Credit Enhancer], from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (vii) above), any amounts due to the [Credit Enhancer] under the terms of the Agreement and under the [Enhancement Agreement];

                  (ix) in the event any person other than the Standby Servicer becomes the Servicer, to such, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) and any amount deposited into the Collection Account pursuant to the Agreement, to the extent not paid pursuant to clause (ii) above, reasonable transition expenses (up to a maximum of $[ ]) incurred in acting as successor Servicer;

                  (x) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (ix) above) the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of the preceding Distribution Date; and

                  (xi) to the Collateral Agent, for deposit in to the Spread Account, the remaining Total Distribution Amount, if any.]

         The right of the Class B Certificateholders to receive distributions of interest pursuant to clause (vi) above will be subordinated to the prior payment in full of all amounts payable pursuant to clauses (i) through (v). The right of the Class B Certificateholders to receive distributions of principal pursuant to clause (x) above will be subordinated to the prior payment in full of all amounts payable pursuant to clauses (i) through (ix).

         For purposes hereof, the following terms shall have the following meanings:

         "Class A Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date, plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

         "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date, plus any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received on such current Distribution Date.

         "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class B Certificates actually received on such current Distribution Date.

         On the third business day prior to a Distribution Date, the Trustee will determine, based on a certificate from the Servicer, whether there are amounts sufficient, after payment of amounts as set forth in the priorities of distribution in the Agreement, to distribute the Class A Distributable Amount.

         [The Spread Account. The Seller has agreed to cause to be established with [ ] (in such capacity, the "Collateral Agent") an account (the "Spread Account") for the benefit of the [Credit Enhancer] and the Trustee on behalf of the Class A Certificateholders. The Collateral Agent [will] [will not] hold the Requisite Amount for the benefit of the Class B Certificateholders. Any portion of the Total Distribution Amount remaining on any Distribution Date after payment of all fees and expenses due on such date to the Servicer, the Standby Servicer, the Trustee and the Collateral Agent and all principal and interest payments due to the Certificateholders on such Distribution Date, will be deposited in the Spread Account and held by the Collateral Agent for the benefit of the [Credit Enhancer] and the Trustee on behalf of the Class A Certificateholders. If on any Distribution Date, the Total Distribution Amount is insufficient (taking into account the application of the Total Distribution Amount to the payment of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall) to pay all distributions required to be made on such day pursuant to priorities (i), (ii), (iii), (iv), (v), (vii), (viii) and
(ix) under " -- Priority of Distribution Amounts", then amounts on deposit in the Spread Account will be applied to pay the amounts due on such Distribution Date pursuant to such priorities (i), (ii), (iii), (iv), (v), (vii), (viii) and
(ix).]

Statements to Certificateholders

         On each Distribution Date, the Trustee will include with each distribution to each Certificateholder of record as of the close of business on the applicable Record Date and each rating agency that is currently rating the Certificates a statement (prepared by the Servicer) setting forth the following information with respect to the preceding Collection Period, to the extent applicable:

                  [(i) the amount of the distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively;

                  (ii) the amount of the distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

                  (iii) the Pool Balance, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the aggregate Class A Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (v) the aggregate Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the Class A Percentage and the Class B Percentage of the Servicing Fee (inclusive of the Standby
         Fee), the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Distribution Date;

                  (vii) the amount of the Class A Interest Carryover Shortfall, if applicable, and Class A Principal Carryover Shortfall, if applicable, on such Distribution Date and the change in such amounts from those on the prior Distribution Date;

                  (viii) the amount of the Class B Interest Carryover Shortfall, if applicable, and Class B Principal Carryover Shortfall, if applicable, on such Distribution Date and the change in such amounts from those on the prior Distribution Date;

                  (ix) the amount paid to the Class A Certificateholders under the [Credit Enhancement] for such Distribution Date;

                  (x) the amount distributable to the [Credit Enhancer] on such Distribution Date;

                  (xi) the aggregate amount in the Payahead Account and the Spread Account and the change in such amount from the previous Distribution Date;

                  (xii) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making scheduled payments between 31 and 59 days and 60 days or more; and

                  (xiii) the number and the aggregate Purchase Amount of Receivables repurchased by CPS or purchased by the Servicer.]

         Each amount set forth pursuant to subclauses (i), (ii), (vi), (vii) and
(viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Certificate.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Agreement, the Trustee will mail to each person who at any time during such calendar year shall have been a Certificateholder and received any payment on such holder's Certificates, a statement (prepared by the Servicer) containing the sum of the amounts described in (i), (ii) and (vi) above for the purposes of such Certificateholder's preparation of federal income tax returns. See "The Certificates -- Statements to Certificateholders" in this Prospectus Supplement. See "Certain Federal Income Tax Consequences" in this Prospectus Supplement.

Evidence as to Compliance

         The Agreement will provide that a firm of independent certified public accountants will furnish to the Trustee and the [Credit Enhancer] on or before July 31 of each year, beginning [ ], 199[ ], a report as to compliance by the Servicer during the preceding twelve months ended March 31 with certain standards relating to the servicing of the Receivables (or in the case of the first such certificate, the period from the Closing Date to [ ], 199[ ]).

         The Agreement will also provide for delivery to the Trustee and the [Credit Enhancer], on or before July 31 of each year, commencing [ ], 199[ ] of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Agreement throughout the preceding twelve months ended March 31 or, if there has been a default in the fulfillment of any such obligation, describing each such default (or in the case of the first such certificate, the period from the Cutoff Date to [ ], 199[ ]). The Servicer has agreed to give the Trustee and the [Credit Enhancer] notice of any Events of Default under the Agreement.

         Copies  of  such  statements  and   certificates  may  be  obtained  by
Certificateholders by a request in writing addressed to the Trustee.

Certain Matters Regarding the Servicer

         The Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder except upon determination that its performance of such duties is no longer permissible under applicable law and with the consent of the [Credit Enhancer]. No such resignation will become effective until a successor servicer has assumed the servicing obligations and duties under the Agreement. In the event CPS resigns as Servicer or is terminated as Servicer, the Standby Servicer has agreed pursuant to the Servicing Assumption Agreement to assume the servicing obligations and duties under the Agreement.

         The Agreement will further provide that neither the Servicer nor any of its directors, officers, employees, and agents will be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to the Agreement, or for errors in judgment;
provided, however, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. In addition, the Agreement will provide that the Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the Agreement and that, in its opinion, may cause it to incur any expense or liability.

         Under the circumstances specified in the Agreement any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under the Agreement.

         The Servicer is retained for an initial term commencing on the Closing Date and ending on [ ], 199[ ], which term may be extended in ninety day increments by the [Credit Enhancer]. In the absence of an Event of Default under the Agreement, the [Credit Enhancer] has agreed to extend such term. See "The Certificates -- Certain Matters Regarding the Servicer" in the Prospectus.

Events of Default

         "Events of Default" under the Agreement will consist of (i) any failure by the Servicer to deliver to the Trustee for distribution to the Certificateholders any required payment, which failure continues unremedied for two Business Days, or any failure to deliver to the Trustee the annual accountants report, the annual statement as to compliance or the statement to the Certificateholders, in each case, within [ ] days of the date it is due and which shall comply with the requirements therefor; (ii) any failure by the Servicer or the Seller, as the case may be, duly to observe or perform in any material respect any other covenant or agreement in the Agreement which continues unremedied for [ ] days after the giving of written notice of such failure (1) to the Servicer or the Seller, as the case may be, by the [Credit Enhancer] or by the Trustee, or (2) to the Servicer or the Seller, as the case may be, and to the Trustee and the [Credit Enhancer] by the holders of Class A Certificates evidencing not less than [ ] of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding amounts due to the [Credit Enhancer] have been paid in full, by the holders of Class B Certificates evidencing not less than [ ] of the Class B Certificate Balance; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings with respect to the Servicer or the Seller, or, so long as CPS is Servicer, of any of its affiliates, and certain actions by the Servicer, the Seller or, so long as CPS is Servicer, of any of its affiliates, indicating its insolvency, reorganization pursuant to bankruptcy proceedings, or inability to pay its obligations; or (iv) the occurrence of an Event of Default under the [Enhancement Agreement].

Rights Upon Event of Default

         As long as an Event of Default under the Agreement remains  unremedied,
(x) provided no [Enhancement Default] shall have occurred and be continuing, the [Credit Enhancer] in its sole and absolute discretion or (y) if an [Enhancement Default] shall have occurred and be continuing, then the Trustee or the holders of Class A Certificates evidencing not less than [ ] of the Class A Certificate Balance or (z) if the Class A Certificates have been paid in full and either (i) all outstanding amounts due to the [Credit Enhancer] have been paid in full or
(ii) an [Enhancement Default] shall have occurred and be continuing, then either the Trustee or the holders of Class B Certificates evidencing not less than [ ] of the Class B Certificate Balance, may terminate all the rights and obligations of the Servicer under the Agreement, whereupon the Standby Servicer, or such other successor Servicer as shall be or have been appointed by the [Credit Enhancer] (or, if an [Enhancement Default] shall have occurred and be continuing, by the Trustee or the Class A or Class B Certificateholders, as described above) will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement; provided, however, that such successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date such successor Servicer becomes the Servicer or the claim of a third party (including a Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer.

         ["[Enhancement Default]" shall mean any one of the following events shall have occurred and be continuing: (i) the [Credit Enhancer] fails to make a payment required under the [Credit Enhancement] in accordance with its terms;
(ii) the [Credit Enhancer] (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (iii) a court of competent jurisdiction or other competent court or regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the [Credit Enhancer] or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the [Credit Enhancer] (or the taking of possession of all or any material portion of the property of the [Credit Enhancer]).]

Termination

         The obligations of the Servicer, the Seller and the Trustee pursuant to the Agreement will terminate upon (i) the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the expiration of any preference period related thereto.

         In order to avoid excessive administrative expense, the Servicer, or its successor, is permitted at its option to purchase from the Trust [(with the consent of the [Credit Enhancer] if such purchase would result in a claim under the [Credit Enhancement] or any amount owing to the [Credit Enhancer] or on the Certificates would remain unpaid)], as of the last day of any month as of which the then outstanding Pool Balance is equal to 10% or less of the original Pool Balance, all remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of such last day. Exercise of such right will effect early retirement of the Certificates. The Trustee will give written notice of termination to each Certificateholder of record. The final distribution to any Certificateholder will be made only upon surrender and cancellation of such holder's Certificate at the office or agency of the Trustee specified in the notice of termination. Any funds remaining with the Trustee, after the Trustee has taken certain measures to locate a Certificateholder and such measures have failed, will be distributed to The American Red Cross.


                            [THE CREDIT ENHANCEMENT]

                   [Description of the [Credit Enhancement]].

                                [CREDIT ENHANCER]

                        [Description of Credit Enhancer]

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         [In the opinion of Special Tax Counsel to the Seller, the Trust will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Certificateholders must report their respective allocable shares of income earned on Trust Assets (other than any amounts treated as "stripped coupons") and, subject to certain limitations applicable to individuals, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other expenses. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the federal income tax consequences discussed herein, and no assurance can be given that the Service will not take contrary positions. See "Certain Tax Considerations" in the Prospectus.]

                              ERISA CONSIDERATIONS

         [Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan subject to ERISA and an individual retirement account (collectively, "Benefit Plans") from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan. ERISA also imposes certain duties and certain prohibitions on persons who are fiduciaries of plans subject to ERISA. Generally, any person who exercises any authority or control with respect to the management or disposition of the assets of a plan subject to ERISA is considered to be a fiduciary of such plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code.

         Pursuant to a regulation issued by the Department of Labor concerning the definition of what constitutes the "plan assets" of a Benefit Plan, the assets and properties of certain entities in which a Benefit Plan makes an equity investment could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if a Benefit Plan purchases a Certificate, the Trust could be deemed to hold plan assets. If the assets of the Trust were deemed to constitute plan assets of a Benefit Plan, the Benefit Plan's investment in the Certificates might be deemed to constitute delegation under ERISA of the duty to manage plan assets by the fiduciaries making the decision on behalf of the Benefit Plan to make the investment, and transactions involving the Trust and the Trust Assets might be viewed as transactions with the Benefit Plan for the purpose of ERISA's fiduciary and prohibited transaction rules.

         [The Department of Labor has granted [underwriter] an administrative exemption (Prohibited Transaction Exemption [ ], [ ] Fed. Reg. [ ] (19[ ])) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the purchase in the secondary market and the holding and the subsequent resale by Benefit Plans of certificates in certain trusts with respect to which [underwriter] is the sole underwriter or placement agent or the managing or co-managing underwriter or placement agent in an underwriting syndicate or selling group and that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The obligations covered by the Exemption include retail installment sale contracts such as the Receivables. The Exemption would apply to the acquisition, holding and resale of the Class A Certificates by a Benefit Plan only if specific conditions (certain of which are described below) are met. It is not clear whether the Exemption applies to participant directed plans as described in Section 404(c) of ERISA or plans that are subject to Section 4975 of the Code but that are not subject to Title I of ERISA, such as certain Keogh plans and certain individual retirement accounts.

         Among the conditions which must be satisfied for the Exemption to apply to the acquisition by a Benefit Plan of the Class A Certificates are the following:

         (1) The acquisition of the Class A Certificates by a Benefit Plan is on terms (including the price for the Class A Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's-length transaction with an unrelated party;

         (2) The rights and interests evidenced by the Class A Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

         (3) The Class A Certificates acquired by the Benefit Plan have a rating at the time of such acquisition that is in one of the three highest generic rating categories from Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Service, Inc.;

         (4) The sum of all payments made to the Underwriters in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for placement of the Class A Certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables. The sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith;

         (5) The Trustee is not an "affiliate" (as defined in the Exemption) of the Seller, the Underwriters, the Servicer, the [Credit Enhancer] or any "obligor" (as defined in the Exemption) with respect to Receivables included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust (including the Trustee, the "Restricted Group");

         (6) The Benefit Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act; and

         (7) The Trust satisfies the following requirements:

                  (a) the corpus of the Trust consists solely of assets of the type which have been included in other investment pools,

                  (b) certificates in such other investment pools have been rated in one of the three highest generic rating categories of Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Service, Inc. for at least one year prior to the Benefit Plan's acquisition of Class A Certificates, and

                  (c) certificates evidencing interests in such other investment pools have been purchased by investors other than Benefit Plans for at least one year prior to any Benefit Plan's acquisition of Class A Certificates.

         The  Exemption  does not  provide  an  exemption  from  ERISA  Sections
406(a)(1)(E), 406(a)(2) or 407 for the purchase or holding of Class A Certificates to any person who has discretionary authority or renders investment advice to Benefit Plans sponsored by any member of the Restricted Group or any affiliate of such person.]

         Exemptive relief from the self-dealing/conflict of interest prohibited transaction rules of ERISA is available to an obligor acting as a fiduciary with respect to the investment of a Benefit Plan's assets in the Class A Certificates (or such person's affiliate) only if, among other requirements (i) such fiduciary (or its affiliate) is an obligor with respect to 5% percent or less of the fair market value of the Trust Assets, (ii) a Benefit Plan's investment in Class A Certificates does not exceed 25% of all of the Class A Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of the Benefit Plan are invested in certificates representing an interest in trusts (including the Trust) containing assets sold or serviced by the same entity, and (iv) in the case of the acquisition of the Class A Certificates in connection with their initial issuance, at least 50% of the Class A Certificates are acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group.

         The Exemption also applies to transactions in connection with the servicing, management and operation of the Trust, provided that, in addition to the general requirements described above, (a) such transactions are carried out in accordance with the terms of a binding pooling and servicing agreement and
(b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus or private placement memorandum provided to, investing Benefit Plans before their purchase of certificates issued by the Trust. The Agreement is a pooling and servicing agreement as defined in the Exemption. All transactions relating to the servicing, management, and operations of the Trust will be carried out in accordance with the Agreement. See "The Certificates" in this Prospectus Supplement.

         Any Benefit Plan fiduciary considering the purchase of Class A Certificates should consult with its counsel with respect to the applicability of the Exemption and other issues and determine on its own whether all conditions have been satisfied and whether the Certificates are an appropriate investment for a Benefit Plan under ERISA and the Code. By its purchase of a Class A Certificate, each Benefit Plan purchaser shall be deemed to represent and warrant that it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act, in accordance with condition (6) above.

         The Class B Certificates may not be sold or transferred to a Benefit Plan, a trustee of any Benefit Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include a Benefit Plan's assets by reason of a Benefit Plan's investment in the entity, account or other pooled investment fund.

         Generally, for purposes of ERISA, an insurance company, insurance service, or insurance organization qualified to do business in a state (referred to herein as an "Insurer") is not a Benefit Plan; therefore, the foregoing restriction for sale or transfer to a Benefit Plan generally would not be applicable to an Insurer. However, under John Hancock Mutual Life Insurance Co.
v. Harris Bank and Trust, 114 S.Ct. 517 (1993), certain assets held in an Insurer's general account may be treated as Benefit Plan assets and thus the use of such "plan assets" to purchase the Class B Certificates may be subject to the fiduciary requirements of ERISA.

         The Seller and the Servicer do not intend to preclude Insurers that are otherwise qualified investors from purchasing the Class B Certificates; therefore, for purposes of this offering, the restriction for sale or transfer to a Benefit Plan will not be applied to prevent the transfer of Class B Certificates to an Insurer if such Insurer purchases such Class B Certificates with funds held in one or more of its general accounts, provided that the Insurer confirms that Section III of Prohibited Transaction Class Exemption 95-60 (the "Class Exemption") applies to the Insurer's acquisition and holding of such Class B Certificates. Neither the Servicer, the Seller, the Trustee, the [Credit Enhancer], any Underwriter nor any of their respective affiliates makes any representation or expresses any opinion as to whether an Insurer constitutes a Benefit Plan or will be treated as managing Benefit Plan assets.]

                                  UNDERWRITING

         [Subject to the terms and  conditions  contained  in the  [Underwriting
Agreements], the Seller has agreed to sell to [Underwriters] (the "Underwriters") and each Underwriter has agreed to purchase the principal amount of Class A Certificates and Class B Certificates set forth opposite its name below.


 Underwriters             Class A Certificates            Class B Certificates
 ------------             Principal Amount                Principal Amount
                          ----------------                ----------------

 [Underwriter]            $ [        ]                    $ [        ]



 [Underwriter]              [        ]                      [        ]
                          ------------                    ------------

 Total                    $ [        ]                    $
                          ============                    ============



         CPS and the Seller have been advised by the Underwriters that they propose to offer Class A Certificates and Class B Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. The Underwriters may effect such transactions by selling each of the Class A Certificates and Class B Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of Class A Certificates or Class B Certificates for whom they may act as agents. The
Underwriters and any dealers that participate with the Underwriters in the distribution of each of the Class A Certificates and Class B Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A Certificates or Class B Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         Each of the Class A Certificates and Class B Certificates are a new issue of securities with no established trading market. The Underwriters have advised CPS and the Seller that they intend to act as market makers for each of the Class A Certificates and Class B Certificates. However, the Underwriters are not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of any trading market for the Class A Certificates or Class B Certificates.

         CPS and the Seller have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect thereof.]


                                 LEGAL OPINIONS

         Certain legal matters relating to the Certificates will be passed upon for the Seller, the Servicer and the Underwriters by Mayer, Brown & Platt, New York, New York. Certain legal matters related to the [Credit Enhancement] will be passed upon for the [Credit Enhancer] by [ ].

                                 INDEX OF TERMS

Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found herein.

                                                                           Page
                                                                           ----

Actuarial Receivables........................................................30
Affiliate Receivables .......................................................12
Affiliated Originator.........................................................4
Affiliated Originator Receivables.............................................5
Agreement.....................................................................4
Alpha Program................................................................19
APR...........................................................................5
Benefit Plans................................................................43
Cede..............................................................3, 12, 32, 33
Certificate Account..........................................................34
Certificate Owners.......................................................12, 32
Certificates...............................................................1, 4
Class A Certificate Balance...................................................6
Class A Certificateholders....................................................6
Class A Certificates.......................................................1, 4
Class A Distributable Amount.................................................36
Class A Interest Carryover Shortfall.........................................38
Class A Interest Distributable Amount........................................37
Class A Pass-Through Rate.....................................................6
Class A Percentage............................................................4
Class A Pool Factor..........................................................31
Class A Principal Carryover Shortfall........................................39
Class A Principal Distributable Amount.......................................36
Class B Certificate Balance...................................................6
Class B Certificateholders....................................................6
Class B Certificates ......................................................1, 4
Class B Distributable Amount.................................................37
Class B Interest Carryover Shortfall.........................................39
Class B Interest Distributable Amount........................................37
Class B Pass-Through Rate.....................................................6
Class B Percentage............................................................4
Class B Pool Factor..........................................................31
Class B Principal Carryover Shortfall........................................39
Class B Principal Distributable Amount.......................................37
Class Exemption..............................................................46
Code.........................................................................13
Collateral Agent.............................................................39
Collection Account...........................................................34
Collection Period.............................................................7
Commission....................................................................2
Contracts....................................................................18
CPS........................................................................1, 4
CPS Receivables...............................................................5
Cram Down Loss...............................................................36
Credit Enhancement............................................................1
Credit Enhancer Optional Deposit............................................ 37
Cutoff Date...................................................................5
Dealer Agreements............................................................17
Dealers......................................................................17
Delta Program................................................................19
Deposit Institutions.........................................................19
Determination Date...........................................................35
Distribution Date..........................................................6, 9
DTC...................................................................3, 12, 32
Employee Plans...............................................................13
Enhancement Agreement........................................................15
Enhancement Default..........................................................42
ERISA....................................................................13, 43
Events of Default............................................................42
Exemption....................................................................44
Exchange Act..................................................................2
Final Scheduled Distribution Date.............................................6
Financed Vehicles.............................................................5
First Time Buyer Program.....................................................19
IFCs..........................................................................5
Insurer..................................................................13, 46
Linc......................................................................4, 18
Linc Receivables..............................................................5

                                                                          Page

Liquidated Receivable........................................................35
Liquidation Proceeds ........................................................35
Lock-Box Account.........................................................10, 34
Lock-Box Bank................................................................10
Lock-Box Processor...........................................................10
Obligors.....................................................................17
Original Pool Balance.........................................................5
Originator....................................................................4
Originators...................................................................4
Payahead Account.............................................................34
Payaheads....................................................................34
Pool Balance.................................................................31
Post Office Box..............................................................10
Principal Balance............................................................36
Principal Distributable Amount............................................7, 37
Purchase Agreement............................................................5
Purchase Agreements...........................................................5
Purchase Amount..........................................................33, 35
Receivables................................................................1, 5
Record Date...................................................................9
Recoveries...................................................................36
Registration Statement........................................................2
Requisite Amount..............................................................9
Restricted Group.............................................................45
Rule of 78's Receivables.....................................................30
Rule of 78's.................................................................30
Samco.........................................................................4
Samco Receivables.............................................................5
Scheduled Payment............................................................36
Securities Act................................................................2
Seller.....................................................................1, 4
Service......................................................................13
Servicer...................................................................1, 4
Servicing Assumption Agreement...............................................11
Servicing Fee................................................................34
Simple Interest Receivables..................................................30
Spread Account...............................................................39
Standard Program.............................................................19
Standby Fee..................................................................11
Standby Servicer..................................................1, 11, 15, 32
Sub-Prime Borrowers..........................................................18
Super Alpha Program..........................................................19
Total Distribution Amount....................................................35
Trust Assets..................................................................5
Trust......................................................................1, 4
Trustee Fee..................................................................37
Trustee.......................................................................1
UCC..........................................................................33
Underwriters.................................................................46

                              PROSPECTUS SUPPLEMENT
                        TO PROSPECTUS DATED APRIL 8, 1998

                                      $[ ]

                          CPS Auto Grantor Trust 1998-2

                  $[ ] [ ]% Asset-Backed Certificates, Class A
                  $[ ] [ ]% Asset-Backed Certificates, Class B

                              CPS Receivables Corp.
                                    (Seller)

                        Consumer Portfolio Services, Inc.
                                   (Servicer)

         The Asset-Backed Certificates will consist of two classes of certificates, Class A (the "Class A Certificates") and Class B (the "Class B Certificates" and, collectively, the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") to be formed pursuant to a Pooling and Servicing Agreement among CPS Receivables Corp., as Seller (the "Seller"), Consumer Portfolio Services, Inc., as Servicer (individually, "CPS", and in its capacity as the Servicer, the "Servicer"), and [ ], as Trustee and Standby
Servicer (the "Trustee" and "Standby Servicer", respectively). The Class A Certificates will evidence, in the aggregate, beneficial ownership of an undivided ninety-five percent (95%) interest in the Trust Assets, other than interest received by the Trust in excess of the Class A Pass-Through Rate of [ ]% per annum, and the Class B Certificates will evidence, in the aggregate, beneficial ownership of an undivided five percent (5%) interest in the Trust Assets, other than interest received by the Trust in excess of the Class B Pass-Through Rate of [ ]% per annum. The rights of the Class B Certificateholders to receive distributions with respect to the Receivables are subordinated to the rights of the holders of the Class A Certificates to the extent described herein. Only the Class A Certificates are being offered hereby.

         The Underwriters have agreed to purchase from the Seller the Class A Certificates at [ ]% of the principal amount thereof, subject to the terms and conditions set forth in the Underwriting Agreement referred to herein under "Underwriting". The aggregate proceeds to the Seller, before deducting expenses payable by the Seller estimated at $[ ], will be $[ ] for the Class A Certificates.

         The Underwriters propose to offer the Securities from time to time in negotiated transactions or otherwise, at prices to be determined at the time of sale. For further information with respect to the plan of distribution and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting" herein.

         The Trust Assets will include a pool of retail installment sale contracts (including contracts representing obligations of Sub-Prime Borrowers (as defined herein)) and all rights thereunder, certain monies due or received thereunder after May [ ], 1998, security interests in the new and used automobiles, light trucks, vans and minivans securing the Receivables (as defined herein), certain bank accounts and the proceeds thereof, the Policy (as defined below) with respect to the Class A Certificates, and the right of the Originators (as defined herein) to receive certain insurance proceeds and certain other property, as more fully described herein. The Receivables will be purchased by the Seller from the Originators on or prior to the date of the issuance of the Certificates.

         Full and timely payment of the Class A Distributable Amount (as defined herein) on each Distribution Date is unconditionally and irrevocably guaranteed pursuant to a financial guaranty insurance policy (the "Policy") to be issued by Financial Security Assurance Inc. (the "Certificate Insurer").

                                   [FSA logo]

         FOR A DISCUSSION OF CERTAIN FACTORS RELATING TO THE TRANSACTION, SEE "RISK FACTORS" AT PAGE S-20 HEREIN AND PAGE [ ] IN THE ACCOMPANYING PROSPECTUS.

         THE CERTIFICATES REPRESENT INTERESTS IN THE TRUST AND DO NOT REPRESENT INTEREST IN OR OBLIGATIONS OF THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF.

         THE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Class A Certificates are offered hereby by the Underwriters when, as and if issued by the Seller, delivered to and accepted by the Underwriters and subject to its right to reject orders in whole or in part. It is expected that delivery of the Certificates will be made on or about May [ ], 1998 only through The Depository Trust Company[, Cedel Bank, societe anonyme and the Euroclear System].

PaineWebber Incorporated                           Black Diamond Securities, LLC

The date of this Prospectus Supplement is May [ ], 1998.

                      (cover continued from previous page)

                              AVAILABLE INFORMATION

         CPS  has  filed  with  the  Securities  and  Exchange  Commission  (the
"Commission") a Registration Statement (together with all amendments and exhibits thereto, referred to herein as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Certificates offered pursuant to this Prospectus Supplement. For further information, reference is made to the Registration Statement which may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at the Commission's regional office at 500 West Madison, 14th Floor, Chicago, Illinois 60661 and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of the Registration Statement may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a web site at http://www.sec.gov containing reports, proxy statements, information statements and other information regarding registrants, including CPS, that file electronically with the Commission. The Servicer, on behalf of the Trust, will also file or cause to be filed with the Commission such periodic reports as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. Upon the receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriters (as defined herein) or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, CPS, the Seller or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents subsequently filed by CPS with the Registration Statement, either on its own behalf or on behalf of the Trust, relating to the Certificates, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus Supplement and prior to the termination of the offering of the Certificates offered hereby, shall be deemed to be incorporated by reference in this Prospectus Supplement and to be a part of this Prospectus Supplement from the date of the filing of such documents. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         In addition to the documents described above and in the accompanying Prospectus under "Incorporation of Certain Documents by Reference", the consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries included in, or as exhibits to, the following documents, which have been filed with the Commission by Financial Security Assurance Holdings Ltd. ("Holdings"), are hereby incorporated by reference in this Prospectus
Supplement:

         (a)  Quarterly Report on Form 10-Q for the period ended March 31, 1997,

         (b) Quarterly Report on Form 10-Q for the period ended June 30, 1997,

         (c) Quarterly Report on Form 10-Q for the period ended September 30, 1997, and

         (d) Annual Report on Form 10-K for the year ended December 31, 1997.

         All financial statements of Financial Security Assurance Inc. and its subsidiaries included in documents filed by Holdings pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Class A Certificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing of such documents.

         The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial conditions and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

         The Seller on behalf of the Trust hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Trust's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act and each filing of the financial statements of Financial Security included in or as an exhibit to the annual report of Holdings filed pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the Class A Certificates offered hereby, and the offering of such Class A Certificates at that time shall be deemed to be the initial bona fide offering thereof.

         CPS will provide without charge to each person to whom this Prospectus Supplement is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus Supplement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus Supplement incorporates). Written requests for such copies should be directed to: Consumer Portfolio Services, Inc., 2 Ada, Irvine, California 92618,
Attention: Jeffrey P. Fritz. Telephone requests for such copies should be directed to Consumer Portfolio Services, Inc. at (714) 753-6800.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                          REPORTS TO CERTIFICATEHOLDERS

         Unless and until Definitive Certificates are issued periodic reports containing information concerning the Receivables will be prepared by the Servicer and sent on behalf of the Trust only to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Class A Certificates. Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Servicer will file with the Commission such periodic reports as are required under the Exchange Act, and the rules and regulations thereunder and as are otherwise agreed to by the Commission. Copies of such periodic reports may be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                     SUMMARY

This Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in this Prospectus Supplement. An Index of Terms appears at the end of this Prospectus Supplement.

Trust.............................. CPS Auto Grantor  Trust 1998-2 (the "Trust")
                                    to be formed  pursuant  to the  Pooling  and
                                    Servicing  Agreement,  dated  as of May [ ],
                                    1998 among the Seller,  the Servicer and the
                                    Trustee    and   Standby    Servicer    (the
                                    "Agreement").

Seller............................. CPS Receivables  Corp.  (the "Seller").  See
                                    "The  Seller  and  CPS" in  this  Prospectus
                                    Supplement.

Originators........................ Consumer Portfolio Services, Inc. ("CPS"), a
                                    California  corporation,   Samco  Acceptance
                                    Corp. ("Samco"), a Delaware corporation, and
                                    Linc Acceptance  Company LLC ("Linc";  Samco
                                    and Linc are each an "Affiliated Originator"
                                    and   are,    together,    the   "Affiliated
                                    Originators"),  a Delaware limited liability
                                    company   (each,   in  such   capacity,   an
                                    "Originator"     and,     together,      the
                                    "Originators"). CPS holds an 80% ownership interest in each of Samco and Linc.

Servicer........................... Consumer Portfolio Services, Inc. ("CPS" or,
                                    in  its  capacity  as  the   servicer,   the
                                    "Servicer").  See "CPS's Automobile Contract
                                    Portfolio" and "The Seller and CPS" in this Prospectus Supplement.

Trustee and Standby Servicer....... Norwest     Bank     Minnesota,     National
                                    Association,  a national banking association
                                    ("Norwest"  and in its  capacity as trustee,
                                    the "Trustee" and in its capacity as standby
                                    servicer,  the "Standby Servicer"),  located
                                    at  Sixth  Street  and   Marquette   Avenue,
                                    Minneapolis, Minnesota 55479-1054.

Certificate Insurer................ Financial   Security   Assurance   Inc.,   a
                                    financial    guaranty    insurance   company
                                    incorporated under the laws of the State of New York (the "Certificate Insurer"). See "The Certificate Insurer" in this Prospectus Supplement..

Closing Date....................... On or  about  May [ ],  1998  (the  "Closing
                                    Date").

Description of the
Securities Offered................. The  Certificates  consist  of two  classes, entitled  [  ]%  Asset-Backed  Certificates,
                                    Class A (the "Class A  Certificates")  and [
                                    ]% Asset- Backed Certificates,  Class B (the
                                    "Class B  Certificates"  and,  together with
                                    the     Class    A     Certificates,     the
                                    "Certificates"). Each Certificate will
                                    evidence   beneficial    ownership   of   an
                                    undivided interest in the Trust. The Class A
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  A  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    A    Pass-Through    Rate.   The   Class   B
                                    Certificates    will   evidence,    in   the
                                    aggregate,   beneficial   ownership   of  an
                                    undivided interest in the Trust Assets equal
                                    to the  Class  B  Percentage  of  the  Trust
                                    Assets,   but  not  including  any  interest
                                    received by the Trust in excess of the Class
                                    B Pass-Through Rate.

                                    The "Class A Percentage" as of any date of determination will be 95%. The "Class B Percentage" as of any date of determination will be 5%.

                                    The rights of the Class B Certificates to receive distributions will be subordinated to the rights of the Class A Certificates and the Certificate Insurer to the extent described herein.

                                    The   Certificates   will  be  offered   for
                                    purchase in denominations of $1,000 and in integral multiples thereof.

Trust Assets....................... The   property  of  the  Trust  (the  "Trust
                                    Assets")  will  include (i) a pool of retail
                                    installment  sale  contracts  (collectively,
                                    the  "Receivables")  secured  by the new and
                                    used  automobiles,  light  trucks,  vans and
                                    minivans  financed  thereby  (the  "Financed
                                    Vehicles"),  (ii)  with  respect  to Rule of
                                    78's  Receivables,  all payments due thereon
                                    after  May [ ], 1998  (the  "Cutoff  Date"),
                                    and,   with   respect  to  Simple   Interest
                                    Receivables,     all    payments    received
                                    thereunder  after  the  Cutoff  Date,  (iii)
                                    security interests in the Financed Vehicles,
                                    (iv) certain bank  accounts and the proceeds
                                    thereof,  (v) the  right  of the  Seller  to
                                    receive   proceeds  from  claims  under,  or
                                    refunds of unearned  premiums from,  certain
                                    insurance   policies  and  extended  service
                                    contracts,   (vi)  all   right,   title  and
                                    interest   of  the  Seller  in  and  to  the
                                    Purchase   Agreements  (as  defined  below),
                                    (vii) the Policy  issued by the  Certificate
                                    Insurer   with   respect   to  the  Class  A
                                    Certificates,   and  (viii)   certain  other
                                    property,  as more fully  described  herein.
                                    See   "Formation   of  the  Trust"  in  this
                                    Prospectus Supplement and "The Trust Assets"
                                    in the Prospectus.  The Receivables  will be
                                    purchased  by the Seller from CPS,  Samco or
                                    Linc pursuant to a Purchase  Agreement on or
                                    prior to the Closing Date.  The  Receivables
                                    arise from loans  originated  by  automobile
                                    dealers,   independent   finance   companies
                                    ("IFCs") or Deposit Institutions (as defined herein) for assignment to CPS, Samco or Linc pursuant to CPS's auto loan programs.

The Receivables.................... As  of  the  Cutoff  Date,   the   aggregate
                                    outstanding   principal   balance   of   the
                                    Receivables  was  $[ ] (the  "Original  Pool
                                    Balance").  On the Closing Date,  the Seller
                                    will  purchase  the  Receivables  from  CPS,
                                    Samco and Linc  pursuant  to three  purchase
                                    agreements,  each  dated as of May [ ], 1998
                                    (the  "CPS   Purchase   Agreement",   "Samco
                                    Purchase   Agreement"   and  "Linc  Purchase
                                    Agreement",   respectively,   and  each,   a
                                    "Purchase  Agreement"  and,  together,   the
                                    "Purchase  Agreements"),  each  between  the
                                    respective  Originator  and the Seller.  The
                                    Receivables sold by CPS, Samco and Linc (the
                                    "CPS Receivables",  "Samco  Receivables" and
                                    "Linc   Receivables",   respectively)   will
                                    represent approximately [ ]%, [ ]% and [ ]%,
                                    respectively,   of  the  Pool   Balance  (as
                                    defined  herein) as of the Cutoff Date.  The
                                    Trust,    in   turn,   will   purchase   the
                                    Receivables  on the  Closing  Date  from the
                                    Seller,  and  the  Servicer  will  agree  to
                                    service  the  Receivables,  pursuant  to the
                                    Pooling and  Servicing  Agreement.  See "The
                                    Receivables    Pool"    herein    and   "The
                                    Receivables  Pools" in the  Prospectus.  The
                                    Receivables  consist  of retail  installment
                                    sale  contracts  secured  by  new  and  used
                                    automobiles, light trucks, vans and minivans
                                    including,  with  respect  to  Rule  of 78's
                                    Receivables,  the rights to all payments due
                                    with respect to such  Receivables  after the
                                    Cutoff  Date,  and,  with  respect to Simple
                                    Interest  Receivables,  the  rights  to  all
                                    payments   received  with  respect  to  such
                                    Receivables after the Cutoff Date. As of the
                                    Cutoff  Date,  approximately  [  ]%  of  the
                                    aggregate    principal    balance   of   the
                                    Receivables  represented  financing  of used
                                    vehicles.  The Receivables  arise from loans
                                    originated    by     automobile     dealers,
                                    independent  finance  companies  ("IFCs") or
                                    Deposit  Institutions for assignment to CPS,
                                    Samco or Linc  pursuant  to CPS's  auto loan
                                    programs.  The  auto  loan  programs  target
                                    automobile  purchasers  with marginal credit
                                    ratings who are  generally  unable to obtain
                                    credit from banks or other low-risk lenders.
                                    See     "CPS's      Automobile      Contract
                                    Portfolio--General"   in   this   Prospectus
                                    Supplement  and  "Risk   Factors-Nature   of
                                    Obligors" in the Prospectus. The Receivables have been selected from the contracts owned by CPS based on the criteria specified in the Agreement and described herein.

                                    Each Receivable is a Rule of 78's Receivable
                                    or a Simple Interest  Receivable.  As of the
                                    Cutoff  Date,  the weighted  average  annual
                                    percentage   rate   (the   "APR")   of   the
                                    Receivables was approximately [ ]%, the weighted average remaining term to maturity of the Receivables was approximately [ ] months and the weighted average original term to maturity of the Receivables was approximately [ ] months. As of the Cutoff Date, no Receivable had a scheduled maturity later than [ ].

Class A Certificate Balance........ The  "Class  A  Certificate   Balance"  will
                                    equal, initially,  the Class A Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class A  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class A Certificates.

Class A Pass-Through Rate.......... Interest   will   accrue   on  the  Class  A
                                    Certificate Balance at a rate of [ ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class A Pass-Through Rate").

Class B Certificate Balance........ The  "Class  B  Certificate   Balance"  will
                                    equal, initially,  the Class B Percentage of
                                    the Original Pool Balance as of the close of
                                    business on the Cutoff Date,  and thereafter
                                    will equal the initial  Class B  Certificate
                                    Balance    reduced    by    all    principal
                                    distributions on the Class B Certificates.

Class B Pass-Through Rate.......... Interest   will  accrue  on  the   principal
                                    balance   of  the   Class   B   Certificates
                                    outstanding from time to time at a rate of [
                                    ]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months (the "Class B Pass-Through Rate").

Interest........................... On the  15th of  each  month  (or  the  next following  Business Day)  beginning June 15,
                                    1998  (each,  a  "Distribution  Date"),  the
                                    Trustee  will, to the extent there are funds
                                    available from the sources described herein,
                                    pass-through  and (i) distribute pro rata to
                                    the   holders  of  record  of  the  Class  A
                                    Certificates       (the       "Class       A
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class A Pass-Through Rate on the Class A
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection  Period and (ii)  distribute  pro
                                    rata to the holders of record of the Class B
                                    Certificates       (the       "Class       B
                                    Certificateholders")   as  of  the   related
                                    Record Date thirty (30) days' of interest at
                                    the Class B Pass-Through Rate on the Class B
                                    Certificate  Balance  as  of  the  close  of
                                    business  on the  last  day  of the  related
                                    Collection Period;  provided,  however, that
                                    on  the   first   Distribution   Date,   the
                                    Certificateholders   will  be   entitled  to
                                    interest at the Class A Pass-Through Rate or
                                    the   Class   B   Pass-Through    Rate,   as
                                    applicable,   on   the   initial   Class   A
                                    Certificate  Balance or the initial  Class B
                                    Certificate Balance, as applicable, from and
                                    including   the  Closing  Date  through  and
                                    including June 14, 1998. The final scheduled

                                    Distribution Date on the Certificates will be the [ ] Distribution Date (the "Final Scheduled Distribution Date").

Principal.......................... On each Distribution Date, the Trustee will, to the extent that there are funds available
                                    from   the   sources    described    herein,
                                    distribute to

                                    (a) the Class A Certificateholders as of the
                                    related  Record Date an amount  equal to the
                                    Class   A   Percentage   of  the   Principal
                                    Distributable  Amount  and (b)  the  Class B
                                    Certificateholders  as of the related Record
                                    Date  an   amount   equal  to  the  Class  B
                                    Percentage  of the  Principal  Distributable
                                    Amount. The "Principal Distributable Amount"
                                    for a Distribution  Date shall equal the sum
                                    of  (a)  the   principal   portion   of  all
                                    Scheduled  Payments (as defined  herein) due
                                    and received during the preceding Collection
                                    Period on Rule of 78's  Receivables  and all
                                    payments  of  principal  received  on Simple
                                    Interest  Receivables  during the  preceding
                                    Collection Period; (b) the principal portion
                                    of  all   prepayments  in  full   (including
                                    prepayments    in   full    resulting   from
                                    collections  with  respect  to a  Receivable
                                    received  during  the  preceding  Collection
                                    Period  plus any  amounts  applied  from the
                                    Payahead   Account   with  respect  to  such
                                    Receivable)  (without duplication of amounts
                                    included  in (a) above and (d)  below);  (c)
                                    the portion of the Purchase Amount allocable
                                    to  principal  of each  Receivable  that was
                                    repurchased  by  CPS  or  purchased  by  the
                                    Servicer  as of the last day of the  related
                                    Collection  Period  (without  duplication of
                                    the  amounts  referred  to in  (a)  and  (b)
                                    above);  (d) the  Principal  Balance of each
                                    Receivable  that first  became a  Liquidated
                                    Receivable  during the preceding  Collection
                                    Period  (without  duplication of the amounts
                                    included in (a) and (b) above);  and (e) the
                                    aggregate  amount of Cram Down  Losses  that
                                    shall have  occurred  during  the  preceding
                                    Collection  Period  (without  duplication of
                                    amounts  included in (a) through (d) above).
                                    In   addition,   on  the   Final   Scheduled
                                    Distribution Date, the principal required to
                                    be    distributed    to    the    Class    A
                                    Certificateholders   will   equal  the  then
                                    outstanding Class A Certificate Balance and the principal required to be distributed to the Class B Certificateholders will equal the then outstanding Class B Certificate Balance.

                                    A  "Collection  Period"  with  respect  to a
                                    Distribution Date will be the calendar month
                                    preceding    the   month   in   which   such
                                    Distribution Date occurs; provided however, that with respect to the first Distribution Date, the "Collection Period" will be the period from and excluding the Cutoff Date to and including May [ ], 1998.

Priority of Payments............... On each Distribution Date, the Trustee shall make the following distributions in the Following order of priority:

                                    (i) to the  Servicer,  the Servicing Fee and
                                    all   unpaid   Servicing   Fees;   provided,
                                    however, that as long as CPS is the Servicer
                                    and Norwest,  is the Standby  Servicer,  the
                                    Trustee   will  first  pay  to  the  Standby
                                    Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                                    (ii)  in  the  event  the  Standby  Servicer
                                    becomes  the  successor  Servicer,   to  the
                                    Standby  Servicer,   reasonable   transition
                                    expenses   (up  to  a  maximum  of  $50,000)
                                    incurred in becoming successor Servicer;

                                    (iii) to the  Trustee,  the  Trustee Fee (as
                                    defined   herein),   to   the   extent   not
                                    previously paid by the Servicer, and other reasonable expenses of the Trustee;

                                    (iv) to the  Collateral  Agent  (as  defined
                                    herein)   all  fees,   to  the   extent  not
                                    previously   paid  by  the   Servicer,   and
                                    expenses payable to the Collateral Agent with respect to such Distribution Date;

                                    (v) to the Class A  Certificateholders,  the
                                    Class A Interest Distributable Amount (as defined herein) and any Class A Interest Carryover Shortfall (as defined herein);

                                    (vi) to the Class B Certificateholders,  the
                                    Class B Interest Distributable Amount (as defined herein) and any Class B Interest Carryover Shortfall (defined herein);

                                    (vii) to the Class A Certificateholders, the
                                    Class A Principal Distributable Amount (as defined herein) and any Class A Principal Carryover Shortfall (as defined herein);

                                    (viii)  to  the  Certificate   Insurer,  any
                                    amounts due to the Certificate Insurer under the terms of the Agreement and under the Insurance Agreement (as defined herein);

                                    (ix) in the event any person  other than the
                                    Standby  Servicer  becomes the Servicer,  to
                                    such    successor    Servicer,    reasonable
                                    transition  expenses  (up  to a  maximum  of
                                    $50,000)  incurred  in  becoming   successor
                                    Servicer;

                                    (x) to the Class B  Certificateholders,  the
                                    Class B Principal Distributable Amount (as defined herein) and any Class B Principal Carryover Shortfall (as defined herein); and

                                    (xi) to the  Collateral  Agent,  for deposit
                                    into the Spread Account, the remaining Total
                                    Distribution   Amount,   if  any.  See  "The
                                    Certificates--Distributions  on Certificates
                                    Priority of Distribution Amounts" in this Prospectus Supplement.

Spread Account..................... The  Seller  has  agreed to cause the Spread
                                    Account   to   be   established   with   the
                                    Collateral  Agent  for  the  benefit  of the
                                    Certificate   Insurer  and  the  Trustee  on
                                    behalf  of the  Class A  Certificateholders.
                                    Any portion of the Total Distribution Amount
                                    remaining  on any  Distribution  Date  after
                                    payment of all fees and expenses due on such
                                    date to the Servicer,  the Standby Servicer,
                                    the  Trustee,   the  Collateral  Agent,  the
                                    Certificate  Insurer, any successor Servicer
                                    and all principal and interest  payments due
                                    to   the    Certificateholders    on    such
                                    Distribution  Date, will be deposited in the
                                    Spread  Account  and held by the  Collateral
                                    Agent for the  benefit  of the  Trustee,  on
                                    behalf  of the  Class A  Certificateholders,
                                    and the Certificate  Insurer. The Collateral
                                    Agent  will not hold for the  benefit of the
                                    Class B  Certificateholders  the  amounts on
                                    deposit  in  the   Spread   Account  on  any
                                    Distribution Date, which (after all payments
                                    required  to be made on such  date have been
                                    made) are in excess of the requisite  amount
                                    determined  from time to time in  accordance
                                    with  certain  portfolio  performance  tests
                                    agreed upon by the  Certificate  Insurer and
                                    the Seller as a condition to the issuance of
                                    the  Policy  (such  requisite  amount,   the
                                    "Requisite Amount").  If on any Distribution
                                    Date,  the  Total  Distribution   Amount  is
                                    insufficient   (taking   into   account  the
                                    application of the Total Distribution Amount
                                    to the  payment  of  the  Class  B  Interest
                                    Distributable   Amount   and  any   Class  B
                                    Interest  Carryover  Shortfall)  to pay  all
                                    distributions  required  to be  made on such
                                    day pursuant to priorities (i), (ii), (iii),
                                    (iv), (v),  (vii),  (viii) and (ix) referred
                                    to above in "Priority of Payments",  amounts
                                    on  deposit in the  Spread  Account  will be
                                    applied  to pay  the  amounts  due  on  such
                                    Distribution    Date    pursuant   to   such
                                    priorities  (i),  (ii),  (iii),  (iv),  (v),
                                    (vii),    (viii)   and   (ix).    See   "The
                                    Certificates--Distributions               on
                                    Certificates--The  Spread  Account"  in this
                                    Prospectus Supplement.

Subordination...................... Distributions  of  interest  on the  Class B
                                    Certificates   will   be   subordinated   in
                                    priority of payment to  interest  due on the
                                    Class  A  Certificates.   Distributions   of
                                    principal on the Class B  Certificates  will
                                    be  subordinated  in  priority of payment to
                                    interest  and  principal  due on the Class A
                                    Certificates.   Accordingly,   the  Class  A
                                    Certificates  will  receive  the  benefit of
                                    amounts   otherwise   due  on  the  Class  B
                                    Certificates  as credit  enhancement.  Funds
                                    otherwise available to pay
                                    interest on the Class B Certificates will be
                                    applied  first to the payment of any amounts
                                    due on the Class A  Certificates  on account
                                    of the Class A Interest Distributable Amount
                                    and any Class A Interest Carryover Shortfall
                                    before  any  portion  thereof is paid to the
                                    Class   B   Certificateholders   and   funds
                                    otherwise  available to pay principal of the
                                    Class B  Certificates  will be applied first
                                    to the  payment  of  the  Class  A  Interest
                                    Distributable  Amount,  any Class A Interest
                                    Carryover  Shortfall,  the Class A Principal
                                    Distributable   Amount   and  any   Class  A
                                    Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders.

Distribution and
Record Dates....................... A  "Distribution  Date" will be the 15th day of each  month (or if such 15th day is not a
                                    business  day, the next  following  business
                                    day)  commencing  June [ ], 1998. The record
                                    date  applicable to each  Distribution  Date
                                    (each, a "Record Date") will be the 10th day
                                    of  the   calendar   month  in  which   such
                                    Distribution Date occurs.

Repurchases and
Purchases of
Certain Receivables................ CPS has  made  certain  representations  and
                                    warranties   relating  to  the   Receivables
                                    (including  the  Samco  Receivables  and the
                                    Linc  Receivables)  to the Seller in the CPS
                                    Purchase Agreement,  and the Seller has made
                                    such  representations and warranties for the
                                    benefit  of the  Trust  and the  Certificate
                                    Insurer in the  Agreement.  The Trustee,  as
                                    acknowledged   assignee  of  the  repurchase
                                    obligations   of  CPS  under  the   Purchase
                                    Agreement,  will be  entitled to require CPS
                                    to repurchase any Receivable  (including any
                                    Samco Receivable or Linc Receivable) if such
                                    Receivable is materially  adversely affected
                                    by  a  breach  of  any   representation   or
                                    warranty made by CPS with respect to the Receivable and such breach has not been cured within the applicable cure period following discovery by the Seller or CPS or notice to the Seller and CPS.

                                    The Servicer will be obligated to repurchase
                                    any  Receivable  if, among other things,  it
                                    extends  the date for final  payment  by the
                                    Obligor of such  Receivable  beyond the last
                                    day of  the  penultimate  Collection  Period
                                    preceding the Final  Scheduled  Distribution
                                    Date  or  fails  to   maintain  a  perfected
                                    security  interest in the Financed  Vehicle.
                                    See   "Description   of   the   Certificates
                                    Servicing  Procedures"  in  this  Prospectus
                                    Supplement and  "Description  of the Pooling
                                    and     Servicing      Agreements--Servicing
                                    Procedures" in the Prospectus.

The Policy......................... On the Closing Date,  the Insurer will issue the Policy to the Trustee for the benefit of
                                    the   Class   A   Certificateholders    (the
                                    "Policy").   Pursuant  to  the  Policy,  the
                                    Insurer will unconditionally and irrevocably
                                    guarantee to the Class A  Certificateholders
                                    payment  of the Class A  Certificateholders'
                                    Interest  Distributable Amount and the Class
                                    A       Certificateholders'        Principal
                                    Distributable  Amount   (collectively,   the
                                    "Class A Guaranteed Distribution Amount") on
                                    each   Distribution   Date.   The   Class  B
                                    Certificates do not have the benefit of the Policy.

Servicing.......................... The  Servicer   will  be   responsible   for
                                    servicing,  managing and making  collections
                                    on the Receivables.  On or prior to the next
                                    billing  period after the Cutoff  Date,  the
                                    Servicer  will notify  each  Obligor to make
                                    payments  with  respect  to the  Receivables
                                    after the  Cutoff  Date  directly  to a post
                                    office  box in the name of the  Trustee  for
                                    the  benefit of the  Certificateholders  and
                                    the  Certificate  Insurer  (the "Post Office
                                    Box").   On  each  Business  Day,  [Bank  of
                                    America    National    Trust   and   Savings
                                    Association], as the lock-box processor (the
                                    "Lock-Box Processor"), will transfer any such payments received in the Post Office Box to a segregated lock-box account at [Bank of America] (the "Lock-Box Bank"), in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "Lock-Box Account"). Within two Business Days of receipt of funds into the Lock-Box Account, the Servicer is required to direct the Lock-Box Bank to effect a transfer of funds from the Lock-Box Account to one or more accounts established with the Trustee. See "The Certificates--Accounts", and "--Payments on Receivables" in this Prospectus Supplement.

Standby Servicer................... If an Event of Default  occurs  and  remains
                                    unremedied,   (1)  provided  no  Certificate
                                    Insurer   Default   has   occurred   and  is
                                    continuing,  then the Certificate Insurer in
                                    its sole and absolute discretion,  or (2) if
                                    a  Certificate  Insurer  Default  shall have
                                    occurred and be continuing, then the Trustee
                                    or  the  holders  of  Class  A  Certificates
                                    evidencing  not less than 25% of the Class A
                                    Certificate   Balance,   may  terminate  the
                                    rights and obligations of the Servicer under
                                    the Agreement. If such event occurs when CPS
                                    is  the  Servicer,  or,  if CPS  resigns  as
                                    Servicer or is terminated as Servicer by the
                                    Certificate   Insurer,   Norwest   (in  such
                                    capacity,   the  "Standby  Servicer"),   has
                                    agreed to serve as successor  Servicer under
                                    the   Agreement   pursuant  to  a  Servicing
                                    Assumption  Agreement  dated  as of May  __,
                                    1998 among CPS, the Standby Servicer and the Trustee (the "Servicing

                                    Assumption Agreement"). The Standby Servicer
                                    will receive a portion of the  Servicing Fee
                                    (the "Standby Fee") for agreeing to stand by
                                    as  successor  Servicer  and for  performing
                                    other functions.  If the Standby Servicer or
                                    any  other  entity  serving  at the  time as
                                    Standby   Servicer   becomes  the  successor
                                    Servicer,  it will receive compensation at a
                                    Servicing  Fee Rate not to exceed  3.00% per
                                    annum.   See  "Standby   Servicer"  in  this
                                    Prospectus Supplement.

Servicing Fee...................... The Servicing Fee for each Distribution Date shall be equal to the sum of (i) the  result
                                    of  one-twelfth  times  2.00%  of  the  Pool
                                    Balance as of the close of  business  on the
                                    last day of the second preceding  Collection
                                    Period  plus (ii) the result of  one-twelfth
                                    times  0.08%  of the  aggregate  outstanding
                                    principal  balance of the Certificates as of
                                    the close of business on the last day of the
                                    second    preceding    Collection    Period;
                                    provided,  however, that with respect to the
                                    first Distribution Date the Servicer will be
                                    entitled to receive a Servicing Fee equal to
                                    the sum of (i)  the  result  of  one-twelfth
                                    times  2.00% of the  original  Pool  Balance
                                    plus (ii) the  result of  one-twelfth  times
                                    0.08% of the aggregate outstanding principal
                                    balance  of  the   Certificates  as  of  the
                                    Closing  Date.   As   additional   servicing
                                    compensation, the Servicer will also be entitled to certain late fees, prepayment charges and other administrative fees or similar charges. For so long as CPS is Servicer, a portion of the Servicing Fee, equal to the Standby Fee, will be payable to the Standby Servicer.

Optional Purchase.................. The Servicer may at its option  purchase all the  Receivables  as of the  last day of any
                                    month  on  or  after  which  the   aggregate
                                    principal  balance  of  the  Receivables  is
                                    equal  to 10% or less of the  Original  Pool
                                    Balance,  at a purchase  price  equal to the
                                    aggregate    principal    balance   of   the
                                    Receivables,  plus  accrued  interest at the
                                    respective    APRs;    provided   that   the
                                    Servicer's right to exercise such option will be subject to the prior approval of the Certificate Insurer if, after giving effect thereto, a claim under the Policy would occur or any amount owing to the Certificate Insurer or the holders of the Class A Certificates would remain unpaid.

Certain Legal Aspects of
the Receivables; Purchase
Obligations........................ In   connection   with   the   sale  of  the
                                    Receivables,   security   interests  in  the
                                    Financed  Vehicles  securing the Receivables
                                    will be assigned by the  Originators  to the
                                    Seller  pursuant to the Purchase  Agreements
                                    and by the Seller to the Trustee pursuant to
                                    the  Agreement.  Certain of the  Receivables
                                    (the "Affiliate Receivables"),  representing
                                    approximately [ ]% of
                                    the  aggregate   principal  balance  of  the
                                    Receivables as of the Cutoff Date, have been
                                    originated by Samco and Linc,  affiliates of
                                    CPS.  The   certificates  of  title  to  the
                                    Financed  Vehicles  securing the Receivables
                                    show  the   applicable   Originator  as  the
                                    lienholder. Due to the administrative burden
                                    and expense,  the  certificates  of title to
                                    the  Financed   Vehicles   (including  those
                                    securing the Affiliate Receivables) will not
                                    be  amended  or  re-issued  to  reflect  the
                                    assignment  thereof to the  Trustee.  In the
                                    absence of such an  amendment,  the  Trustee
                                    may not have a perfected  security  interest
                                    in  the  Financed   Vehicles   securing  the
                                    Receivables in some states.  The Seller will
                                    be obligated to purchase any Receivable sold
                                    to the Trust as to which there did not exist
                                    on the  Closing  Date a  perfected  security
                                    interest  in the name of the  Seller  in the
                                    Financed  Vehicle,  and the Servicer will be
                                    obligated to purchase any Receivable sold to
                                    the Trust as to which it failed to  maintain
                                    a perfected security interest in the name of
                                    CPS,  Samco or Linc in the Financed  Vehicle
                                    securing such  Receivable  (which  perfected
                                    security  interest has been assigned to, and
                                    is for the benefit of, the  Trustee)  if, in
                                    either  case,  such  breach  materially  and
                                    adversely affects the interest of the Trust,
                                    the  Trustee or the  Certificate  Insurer in
                                    such  Receivable  and  if  such  failure  or
                                    breach  is not  cured by the last day of the
                                    second (or, if CPS or the  Servicer,  as the
                                    case  may  be,  elects,   the  first)  month
                                    following  the discovery by or notice to CPS
                                    or the Servicer, as the case may be, of such
                                    breach.  To the extent the security interest
                                    of CPS,  Samco  or Linc  is  perfected,  the
                                    Trustee   will  have  a  prior   claim  over
                                    subsequent   purchasers   of  such  Financed
                                    Vehicle   and   holders   of    subsequently
                                    perfected security  interests.  However,  as
                                    against  liens  for  repairs  of a  Financed
                                    Vehicle or for unpaid storage charges or for
                                    taxes   unpaid   by  an   Obligor   under  a
                                    Receivable, or through fraud, forgery or negligence or error, CPS, Samco or Linc, and therefore the Trust could lose its prior perfected security interest in a Financed Vehicle. Neither CPS nor the Servicer will have any obligation to purchase a Receivable as to which a lien for repairs of a Financed Vehicle or for taxes unpaid by an Obligor under a Receivable result in losing the priority of the security interest in such Financed Vehicle after the Closing Date. See "Risk Factors--Certain Legal Aspects" in this Prospectus Supplement.

Book-Entry Certificates............ The    Certificates    initially   will   be
                                    represented  by  certificates  registered in
                                    the  name  of  Cede  & Co.  ("Cede")  as the
                                    nominee  of  The  Depository  Trust  Company
                                    ("DTC"),  and will only be  available in the
                                    form of  book-entries  on the records of DTC
                                    and participating members thereof. Persons
                                    acquiring  beneficial ownership interests in
                                    the  Certificates  may  elect to hold  their
                                    Certificates  through  DTC,  in  the  United
                                    States,  or Centrale de Livraison de Valeurs
                                    Mobilieres  S.A.  ("CEDEL") or the Euroclear
                                    System ("Euroclear"),  in Europe.  Transfers
                                    within DTC, CEDEL or Euroclear,  as the case
                                    may be, will be in accordance with the usual
                                    rules  and   operating   procedures  of  the
                                    relevant system. So long as the Certificates
                                    are    book-entry     Certificates,     such
                                    Certificates  will  be  evidenced  by one or
                                    more Certificates  registered in the name of
                                    Cede,  as the  nominee  of DTC or one of the
                                    relevant  depositories  (collectively,   the
                                    "European    Depositaries").     Crossmarket
                                    transfers  between persons holding  directly
                                    or indirectly  through DTC, on the one hand,
                                    and   counterparties   holding  directly  or
                                    indirectly  through CEDEL or  Euroclear,  on
                                    the other,  will be  effected in DTC through
                                    Chase   Manhattan   Bank,   N.A.  or  Morgan
                                    Guaranty  Trust  Company  of  New  York,  as
                                    depositories    of   CEDEL   or   Euroclear,
                                    respectively,  and each participating member
                                    of  DTC.   Certificates   representing   the
                                    Certificates  will be issued  in  definitive
                                    form only  under the  limited  circumstances
                                    described  herein.  All references herein to
                                    "holders"    of    the    Certificates    or
                                    "Certificateholders"   shall   reflect   the
                                    rights   of   beneficial   owners   of   the
                                    Certificates  ("Certificate Owners") as they
                                    may indirectly  exercise such rights through
                                    DTC  and   participating   members  thereof,
                                    except as otherwise  specified  herein.  See
                                    "Risk        Factors"        and        "The
                                    Certificates--Registration  of Certificates"
                                    in this  Prospectus  Supplement and "Certain
                                    Information           Regarding          the
                                    Certificates--Book-Entry   Registration"  in
                                    the Prospectus.

Tax Status......................... In the opinion of Mayer,  Brown & Platt,  as special tax counsel to the Seller, the Trust
                                    will be  classified  for federal  income tax
                                    purposes  as a  grantor  trust and not as an
                                    association   taxable   as  a   corporation.
                                    Certificateholders    must   report    their
                                    respective allocable shares of income earned
                                    on Trust  Assets  (other  than  any  amounts
                                    treated as "stripped  coupons") and, subject
                                    to   certain   limitations   applicable   to
                                    individuals,  estates and trusts, may deduct
                                    their   respective   allocable   shares   of
                                    reasonable servicing and other expenses. See
                                    "Certain Federal Income Tax Consequences" in
                                    this  Prospectus   Supplement.   Prospective
                                    investors  should note that no rulings  have
                                    been or will be  sought  from  the  Internal
                                    Revenue Service (the "Service") with respect
                                    to   any   of   the   federal   income   tax
                                    consequences   discussed   herein,   and  no
                                    assurance can be given that the Service will
                                    not take  contrary  positions.  See "Certain
                                    Federal  Income  Tax  Consequences"  in this
                                    Prospectus   Supplement   and  "Certain  Tax
                                    Considerations" in the Prospectus.

ERISA Considerations............... As   described    herein,    the   Class   A
                                    Certificates  may be  purchased  by employee
                                    benefit   plans  that  are  subject  to  the
                                    Employee  Retirement  Income Security Act of
                                    1974, as amended ("ERISA"). Any benefit plan fiduciary considering the purchase of Class A Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

                                    The Class B Certificates  may not be sold or
                                    transferred  to any  employee  benefit  plan
                                    under Section 3(3) of ERISA which is subject
                                    to Title I of ERISA or comparable provisions
                                    of  state  law,  or  Section   4975  of  the
                                    Internal  Revenue  Code of 1986,  as amended
                                    ("Code"),  or any  fund,  account  or  other
                                    entity  deemed  to hold  assets  of any such
                                    plan. Such plans,  funds,  accounts or other
                                    entities   will   herein  be   referred   to
                                    collectively as "Employee Plans".

                                    The foregoing restriction on Employee Plans,
                                    however,  for purposes of this offering will
                                    not apply to prevent the initial sale of the
                                    Class  B   Certificates   to  an   insurance
                                    company,  insurance  service,  or  insurance
                                    organization   that  is   qualified   to  do
                                    business in a state (an  "Insurer") and that
                                    purchases  Class B  Certificates  with funds
                                    held in one or more of its general accounts,
                                    provided  that certain  conditions  are met.
                                    None  of  the  Servicer,   the  Seller,  the
                                    Trustee, the Certificate Insurer, nor any of
                                    their   respective   affiliates   makes  any
                                    representations or express any opinion as to whether an Insurer constitutes an Employee Plan.

                                    Fiduciaries  of Employee  Plans are required
                                    to  discharge   their   duties,   including,
                                    without  limitation,  their  duty to  invest
                                    "plan  assets",   in  accordance   with  the
                                    fiduciary standards of ERISA. In addition, a
                                    fiduciary   may  not  engage  or  cause  the
                                    Employee  Plan to  engage  in a  "prohibited
                                    transaction"  under Section 406 of ERISA and
                                    Section  4975 of the Code.  If an Insurer is
                                    determined  to be  an  Employee  Plan  under
                                    ERISA or to be a fiduciary  with  respect to
                                    Employee Plan assets,  the purchase of Class
                                    B  Certificates  with "plan assets" would be
                                    subject  to  these  fiduciary  requirements.
                                    Insurers  contemplating  purchasing  Class B
                                    Certificates  should  consult  their counsel
                                    before   making  a   purchase.   See  "ERISA
                                    Considerations"     in    this    Prospectus
                                    Supplement.

Rating of the Certificate.......... It is a condition of issuance that the Class
                                    A  Certificates  be rated  "Aaa" by  Moody's
                                    Investors  Service,   Inc.  ("Moody's")  and
                                    "AAA" by Standard & Poor's  Rating  Services
                                    ("Standard  &  Poor's"  and  together   with
                                    Moody's,  the  "Rating  Agencies"),  on  the
                                    basis of the issuance of the Policy
                                    by  the  Certificate   Insurer.  A  security
                                    rating is not a recommendation to buy, sell or hold securities and may be revised or withdrawn at any time by the assigning Rating Agency.

                                  RISK FACTORS

         Prospective Certificateholders should consider the following factors, as well as those matters discussed in "Risk Factors" in the Prospectus, in connection with the purchase of the Certificates:

Subordination of Class B Certificates

         Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Accordingly, the Class A Certificates will, if necessary, receive the benefit of amounts otherwise due on the Class B Certificates as credit enhancement. See "The Certificates--Distributions on Certificates" in this Prospectus Supplement.

Sub-Prime Nature of Obligors; Servicing

         The Originators purchase loans originated for assignment to the Originators through automobile dealers, IFCs and Deposit Institutions (as defined herein). The Originators' customers are generally "sub-prime borrowers" who have marginal credit and fall into one of two categories: customers with moderate income, limited assets and other income characteristics which cause difficulty in borrowing from banks, captive finance companies of automakers or other traditional sources of auto loan financing; and customers with a derogatory credit record including a history of irregular employment, previous bankruptcy filings, repossessions of property, charged-off loans and garnishment of wages. The average interest rate charged by CPS to such "sub-prime" borrowers is generally higher than that charged by commercial banks, financing arms of automobile manufacturers and other traditional sources of consumer credit, which typically impose more stringent credit requirements. The payment experience on Receivables of Obligors with marginal credit is likely to be different than that on receivables of traditional auto financing sources and is likely to be more sensitive to changes in the economic climate in the areas in which such Obligors reside. As a result of the credit profile of the Obligors and the APRs of the Receivables, the historical credit loss and delinquency rates on the Receivables may be higher than those experienced by banks and the captive finance companies of the automobile manufacturers. In the event of a default under a Receivable, the only source of repayment may be liquidation proceeds from the related Financed Vehicle. The Financed Vehicles securing the Receivables will consist primarily of used vehicles which may not have a liquidation value sufficient to pay in full the amount financed by the related Receivable.

         The servicing of receivables of customers with marginal credit requires special skill and diligence. The Servicer believes that its credit loss and delinquency experience reflects in part its trained staff and collection procedures. If an Event of Default occurs and CPS is removed as Servicer, or, if CPS resigns or is terminated by the Certificate Insurer as Servicer, the Standby Servicer has agreed to assume the obligations of successor Servicer under the Agreement. See "The Certificates--Rights Upon Event of Default" in this Prospectus Supplement. There can be no assurance, however, that collections with respect to the Receivables will not be adversely affected by any change in Servicer. See "Standby Servicer" in this Prospectus Supplement.

         The Agreement provides that the rights and obligations of the Servicer terminate each March 31, June 30, October 31 and December 31, unless renewed by the Certificate Insurer for successive quarterly periods. The Certificate Insurer will agree to grant continuous renewals so long as (i) no Event of Default under the

Agreement has occurred and (ii) no event of default under the insurance and indemnity agreement among CPS, the Seller and the Certificate Insurer (the "Insurance Agreement") has occurred.

Limited Obligations of the Seller and CPS

         The Certificates are obligations of the Trust only, and neither the Seller nor any of the Originators is obligated to make any payments on the Certificates. In connection with each sale of Receivables by an Originator to the Seller, CPS will make representations and warranties with respect to the characteristics of such Receivables. In certain circumstances as set forth herein, CPS is required to repurchase Receivables with respect to which such representations or warranties are not true as of the date made. Neither CPS nor the Seller is otherwise obligated with respect to the Certificates. If CPS fails to repurchase any Receivable with respect to which it is in breach of a representation or warranty, the Seller will have no obligation to purchase such Receivable from the Trust.

Geographic Concentration

         As of the Cutoff Date, [ ]% of the Receivables by Principal Balance had Obligors residing in the State of California. Economic conditions in the State of California may affect the delinquency, loan loss and repossession experience of the Trust with respect to the Receivables. See "The Receivables Pool" in this Prospectus Supplement.

Ratings of the Certificates

         It is a condition to the issuance of the Class A Certificates that the Class A Certificates be rated "Aaa" by Moody's and "AAA" by Standard & Poor's. A rating is not a recommendation to purchase, hold or sell the Class A Certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The Rating Agencies do not evaluate, and the ratings do not address, the possibility that Certificateholders may receive a lower than anticipated yield. There is no assurance that a rating will remain for any given period of time or that a rating will not be lowered or withdrawn entirely by a Rating Agency if in its judgment circumstances in the future so warrant. The ratings of the Class A Certificates are based primarily on the rating of the Certificate Insurer. Upon an Certificate Insurer Default the rating on the Class A Certificates may be lowered or withdrawn entirely. In the event that any rating initially assigned to the Class A Certificates is subsequently lowered or withdrawn for any reason, including by reason of a downgrading of the Certificate Insurer, no person or entity will be obligated to provide any additional credit enhancement with respect to the Class A Certificates. Any reduction or withdrawal of a rating may have an adverse effect on the liquidity and market price of the Class A Certificates.

Limited Assets

         The Trust does not have, nor is it permitted or expected to have, any significant assets or sources of funds other than the Receivables and amounts on deposit in certain accounts held by the Trustee on behalf of the Certificateholders. The Certificates represent interests solely in the Trust and the Certificates will not be insured or guaranteed by the Seller, the Servicer, the Trustee or any other person or entity except as described in this Prospectus Supplement under "The Policy".

         Distributions of interest and principal on the Class A Certificates will be dependent primarily upon collections on the Receivables and amounts paid pursuant to the Policy. The Class B Certificateholders will not receive any distributions of interest or principal with respect to a Collection Period until the full amount of interest and principal on the Class A Certificates relating to such Collection Period and any related Class A Interest and Principal Carryover Shortfall has been funded. See "The Certificates--Distributions on Certificates" in this Prospectus Supplement.

Delinquency and Loan Loss Experience

         CPS began purchasing Contracts from Dealers in October 1991. Although CPS has calculated and presented herein its net loss experience with respect to its servicing portfolio, there can be no assurance that the information presented will reflect actual experience with respect to the Receivables. In addition, there can be no assurance that the future delinquency or loan loss experience of the Trust with respect to the Receivables will be better or worse than that set forth herein with respect to CPS's servicing portfolio. See "CPS's Automobile Contract Portfolio--Delinquency and Loss Experience" in this Prospectus Supplement. Although credit history on Samco's and Linc's originations is limited, CPS expects that the delinquency and net credit loss and repossession experience with respect to the Receivables originated by Samco and Linc will be similar to that of CPS's existing portfolio.

                             FORMATION OF THE TRUST

         The Seller and CPS will establish the Trust by selling and assigning the Receivables and the other Trust Assets (other than the Policy) to the Trustee in exchange for the Certificates. Prior to such sale and assignment, the Trust will have no assets or obligations or any operating history. The Trust will not engage in any business. The Trust will hold the Receivables, issue the Certificates and distribute payments on the Certificates.

         The Servicer will  initially  service the  Receivables  pursuant to the
Agreement and will be compensated for acting as the Servicer. See "The Certificates - Servicing Compensation" in this Prospectus Supplement. The Trustee will be appointed custodian for the Receivables and the certificates of title relating to the Financed Vehicles, and the Receivables and such certificates of title will be delivered to and held in physical custody by the Trustee. However, the Receivables will not be marked or stamped to indicate that they have been sold to the Trust, and the certificates of title of the Financed Vehicles will not be endorsed or otherwise amended to identify the Trust as the new secured party. In the absence of amendments to the certificates of title, the Trustee may not have perfected security interests in the Financed Vehicles securing the Receivables originated in some states. See "Certain Legal Aspects of the Receivables" in the Prospectus.

         The Trust will not acquire any assets other than the Trust Assets, and it is not anticipated that the Trust will have any need for additional capital resources. Because the Trust will have no operating history upon its establishment and will not engage in any business other than acquiring and holding the Trust Assets, issuing the Certificates and distributing payments on the Certificates, no historical or pro forma financial statements or ratios of earnings to fixed charges with respect to the Trust have been included herein.

         The Seller also will take such steps as are necessary for the Certificate Insurer to issue the Policy to the Trustee for the benefit of the Class A Certificateholders. In the event of an Certificate Insurer Default, the Class A Certificateholders must rely on amounts, if any, available in the Spread Account, the amount otherwise due on the Class B Certificates, the Obligors on the Receivables, and the proceeds from the repossession and sale of Financed Vehicles which secure defaulted Receivables. In such event, certain factors, such as the Trustee's not having perfected security interests in some of the Financed Vehicles, may affect the Trust's ability to realize on the collateral securing the Receivables and thus may reduce the proceeds to be distributed to Class A Certificateholders on a current basis. See "Certain Legal Aspects of the Receivables" in the Prospectus.


                                THE TRUST ASSETS

         Each Certificate will represent a fractional undivided interest in the Trust, other than interest received by the Trust in excess of the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable. The Trust Assets include retail installment sale contracts between dealers (the "Dealers"), IFCs or Deposit Institutions (as defined herein) in new and used automobiles, light trucks, vans and minivans and retail purchasers (the "Obligors") and, with respect to Rule of 78's Receivables, certain monies due thereunder after the Cutoff Date, and, with respect to Simple Interest Receivables, certain monies received thereunder after the Cutoff Date. The Receivables were originated by the Dealers, IFCs or Deposit Institutions for assignment to CPS, Samco or Linc. Pursuant to agreements between the Dealers and CPS ("Dealer Agreements") or between the IFCs or Deposit Institutions and an Affiliated Originator, the Receivables were purchased by CPS, Samco or Linc and, prior to the Closing Date, evidenced financing made available by CPS, Samco or Linc to the Obligors. The Trust Assets also include (i) such amounts as from time to time may be held in one or more trust accounts established and maintained by the Trustee pursuant to the Agreement, as described below; see "The Certificates - Accounts"; (ii) the rights of the Seller under the Purchase Agreement; (iii) security interests in the Financed Vehicles; (iv) the rights of the Seller to receive any proceeds with respect to the Receivables from claims on physical damage, credit life and credit accident and health insurance policies covering the Financed Vehicles or the Obligors, as the case may be; (v) the rights of the Seller to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the Financed Vehicles or Obligors, as the case may be; and (vi) any and all proceeds of the foregoing. The Trust Assets also will include the Policy for the benefit of the Class A Certificateholders. The Payahead Account will be maintained with the Trustee for the benefit of the Obligors, but will not be part of the Trust.


                       CPS'S AUTOMOBILE CONTRACT PORTFOLIO

General

         CPS was incorporated in the State of California on March 8, 1991. CPS and its subsidiaries engage primarily in the business of purchasing, selling and servicing retail automobile installment sales contracts ("Contracts") originated by Dealers located primarily in California, Florida, Pennsylvania, Texas, Illinois and Nevada. CPS specializes in Contracts with borrowers ("Sub-Prime Borrowers") who generally would not be expected to qualify for traditional financing such as that provided by commercial banks or automobile manufacturers' captive finance companies. Sub-Prime Borrowers generally have limited credit history, lower than average income or past credit problems.

         On May 31,  1991,  CPS  acquired  100% of the  stock  of G&A  Financial
Services, Inc., a consumer loan servicing company, whose assets consisted primarily of servicing contracts with respect to loan portfolios owned by third parties. G&A Financial Services, Inc. has subsequently been dissolved. On September 1, 1991, CPS was engaged to act as a servicer for loan portfolios aggregating $16.5 million by two companies who had purchased such portfolios from the Resolution Trust Corp. As of December 31, 1994, CPS had terminated all such third-party servicing arrangements. On October 1, 1991, CPS began its program of purchasing Contracts from Dealers and selling them to institutional investors. Through December 31, 1997, CPS had purchased $1.4 billion of
Contracts from Dealers and sold $1.3 billion of Contracts to institutional investors. CPS continues to service all of the Contracts it has purchased, including those it has re-sold.

         CPS has relationships and is party to Dealer Agreements with over [3,100] dealerships located in [42] states of the United States. CPS purchases Contracts from Dealers at a fee ranging from $0 to $1,195 of the total amount financed under the Contracts. A Dealer Agreement does not obligate a Dealer to submit Contracts for purchase by CPS, nor does it obligate CPS to purchase Contracts offered by the Dealers.

         CPS purchases Contracts from Dealers with the intent to resell them. CPS also purchases Contracts from third parties that have been originated by others. Prior to the issuance of the Certificates, Contracts have been sold to institutional investors either as bulk sales or as private placements of securities collateralized by the Contracts. Purchasers of the Contracts receive a pass- through rate of interest set at the time of the sale, and CPS receives a base servicing fee for its duties relating to the accounting for and collection of the Contracts. In addition, CPS is entitled to certain excess servicing fees that represent collections on the Contracts, such as certain late fees, prepayment charges and other administrative fees and similar charges, in excess of those required to pay principal and interest due to the investor and the base servicing fee to CPS. Generally, CPS sells the Contracts to such institutional investors at face value and without recourse except that the representations and warranties made to CPS by the Dealers are similarly made to the investors by CPS. CPS has some credit risk with respect to the excess servicing fees it receives in connection with the sale of Contracts to investors and its continued servicing function since the receipt by CPS of such excess servicing fees is dependent upon the credit performance of the Contracts.

         The principal executive offices of CPS are located at 2 Ada, Irvine, California 92618. CPS's telephone number is (714) 753-6800.

         Samco employees call on IFCs primarily in the southeastern United States and present them with financing programs that are essentially identical to those which CPS markets directly to Dealers through its marketing representatives. CPS believes that a typical rural IFC has relationships with many local automobile purchasers as well as Dealers but, because of limitations of financial resources or capital structure, such IFCs generally are unable to provide 36, 48 or 60 month financing for an automobile. IFCs may offer Samco's financing programs to borrowers directly or indirectly through local dealers. Samco purchases contracts from the IFCs after its credit personnel have performed all of the same underwriting and verification procedures and have applied all the same credit criteria that CPS performs and applies for Contracts that CPS purchases from Dealers. Samco purchases Contracts at a discount ranging from 0% to 8% of the total amount financed under such Contracts. In addition, Samco generally charges IFCs an acquisition fee to defray the direct administrative costs associated with the processing of Contracts that are ultimately purchased by Samco. Servicing and collection procedures on Contracts owned by Samco are performed by CPS at its headquarters in Irvine, California. For the year ended December 31, 1997, Samco purchased 2,306 Contracts with original balances of $26.2 million.

         In May 1996, CPS formed Linc, an 80 percent-owned subsidiary based in Norwalk, Connecticut. Linc's business plan is to provide CPS's sub-prime auto finance products to deposit institutions such as banks, thrifts and credit unions ("Deposit Institutions"). CPS believes that such Deposit Institutions do not generally make loans to sub-prime borrowers even though they may have relationships with automobile dealers who sell vehicles to sub-prime borrowers and may have sub-prime borrowers as deposit customers.

         Linc's employees call on various Deposit Institutions and present them with a financing program that is similar to CPS's Alpha Program (as defined below). The Linc program is intended to result in a slightly more creditworthy borrower than CPS's Standard Program by requiring slightly higher income and lower debt-to-income ratios than CPS requires under its Standard Program. Linc's customers may offer its financing program to borrowers directly or to local Dealers. Linc typically purchases Contracts at par, without a fee to the Deposit Institution. Servicing and collection procedures on Contracts are performed entirely by CPS using the same personnel, procedures and systems as CPS uses for its own programs. For the year ended December 31, 1997, Linc purchased 678 Contracts with original balances of $8.9 million.

Underwriting

         CPS markets its services to Dealers under five programs: the CPS standard program (the "Standard Program"), the CPS First Time Buyer Program (the "First Time Buyer Program"), the CPS Alpha Program (the "Alpha Program") the CPS Delta Program (the "Delta Program") and the CPS Super Alpha Program (the "Super Alpha Program"). CPS applies underwriting standards in purchasing loans on new and used vehicles from Dealers based upon the particular program under which the loan was submitted for purchase. The Alpha Program guidelines are designed to accommodate applicants who meet all the requirements of the Standard Program and exceed such requirements in respect of job stability, residence stability, income level or the nature of the credit history. The Delta Program guidelines are designed to accommodate applicants who may not meet all of the requirements of the Standard Program but who are deemed by CPS to be generally as creditworthy as Standard Program applicants. The First Time Buyer Program guidelines are designed to accommodate applicants who have not previously financed an automobile; such applicants must meet all the requirements of the Standard Program, as well as slightly higher income and down payment requirements. The Super Alpha Program guidelines are more stringent than any other CPS program in categories such as advance rate, age of collateral, credit history and stability. CPS uses the degree of the applicant's creditworthiness and the collateral value of the financed vehicle as the basic criteria in determining whether to purchase an installment sales contract from a Dealer. Each credit application provides current information regarding the applicant's employment and residence history, bank account information, debts, credit references, and other factors that bear on an applicant's creditworthiness. Upon receiving from the Dealer the completed application of a prospective purchaser and a one-page Dealer summary of the proposed financing, generally by facsimile copy, CPS obtains a credit report compiling credit information on the applicant from three credit bureaus. The credit report summarizes the applicant's credit history and paying habits, including such information as open accounts, delinquent payments, bankruptcy, repossessions, lawsuits and judgments. At this point a CPS loan officer will review the credit application, Dealer summary and credit report and will either conditionally approve or reject the application. Such conditional approval or rejection by the loan officer usually occurs within one business day of receipt of the credit application. The loan officer determines the conditions to his or her approval of a credit application based on many factors such as the applicant's residential situation, downpayment, and collateral value with regard to the loan, employment history, monthly income level, household debt ratio and the applicant's credit history. Based on the stipulations of the loan officer, the Dealer and the applicant compile a more complete application package which is forwarded to CPS and reviewed by a processor for deficiencies. As part of this review, references are checked, direct calls are made to the applicant and employment income and residence verification is done. Upon the completion of his or her review, the processor forwards the application package to an underwriter for further review. The underwriter will confirm the satisfaction of any remaining deficiencies in the application package. Finally, before the loan is funded, the application package is checked for deficiencies again by a loan review officer. CPS conditionally approves approximately 50% of the credit applications it receives and ultimately purchases approximately 11% of the received applications.

         CPS has purchased portfolios of Contracts in bulk from other companies that had previously purchased the Contracts from Dealers. From July 1, 1994 to July 31, 1995, CPS made four such bulk purchases aggregating approximately $22.9 million. In considering bulk purchases, CPS carefully evaluates the credit profile and payment history of each portfolio and negotiates the purchase price accordingly. The credit profiles of the Contracts in each of the portfolios purchased are consistent with the underwriting standards used by CPS in its normal course of business. Bulk purchases were made at a purchase price approximately equal to a 7.0% discount from the aggregate principal balance of the Contracts. CPS has not purchased any portfolios of Contracts in bulk since July 31, 1995, but may consider doing so in the future.

         Generally, the amount funded by CPS will not exceed, in the case of new cars, 110% of the dealer invoice plus taxes, license fees, insurance and the cost of the service contract, and in the case of used cars, 115% of the value quoted in industry-accepted used car guides (such as the Kelley Wholesale Blue
Book) plus the same additions as are allowed for new cars. The maximum amount that will be financed on any vehicle generally will not exceed $25,000. The maximum term of the Contract depends primarily on the age of the vehicle and its mileage. Vehicles having in excess of 80,000 miles will not be financed.

         The minimum downpayment required on the purchase of a vehicle is generally 10% to 15% of the purchase price. The downpayment may be made in cash, and/or with a trade-in car and, if available, a proven manufacturer's rebate. The cash and trade-in value must equal at least 50% of the minimum downpayment required, with the proven manufacturer's rebate constituting the remainder of the downpayment. CPS believes that the relatively high downpayment requirement will result in higher collateral values as a percentage of the amount financed and the selection of buyers with stronger commitment to the vehicle.

         Prior to purchasing any Contract, CPS verifies that the Obligor has arranged for casualty insurance by reviewing documentary evidence of the policy or by contacting the insurance company or agent. The policy must indicate that CPS is the lien holder and loss payee. The insurance company's name and policy expiration date are recorded in CPS' computerized system for ongoing monitoring.

         As loss payee, CPS receives all correspondence relevant to renewals or cancellations on the policy. Information from all such correspondence is updated to the computerized records. In the event that a policy reaches its expiration date without a renewal, or if CPS receives a notice that the policy has been cancelled prior to its expiration date, a letter is generated to advise the borrower of its obligation to continue to provide insurance. If no action is taken by the borrower to insure the vehicle, two successive and more forceful letters are generated, after which the collection department will contact the borrower telephonically to further counsel the borrower, including possibly advising them that CPS has the right to repossess the vehicle if the borrower refuses to obtain insurance. Although it has the right, CPS rarely repossesses vehicles in such circumstances. In addition, CPS does not force place a policy and add the premium to the borrower's outstanding obligation, although it also has the right to do so. Rather in such circumstances the account is flagged as not having insurance and continuing efforts are made to get the Obligor to comply with the insurance requirement in the Contract. CPS believes that handling non-compliance with insurance requirements in this manner ultimately results in better portfolio performance because it believes that the increased monthly payment obligation of the borrower which would result from force placing insurance and adding the premium to the borrower's outstanding obligation would increase the likelihood of delinquency or default by such borrower on future monthly payments.

         Samco offers financing programs to IFCs which are essentially identical to those offered by CPS. The IFCs may offer Samco's financing programs to borrowers directly or indirectly through local Dealers. Upon submission of applications to Samco, Samco credit personnel, who have been trained by CPS, use CPS's proprietary systems to evaluate the borrower and the proposed Contract terms. Samco purchases Contracts from the IFC after its credit personnel have performed all of the underwriting and verification procedures and have applied all the same credit criteria that CPS performs and applies for Contracts it purchases from Dealers. Prior to CPS purchasing a Contract from Samco, CPS personnel perform procedures intended to verify that such Contract has been underwritten and originated in conformity with the requirements applied by CPS with respect to Contracts acquired by it directly from Dealers.

         Linc offers to Deposit Institutions financing programs which are similar to CPS's Alpha Program. Unlike Samco, which has employees who evaluate applications and make decisions to purchase Contracts, applications for Contracts to be purchased by Linc are submitted by the Deposit Institution directly to CPS, where the approval, underwriting and purchase procedures are performed by CPS staff who work with Linc as well as with the Dealers to which CPS markets its programs.

Servicing and Collections

         CPS's servicing activities, both with respect to portfolios of Contracts sold by it to investors and with respect to portfolios of loans owned or originated by third parties, consist of collecting, accounting for and posting of all payments received with respect to such Contracts or loans, responding to borrower inquiries, taking steps to maintain the security interest granted in the Financed Vehicle or other collateral, investigating delinquencies, communicating with the borrower, repossessing and liquidating collateral when necessary, and generally monitoring each Contract or loan and related collateral. CPS maintains sophisticated data processing and management information systems to support its Contract and loan servicing activities.

         Upon the sale of a portfolio of Contracts to an investor, or upon the engagement of CPS by a loan portfolio owner for CPS's services, CPS mails to borrowers monthly billing statements directing them to mail payments on the Contracts or loans to a lock-box account which is unique for each investor or portfolio owner. CPS engages an independent lock-box processing agent to retrieve and process payments received in the lock-box account. This results in a daily deposit to the investor or portfolio owner's account of the day's lock-box account receipts and a simultaneous electronic data transfer to CPS of the borrower payment data for posting to CPS's computerized records. Pursuant to the various servicing agreements with each investor or portfolio owner, CPS is required to deliver monthly reports reflecting all transaction activity with respect to the Contracts or loans.

         If an account becomes six days past due, CPS's collection staff typically attempts to contact the borrower with the aid of a high-penetration auto-dialing computer. A collection officer tries to establish contact with the customer and obtain a promise by the customer to make the overdue payment within seven days. If payment is not received by the end of such seven-day period, the customer is called again through the auto dialer system and the collection officer attempts to elicit a second promise to make the overdue payment within seven days. If a second promise to make the overdue payment is not satisfied, the account automatically is referred to a supervisor for further action. In most cases, if payment is not received by the tenth day after the due date, a late fee of approximately 5% of the delinquent payment is imposed. If the customer cannot be reached by a collection officer, a letter is automatically generated and the customer's references are contacted. Field agents (who are independent contractors) often make calls on customers who are unreachable or whose payment is thirty days or more delinquent. A decision to repossess the vehicle is generally made after 30 to 90 days of delinquency or three unfulfilled promises to make the overdue payment. Other than granting such limited extensions as are described under the heading "The Certificates--Servicing Procedures", CPS does not modify or rewrite delinquent Contracts.

         On April 1, 1997 CPS established a satellite collection facility in Chesapeake, Virginia. The 16,000 square foot facility was opened with 35 staff dedicated solely to collections. As of December 31, 1997 the Chesapeake facility had more than 100 collectors. The Chesapeake facility is on-line with CPS's automated collection system at its headquarters in Irvine, California. Chesapeake staff have been trained by Irvine collection management personnel at both the Chesapeake facility and at CPS's headquarters. Irvine collection management has the ability to allocate the collection workload between the two facilities as well as monitor the effectiveness of the collection effort by office and individual collector. CPS expects to add resources to both collection locations as its servicing portfolio grows.

         Servicing and collection procedures on Contracts owned by Samco and Linc and are performed by CPS at its headquarters in Irvine, California and at its Chesapeake, Virginia collection facility. However, Samco may solicit aid from the related IFC in collecting past due accounts with respect to which repossession may be considered.

Delinquency and Loss Experience

         Set forth on the following page is certain information concerning the experience of CPS pertaining to retail new and used automobile, light truck, van and minivan receivables, including those previously sold, which CPS continues to service. Loans were first originated under the Delta Program in August 1994 and under the Alpha Program in April 1995. CPS has found that the delinquency and net credit loss and repossession experience with respect to the Delta Program is comparable to that under its Standard Program. CPS has found that the delinquency and net credit loss and repossession experience with respect to the Alpha Program is somewhat lower than that experienced under the Standard Program. CPS has purchased Contracts representing financing for first-time purchasers of automobiles since the inception of its Contract purchasing activities in 1991. Prior to the establishment of the First Time Buyer Program in July 1996, CPS purchased such Contracts under its Standard Program guidelines. CPS expects that the delinquency and net credit loss and repossession experience with respect to loans originated under the First Time Buyer Program will be similar to that under the Standard Program. Contracts were first originated under the Super Alpha Program in [ ]. CPS has found that the delinquency and net credit loss and repossession experience with respect to the Super Alpha Program is [somewhat lower than that experienced under the Standard Program]. CPS began servicing Contracts originated by Samco in March 1996 and Linc in November 1996. Although credit history on Samco's and Linc's originations is limited, CPS expects that the delinquency and net credit loss and repossession experience with respect to the Receivables originated by Samco and Linc will be similar to that of CPS's existing portfolio. There can be no assurance, however, that the delinquency and net credit loss and repossession experience on the Receivables or any other isolated group of receivables from the CPS portfolio would be comparable to CPS's experience as shown in the following tables. In particular, the information in the tables has not been adjusted to eliminate the effect of the significant growth in the size of CPS's loan portfolio during the periods shown.

                                        Consumer Portfolio Services, Inc.
                                              Delinquency Experience



                                        December 31, 1994                 December 31, 1995                    December 31, 1996
                                  ---------------------------        --------------------------           --------------------------

                                  Number of         Amount           Number of           Amount           Number of           Amount
                                  ---------         ------           ----------          ------           ----------          ------
                                    Loans                               Loans                                Loans
                                    -----                               -----                                -----
Portfolio(1)
                                     14,235     $203,879,000           27,113     $355,965,000           47,187        $604,092,000
Period of
Delinquency(2)

           31-60
                                        243        3,539,000              909       11,520,000            1,801          22,099,000

           61-90
                                         68        1,091,000              203        2,654,000              724           9,068,000

           91+
                                         56          876,000              272        3,899,000              768           9,906,000

                                  -------------------------------------------------------------------------------------------------
Total
Delinquencies                           367        5,506,000            1,384       18,073,000            3,293          41,073,000



Amount in
Repossession(3)                         271        3,759,000              834       10,151,000            1,168          14,563,000



Total                             --------------------------------------------------------------------------------------------------
Delinquencies                           638       $9,265,000            2,218      $28,224,000            4,461         $55,636,000
and Amount in
Repossession(4)

                                  =================================================================================================

Delinquencies
as a Percent                          2.58%            2.70%            5.10%            5.08%            6.98%               6.80%
of the Portfolio



Repo Inventory
as a Percent                          1.90%            1.84%            3.08%            2.85%            2.48%               2.41%
of the Portfolio



Total
Delinquencies                         4.48%            4.54%            8.18%            7.93%            9.45%               9.21%
and Amount in
Repossession
as a Percent
of Portfolio



(1) All amounts and percentages are based on the full amount remaining to be repaid on each Contract, including, for Rule of 78s Contracts, any unearned finance charges. The information in the table represents all Contracts originated by CPS including sold Contracts CPS continues to service.

(2) CPS considers a Contract delinquent when an obligor fails to make at least 90% of a contractually due payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.

(3) Amount in Repossession represents Financed Vehicles which have been repossessed but not yet liquidated.

(4) Amounts shown do not include Contracts which are less than 31 days delinquent.

                                        Consumer Portfolio Services, Inc.
                                              Delinquency Experience


                                                 December 31, 1997
                                  ----------------------------------------------

                                        Number of                  Amount
                                        ----------                 ------
                                           Loans
                                           -----

Portfolio(1)                               83,414             1,031,573,000

Period of
Delinquency(2)

           31-60                            3,092                36,609,000


           61-90                            1,243                15,303,000


           91+                              1,393                17,868,000

                                  ----------------------------------------------

Total                                       5,728                69,781,000
Delinquencies



Amount in                                   1,977                24,463,000
Repossession(3)


                                  ----------------------------------------------
Total                                       7,705                94,244,000
Delinquencies
and Amount in
Repossession(4)
                                  ==============================================



Delinquencies                                6.87%                    6.76%
as a Percent
of the Portfolio



Repo Inventory                               2.37%                    2.37%
as a Percent
of the Portfolio



Total                                        9.24%                    9.14%
Delinquencies
and Amount in
Repossession
as a Percent
of Portfolio


                                      S-30 (Table continued)

                                                  Consumer Portfolio Services, Inc.
                                               Net Credit Loss/Repossession Experience



                                                     Year Ended           Year Ended             Year Ended          Year Ended
                                                     December 31,         December 31,          December 31,         December 31,
                                                         1994                 1995                  1996                 1997
                                                     ------------         ------------          ------------         ------------

Average Amount Outstanding                          $  98,916,991        $ 221,926,489         $ 395,404,669        $ 703,100,136
During the Period (1)

Average Number of Loans                                     9,171               20,809                36,998               65,189
Outstanding During the Period

Number of Repossessions                                       669                2,018                 3,145                6,007

Gross Charge-Offs (2)                               $   3,166,408        $  11,658,461         $  23,296,775        $  46,649,521

Recoveries (3)                                      $     347,519        $   1,028,378         $   2,969,143        $   5,534,823

Net Losses                                          $   2,818,889        $  10,630,083         $  20,327,632        $  41,114,698

Annualized Repossessions as a                                7.29%                9.70%                 8.50%               9.21%
Percentage of Average Number of
Loans Outstanding

Annualized Net Losses as a                                   2.85%                4.79%                 5.14%               5.85%
Percentage of Average Amount
Outstanding


(1) All amounts and percentages are based on the principal amount scheduled to be paid on each Contract. The information in the table represents all Contracts originated by CPS including sold Contracts which CPS continues to service.

(2) Amount charged off includes the remaining principal balance, after the application of the net proceeds from the liquidation of the vehicle, excluding accrued and unpaid interest.

(3) Recoveries are reflected in the period in which they are realized and may pertain to charge offs from prior periods.


Recent Developments

         On June 30, 1997, CPS was served with summons and counterclaim in the bankruptcy court for the Northern District of Illinois in connection with the Chapter 13 bankruptcy of obligors Madeline and Darryl Brownlee of Chicago, Illinois. The obligors seek class-action treatment of their allegation that the cost of an extended service contract on the automobile they purchased was inadequately disclosed by Joe Cotton Ford of Carol Stream, Illinois, the automobile dealer who sold them their car. The disclosure is alleged to be violative of the Federal Truth in Lending Act and of Illinois consumer protection statutes. The obligors' claim is directed against both the dealer for making the allegedly improper disclosures and against CPS as holder of the purchase contract. The relief sought is damages in an unspecified amount, plus costs of suit and attorney's fees. The court has not yet ruled on the obligors' request for class-action treatment.

         In another proceeding, arising out of efforts to collect a deficiency balance from Joseph Barrios of Chicago, Illinois, the debtor has brought suit against CPS alleging defects in the notice given upon repossession of the vehicle. This lawsuit was filed on February 18, 1998 in the circuit court of Cook County, Illinois. Barrios, represented by the same law firm as the Brownlee obligors, seeks class-action treatment of his allegation that notice of a fifteen day period to reinstate his Contract was misleading, in that it did not refer to an alleged right to redeem collateral up to the date of sale. The relief sought is damages in an unspecified amount, plus costs of suit and attorney's fees. As of the date of this Prospectus Supplement, CPS has not been required to respond to this litigation and has not yet done so.

         Although the receivables relating to the above litigation matters are not included in the Trust, if the request for class action status is granted in either case, Receivables in the Trust could become subject to the litigation. Furthermore, the existence of such litigation, or an adverse decision in such litigation, could encourage similar actions to be brought involving Receivables in the Trust. If an Obligor has a claim against the Trust as a result of a violation of law relating to a Receivable and such claim materially and adversely affects the Trust's interest in such Receivable, such a violation would constitute a breach of the representations and warranties of CPS and would create an obligation of CPS to repurchase such Receivable unless the breach is cured. In addition, CPS will be required to indemnify the Trustee, the Certificate Insurer, the Trust and the Certificateholders against all costs, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel which may be asserted against or incurred by any of them as a result of a third-party claim arising out of events or facts giving rise to such breach. See "The Certificates--Sale and Assignment of Receivables" herein.

         CPS intends to dispute the above-described litigation vigorously and believes that it has meritorious defenses to each claim made by those obligors. Nevertheless, the outcome of any litigation is uncertain, and there is the possibility that damages could be assessed against CPS in amounts that could be material. It is management's opinion that the above-described litigation will not have a material adverse effect on CPS's consolidated financial position, results of operations or liquidity.


                              THE RECEIVABLES POOL

         The pool of Receivables existing as of the Cutoff Date consists of Contracts selected from CPS's portfolio by several criteria, including the following: each Receivable was originated, based on the billing address of the Obligors, in the United States, has an original term of not more than 60 months, provides for level monthly payments which fully amortize the amount financed over the original term (except for the last payment, which may be different from the level payment for various reasons, including late or early payments during the term of the Contract), has a remaining maturity of [ ] months or less as of the Cutoff Date, has an outstanding principal balance of not more than $[ ], is not more than 30 days past due as of the Cutoff Date and has an annual percentage rate ("APR") of not less than [ ]%. On the Cutoff Date, as of the date of each Obligor's application for the loan from which the related Receivable arises, each Obligor (i) did not have any material past due credit obligations or any repossessions or garnishments of property within one year prior to the date of application, unless such amounts have been repaid or discharged through bankruptcy, (ii) was not the subject of any bankruptcy or insolvency proceeding that is not discharged, and (iii) had not been the subject of more than one bankruptcy proceeding. As of the Cutoff Date, the latest scheduled maturity of any Receivable is not later than [ ], 200[ ].

         As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables Pool, constituting [ ]% of the number of Contracts, represents financing of used vehicles; the remainder of the Receivables Pool represents financing of new vehicles. As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the Delta Program, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the Alpha Program, approximately [ ]% of the aggregate principal balance of the Receivables were originated under the First Time Buyer Program, approximately [ ]% of the aggregate principal balance of the Receivables represent financing under the Standard Program and approximately [ ]% of aggregate principal balance of the Receivables represent financing under the Super Alpha Program. As of the Cutoff Date, approximately [ ]% of the aggregate principal balance of the Receivables were Samco Receivables and [ ]% of the aggregate principal balance of the Receivables were Linc Receivables. The composition, geographic distribution, distribution by APR, and distribution by remaining term of the Receivables as of the Cutoff Date are set forth in the following tables.

                                  Composition of the Receivables as of the Cutoff Date


                              Aggregate           Number of             Average                Weighted                Weighted
 Weighted Average APR         Principal          Receivables           Principal               Average                  Average
    of Receivables             Balance             in Pool              Balance             Remaining Term           Original Term
    --------------             -------             -------              -------             --------------           -------------

         [ ]%                   $[ ]                 [ ]                  $[ ]                 [ ] mos.                [ ] mos.




                         Geographic Distribution of the Receivables as of the Cutoff Date

                                                                                                                         Percent of
                                                          Percent of                       Aggregate                      Aggregate
                               Number of                  Number of                        Principal                      Principal
State(1)                      Receivables                Receivables                        Balance                        Balance
--------                      -----------                -----------                        -------                        -------












All Others(2)

                              -----------                -----------                      -----------                     ----------

TOTAL                                                      100.00%(3)                                                     100.00%(3)
                                                           ======                                                         ======

-------------------------

(1)  Based on billing address of Obligor.

(2) No other state represents a percent of the Aggregate Principal Balance as of the Cutoff Date in excess of one percent.

(3)  Percentages may not add up to 100% because of rounding.



                              Distribution of the Receivables by APR as of the Cutoff Date



                                                         Percent of                                                  Percent of
APR                            Number of                  Number of                     Aggregate                    Aggregate
Range                         Receivables                Receivables                Principal Balance            Principal Balance
-----                         -----------                -----------                -----------------            -----------------


15.00% to
15.99%

16.00% to
16.99%

17.00% to
17.99%

18.00% to
18.99%

19.00% to
19.99%

20.00% to
20.99%

21.00% to
21.99%

22.00% to
22.99%

23.00% to
23.99%

24.00% to
24.99%

25.00% to
25.99%

26.00% and                ----------------         ----------------               ----------------             ----------------
over

TOTAL                                                    100.00%(1)                                                  100.00%(1)
                                                         ======                                                      ======


-------------

(1)   Percentages may not add up to 100% because of rounding.

                                                                                                                     Percent of
   Remaining Term to                                        Percent                                                  Aggregate
       Scheduled                  Number of              of Number of                  Aggregate                     Principal
       Maturity                  Receivables              Receivables              Principal Balance                  Balance
       --------                  -----------              -----------              -----------------                  -------

16-20 months

21-25 months

26-30 months

31-35 months

36-40 months

41-45 months

46-50 months

51-55 months

56-60 months                     ------------             ----------               --------------                    ----------

TOTAL                                                      100.00%(1)                                                 100.00%(1)
                                                           ======                                                     ======



---------------

(1)   Percentages may not add up to 100% because of rounding.



                Distribution of Receivables by Model Year of Financed Vehicle as of the Cutoff Date




                                                       Percent of                                       Percent of
                                Number of               Number of               Aggregate               Aggregate
      Model Year               Receivables             Receivables          Principal Balance      Principal Balance
-----------------------  ---------------------  -----------------------  -----------------------  -----------------------


     Prior to 1990
         1990
         1991
         1992
         1993
         1994
         1995
         1996
         1997
         1998

-----------------------  ---------------------  -----------------------  -----------------------  -----------------------
TOTAL                                                   100.00%(1)                                        100.00%
                                                      ============                                      ============



---------------------
(1)      Percentages may not add up to 100% because of rounding.




                  Distribution of Receivables by Original Principal Balance as of the Cutoff Date





   Range of Original                                   Percent of                                       Percent of
       Principal                Number of               Number of               Aggregate               Aggregate
       Balances                Receivables             Receivables          Principal Balance      Principal Balance
-----------------------  ---------------------  -----------------------  -----------------------  -----------------------

      $0 - 4,999
   5,000 - 9,999
 10,000 - 14,999
 15,000 - 19,999
 20,000 - 24,999
25,000 and above
-----------------------  ---------------------  -----------------------  -----------------------  -----------------------

TOTAL                                                   100.00%(1)                                        100.00%(1)
                                                      ============                                      ============



---------------------

(1)      Percentages may not add up to 100% because of rounding.



         As of the Cutoff Date, approximately [ ]% of the Receivables in the Receivables Pool provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method, similar to the "Rule of 78's" ("Rule of 78's Receivables") and, approximately [ ]% of the Receivables in the Receivables Pool in the Trust provide for allocation of payments according to the "simple interest" method ("Simple Interest Receivables"). A Simple Interest Receivable provides for the amortization of the amount financed under the Receivable over a series of fixed level monthly payments. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Receivable multiplied by the stated APR and further multiplied by the period elapsed (as a fraction of a calendar year) since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an Obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an Obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the Obligor pays a fixed monthly installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance.

         In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78's Receivable, under the terms of the contract, a "refund" or "rebate" will be made to the Obligor of the portion of the total amount of payments then due and payable under the contract allocable to "unearned" add-on interest, calculated in accordance with a method equivalent to the Rule of 78's. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the Obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78's Receivable generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

         The Trust will account for the Rule of 78's Receivables as if such Receivables provided for amortization of the loan over a series of fixed level payment monthly installments ("Actuarial Receivables"). Amounts received upon prepayment in full of a Rule of 78's Receivable in excess of the then outstanding Principal Balance of such Receivable and accrued interest thereon (calculated pursuant to the actuarial method) will not be passed through to Certificateholders but will be paid to the Servicer as additional servicing compensation.


                              YIELD CONSIDERATIONS

         On each Distribution Date, interest on the Receivables will be passed through to the Certificateholders to the extent of thirty (30) days' interest at the Class A Pass-Through Rate applied to the Class A Certificate Balance on the last day of the preceding Collection Period and to the Class B Certificateholders to the extent of thirty (30) days interest at the Class B Pass-Through Rate applied to the Class B Certificate Balance on the last day of the preceding Collection Period; provided, however, that on the first Distribution Date, Certificateholders will be entitled to interest at the Class A Pass-Through Rate or the Class B Pass-Through Rate, as applicable, on the original Class A Certificate Balance or Class B Certificate Balance, as applicable, from the Closing Date through and including May 14, 1998. In the event of prepayments on Receivables, Certificateholders will nonetheless be entitled to receive interest for the full month on the Certificates.

         All of the Receivables are prepayable at any time. (For this purpose "prepayments" include prepayments in full, liquidations due to default, as well as receipts of proceeds from physical damage, credit life and credit accident and health insurance policies and certain other Receivables repurchased for administrative reasons.) The rate of prepayments on the Receivables may be influenced by a variety of economic, social, and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of CPS. In addition, the rate of prepayments on the Receivables may be affected by the nature of the Obligors and the Financed Vehicles and servicing decisions. See "Risk Factors - Nature of Obligors; Servicing" in this Prospectus Supplement. Any reinvestment risks resulting from a faster or slower incidence of prepayment of Receivables will be borne entirely by the Certificateholders. See also "The Certificates Termination" in this Prospectus Supplement regarding the Servicer's option to purchase the Receivables when the aggregate principal balance thereof is less than or equal to 10% of the aggregate principal balance as of the Cutoff Date.


                       POOL FACTORS AND OTHER INFORMATION

         The "Pool Balance" at any time represents the aggregate principal balance of the Receivables at the end of the preceding Collection Period, after giving effect to all payments (other than Payaheads) received from Obligors, all payments and Purchase Amounts remitted by CPS or the Servicer, as the case may be, all for such Collection Period, all losses realized on Receivables liquidated during such Collection Period and any Cram Down Losses with respect to such Receivables. The Pool Balance is computed by allocating payments to principal and to interest, with respect to Rule of 78's Receivables, using the constant yield or actuarial method, and with respect to Simple Interest Receivables, using the simple interest method. The "Class A Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class A Certificate Balance as a fraction of the initial Class A Certificate Balance. The "Class B Pool Factor" is a seven-digit decimal which the Servicer will compute each month indicating the Class B Certificate Balance as a fraction of the initial Class B Certificate Balance. The Class A Pool Factor and the Class B Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Class A Pool Factor and the Class B Pool Factor will decline to reflect reductions in the Class A Certificate Balance or Class B Certificate Balance, as applicable. An individual Certificateholder's share of the Class A Certificate Balance or Class B Certificate Balance, as applicable, is the product of (i) the original denomination of the Certificateholder's Certificate and (ii) the Class A Pool Factor or the Class B Pool Factor, as applicable.

         Pursuant to the Agreement, the Certificateholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the Class A Pool Factor, the Class B Pool Factor and various other items of information. Certificateholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "The Certificates Statements to Certificateholders".

                                 USE OF PROCEEDS

         The net proceeds to be received by the Seller from the sale of the Certificates will be applied to the purchase of the Receivables from CPS. CPS will apply the net proceeds received from the Seller to purchase new Contracts or to repay debt incurred to purchase the Contracts.

                               THE SELLER AND CPS

         The Seller is a wholly-owned subsidiary of CPS. The Seller was incorporated in the State of California in June of 1994. The Seller was organized for the limited purpose of purchasing automobile installment sale contracts from CPS and transferring such receivables to third parties and any activities incidental to and necessary or convenient for the accomplishment of such purposes. The principal executive offices of the Seller are located at 2 Ada, Suite 100, Irvine, California 92718; telephone (714) 753-6800. For further information regarding the Seller and CPS See "The Seller and CPS" in the Prospectus.


                                 THE ORIGINATORS

         In March 1996, CPS formed Samco, an 80 percent-owned subsidiary based in Dallas, Texas. Samco's business plan is to provide CPS's sub-prime auto finance products to rural areas through IFCs. CPS believes that many rural areas are not adequately served by other industry participants due to their distance from large metropolitan areas where a Dealer marketing representative is most likely to be based. The principal executive offices of Samco are located at 8150
N. Central Expressway, Dallas, Texas 75206; telephone (800) 544-8802.

         In May 1996, CPS formed Linc, an 80 percent-owned subsidiary based in Norwalk, Connecticut. Linc's business plan is to provide sub-prime auto finance products to deposit institutions such as banks, thrifts and credit unions. CPS believes that such institutions do not generally make loans to sub-prime borrowers even though they may have relationships with automobile dealers who sell vehicles to sub-prime borrowers and may have sub-prime borrowers as deposit customers. The principal executive offices of Linc are located at One Selleck Street, Norwalk, Connecticut 06855; telephone (203) 831-8300.

         For  information   regarding  CPS,  see  "CPS's   Automobile   Contract
Portfolio".


                                STANDBY SERVICER

         If CPS is terminated or resigns as Servicer, Norwest (in such capacity, the "Standby Servicer") will serve as successor Servicer. The Standby Servicer will receive a fee on each Distribution Date for agreeing to stand by as successor Servicer and for performing certain other functions. Such fee will be payable to the Standby Servicer from the Servicing Fee payable to CPS. If the Standby Servicer, or any other entity serving at the time as Standby Servicer, becomes the successor Servicer, it will receive compensation at a Servicing Fee Rate not to exceed 3.00% per annum.

                         DESCRIPTION OF THE CERTIFICATES

General

         The Class A Certificates initially will be represented by certificates registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC"), and will only be available in the form of book-entries on the records of DTC and participating members thereof in denominations of $1,000. All references to "holders" or "Certificateholders," and to authorized denominations, when used with respect to the Class A Certificates, shall reflect the rights of beneficial owners of the Class A Certificates ("Certificate Owners"), and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "--Registration of Class A Certificates" below.

         In general, it is intended that the Class A Certificateholders receive, on each Distribution Date, a distribution equal to the Class A Distributable Amount and that the Class B Certificateholders receive, on each Distribution Date, a distribution equal to the Class B Distributable Amount, as applicable. See "Distributions on Certificates" below.

         Distributions of interest on the Class B Certificates will be subordinated in priority of payment to interest due on the Class A Certificates. Distributions of principal of the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates. Accordingly, the Class A Certificates will receive, if necessary, the benefit of amounts otherwise owing to the Class B Certificateholders as credit enhancement. Funds otherwise available to pay interest on the Class B Certificates will be applied first to the payment of any amounts due on the Class A Certificates on account of the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders and funds otherwise available to pay principal of the Class B Certificates will be applied first to the payment of the Class A Interest Distributable Amount, any Class A Interest Carryover Shortfall, the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall before any portion thereof is paid to the Class B Certificateholders.

Registration of Class A Certificates

         The Class A Certificates will initially be registered in the name of Cede , the nominee of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly. See "Description of the Securities--Book-Entry Registration" in the Prospectus.

         Persons acquiring beneficial ownership interests in the Class A Certificates may elect to hold their Class A Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The book-entry certificates will be issued in one or more certificates which equal the aggregate principal balance of the Class A Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Chase Manhattan Bank, N.A. will act as depositary for CEDEL and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").

         The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn the Financial Intermediary's ownership of such book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of CEDEL or Euroclear, as appropriate).

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Class A Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Sale and Assignment of Receivables

         On or prior to the Closing Date, each of CPS, Samco and Linc will sell and assign to the Seller, without recourse, except as provided in its respective Purchase Agreement, its entire interest in the Receivables, together with its security interests in the Financed Vehicles, pursuant to, respectively, the CPS Purchase Agreement, the Samco Purchase Agreement and the Linc Purchase Agreement. At the time of issuance of the Certificates, the Seller will sell and assign to the Trust, without recourse except as provided in the Agreement, its entire interest in the Receivables, together with its security interests in the Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the Agreement. The Trustee will concurrently with such sale and assignment, execute, authenticate, and deliver the Certificates to the Seller in exchange for the Receivables. The Seller will sell the Certificates to the Underwriters. See "Underwriting" in this Prospectus Supplement.

         In the CPS Purchase Agreement, CPS will represent and warrant to the Seller, among other things, that (i) the information provided with respect to the Receivables (including the Affiliate Receivables) is correct in all material respects; (ii) at the date of issuance of the Certificates, physical damage insurance covering each Financed Vehicle is in effect in accordance with CPS's normal requirements; (iii) at the date of issuance of the Certificates, the Receivables are free and clear of all security interests, liens, charges, and encumbrances and no offsets, defenses, or counterclaims against Dealers, IFCs or Deposit Institutions have been asserted or threatened; (iv) at the date of issuance of the Certificates, each of the Receivables is or will be secured by a first-priority perfected security interest in the Financed Vehicle in favor of CPS, Samco or Linc; and (v) each Receivable, at the time it was originated, complied and, at the date of issuance of the Certificates, complies in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth in lending, equal credit opportunity and disclosure laws. As of the last day of the second (or, if CPS elects, the first) month following the discovery by or notice to the Seller and CPS of a breach of any representation or warranty that materially and adversely affects a
Receivable, unless the breach is cured, CPS will purchase such Receivable (including any Affiliate Receivable) from the Trust for the Purchase Amount. The "Purchase Amount" equals the unpaid principal balance owed by the Obligor plus interest thereon at the respective APR to the last day of the month of repurchase. The repurchase obligation will constitute the sole remedy available to the Certificateholders, the Certificate Insurer and the Trustee for any such uncured breach.

         On or prior to the Closing Date, the Contracts will be delivered to the Trustee as custodian, and the Trustee thereafter will maintain physical possession of the Receivables except as may be necessary for the servicing thereof by the Servicer. The Receivables will not be stamped to show the ownership thereof by the Trust. However, CPS's accounting records and computer systems will reflect the sale and assignment of the Receivables to the Seller, and Uniform Commercial Code ("UCC") financing statements reflecting such sales and assignments will be filed. See "Formation of the Trust" in this Prospectus Supplement and "Certain Legal Aspects of the Receivables" in the Prospectus.

Accounts

         A segregated lock-box account will be established and maintained with Bank of America in the name of the Trustee for the benefit of the Certificateholders and the Certificate Insurer, into which all payments made by Obligors on or with respect to the Receivables must be deposited by the Lock-Box Processor (the "Lock-Box Account"). See "--Payments on Receivables" below. The Trustee will also establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Certificateholders and the Certificate Insurer, into which all amounts previously deposited in the Lock-Box Account will be transferred within two Business Days of the receipt of funds therein (the "Collection Account"). Upon receipt, the Servicer will deposit all amounts received by it in respect of the Receivables in the Lock-Box Account or the Collection Account. The Trustee will also establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Certificateholders and the Certificate Insurer, from which all distributions with respect to the Certificates and payments to the Certificate Insurer will be made (the "Certificate Account"). In addition, the Trustee will establish and maintain initially with itself one or more accounts, in the name of the Trustee on behalf of the Obligors, in which early payments with respect to Rule of 78's Receivables by or on behalf of the Obligors which do not constitute current scheduled payments, late fees or full repayments will be deposited until such time as the payment falls due or until such funds are applied to shortfalls in the scheduled payments with respect to Rule of 78's Receivables (the "Payahead Account"). Until such time as payments are transferred from the Payahead Account to the Certificate Account, they will not constitute collected interest or collected principal, and will not be available for distribution to the Certificateholders. The Collection Account, Certificate Account and Payahead Account will be maintained with the Trustee so long as the Trustee's deposits have a rating acceptable to the Certificate Insurer and the Rating Agencies. If the deposits of the Trustee or its corporate parent no longer have such acceptable rating, the Trustee shall cause such Accounts to be moved to a bank acceptable to the Certificate Insurer. In addition, the Trustee may transfer the Payahead Account at any time to any depository bank or trust company which is acceptable to the Certificate Insurer.

         The Collateral Agent will establish the Spread Account as a segregated trust account at its office or at another depository institution or trust company.

Servicing Procedures

         The Servicer shall follow its currently employed standards, or such more exacting standards as the Servicer employs in the future, in servicing the Receivables. The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables and, in a manner consistent with the Pooling and Servicing Agreement, will continue such collection procedures as it follows with respect to automotive retail installment sale contracts it services for itself and others. Consistent with its normal procedures, the Servicer may, in its sole discretion, arrange with the Obligor on a Receivable to extend the payment schedule; provided, however, that the Servicer may not (i) grant more than three extensions with respect to a Receivable, (ii) grant more than one extension per calendar year with respect to a Receivable, or (iii) grant an extension for more than one calendar month with respect to a Receivable, without the consent of the Certificate Insurer. No such arrangement will, for purposes of the Agreement, modify the original due dates or the amount of the scheduled payments, or extend the final payment date on any Receivable beyond the last day of the penultimate Collection Period before the Final Scheduled Distribution Date. If the Servicer grants an extension with respect to a Receivable other than in accordance with the aforementioned limitations, the Servicer will be required to purchase the Receivable for the Purchase Amount. Following any such purchase of a Receivable by the Servicer, such Receivable will be released from the Trust and conveyed to the Servicer.

Payments on Receivables

         The Servicer will notify each Obligor that payments made by such Obligor after the Cutoff Date with respect to a Receivable must be mailed directly to the Post Office Box. On each Business Day, the Lock-Box Processor will transfer any such payments received in the Post Office Box to the Lock-Box Account. Any payments received by the Servicer from an Obligor or from a source other than an Obligor must be deposited in the Lock-Box Account or the Collection Account upon receipt. The Servicer will, within two Business Days following the receipt of funds in the Lock-Box Account, direct the Lock-Box Bank to transfer such funds to the Collection Account. Prior to the Distribution Date, the Trustee, on the basis of instructions provided by the Servicer, will transfer funds held in the Collection Account to the Payahead Account if such payments constitute Payaheads or to the Certificate Account for distribution to the Certificateholders.

         Collections on a Rule of 78's Receivable made during a Collection Period will be applied, first, to the scheduled payment on such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable. If the collections remaining after application to the scheduled payment and late fees, if any, are insufficient to prepay the Rule of 78's Receivable in full, such collections (the "Payaheads") will be transferred to and kept in the Payahead Account, until such later Collection Period as the collections may be transferred to the Certificate Account and applied either to the scheduled payment or to prepay such Rule of 78's Receivable in full.

Servicing Compensation

         The Servicer will be entitled to receive the Servicing Fee on each Distribution Date, equal to the sum of (i) the result of one-twelfth times 2.00% of the Pool Balance as of the close of business on the last day of the second preceding Collection Period plus (ii) the result of one-twelfth times 0.08% of the aggregate outstanding principal balance of the Certificates as of the close of business on the last day of the second preceding Collection Period; provided, however, that with respect to the first Distribution Date the Servicer will be entitled to receive a Servicing Fee equal to the sum of (i) the result of one-twelfth times 2.00% of the original Pool Balance plus (ii) the result of one-twelfth times 0.08% of the aggregate outstanding principal balance of the Certificates as of the Closing Date (the "Servicing Fee"). So long as CPS is Servicer, a portion of the Servicing Fee, equal to the Standby Fee, will be payable to the Standby Servicer for agreeing to stand by as successor Servicer and for performing certain other functions. If the Standby Servicer, or any other entity serving at the time as Standby Servicer, becomes the successor Servicer, it will receive compensation at a Servicing Fee Rate not to exceed 3.00% per annum. See "Standby Servicer" in this Prospectus Supplement. The Servicer will also collect and retain, as additional servicing compensation, any late fees, prepayment charges, including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the principal balance of such Receivable computed on an actuarial basis plus accrued interest to the date of prepayment and the principal balance of such Receivable computed according to the Rule of 78's, and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, and will be entitled to reimbursement from the Trust for certain liabilities. Payments by or on behalf of Obligors will be allocated to scheduled payments, late fees and other charges and principal and interest in accordance with the Servicer's normal practices and procedures. The Servicing Fee will be paid out of collections from the Receivables, prior to distributions to Certificateholders.

         The Servicing Fee and additional servicing compensation will compensate the Servicer for performing the functions of a third party servicer of automotive receivables as an agent for their beneficial owner, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, paying costs of disposition of defaults and policing the collateral. The Servicing Fee also will compensate the Servicer for administering the Receivables, including accounting for collections and furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions and generating federal income tax information. The Servicing Fee also will reimburse the Servicer for certain taxes, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Receivables.

Distributions on Certificates

         No later than 10:00 a.m., Minneapolis time, on each Determination Date, the Servicer will inform the Trustee of the amount of aggregate collections on the Receivables, and the aggregate Purchase Amount of Receivables to be repurchased by CPS or to be purchased by the Servicer, in each case, with respect to the related Collection Period.

         On or before each Distribution Date, the Trustee will cause to be transferred from the Payahead Account to the Certificate Account the amounts then on deposit in the Payahead Account that constitute scheduled payments due during the related Collection Period or that may be applied to full prepayments on the Rule of 78's Receivables.

         The Servicer will determine prior to such Determination Date the Total Distribution Amount, the Class A Interest Distributable Amount, the Class B Interest Distributable Amount, the Class A Principal Distributable Amount, the Class B Principal Distributable Amount, the Class A Distributable Amount and the Class B Distributable Amount.

         The "Determination Date" applicable to any Distribution Date will be the earlier of (i) the seventh business day of the month of such Distribution Date and (ii) the fifth business day preceding such Distribution Date.

         Determination of Total Distribution Amount. The "Total Distribution Amount" for a Distribution Date (being the funds available for distribution to the Certificateholders with respect to such Distribution Date in accordance with the priorities described below) will be the sum of the following amounts with respect to the preceding Collection Period: (i) all collections on Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account); (ii) all proceeds received during the Collection Period with respect to Receivables that became Liquidated Receivables during the Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation Proceeds") in accordance with the Servicer's customary servicing procedures; (iii) proceeds from Recoveries with respect to Liquidated Receivables; and (iv) the Purchase Amount of each Receivable that was repurchased by CPS or purchased by the Servicer as of the last day of the related Collection Period.

         "Liquidated Receivable" means a Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle, or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession, or (iii) as to which an Obligor has failed to make more than 90% of a scheduled payment of more than ten dollars for 120 or more days as of the end of a Collection Period, or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of Collection Period, required to prepay in full such Receivable under the terms thereof including interest to the end of the month of purchase.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the amount financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments received on or prior to such day allocable to principal using the actuarial or constant yield method; (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

         "Recoveries" means, with respect to a Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor.

         "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments granted to Obligors by the Servicer pursuant to the Agreement or any rescheduling of payments in any insolvency or similar proceedings).

         Calculation of Distribution Amounts. The Class A Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class A Distributable Amount" with respect to each Distribution Date. The
"Class A Distributable Amount" with respect to a Distribution Date will be an amount equal to the sum of:

                  (i) the "Class A Principal Distributable Amount", consisting of the Class A Percentage of the following:

                           (a) the principal  portion of all Scheduled  Payments
                  due and received during the preceding Collection Period on Rule of 78's Receivables and all payments of principal received on Simple Interest Receivables during such Collection Period (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account and excluding Recoveries);

                           (b) the principal  portion of all prepayments in full
                  received during the preceding Collection Period, including amounts withdrawn from the Payahead Account with respect to such Distribution Date but excluding amounts deposited in the Payahead Account (except to the extent included in clauses (a) or (d));

                           (c) the principal balance of each Receivable that was
                  repurchased by CPS or purchased by the Servicer in each case as of the last day of the preceding Collection Period and at the option of the Certificate Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (except to the extent included in (a) and (b) above);

                           (d) the principal balance of each Liquidated Receivable which became such during the preceding Collection Period (except to the extent included in (a) and (b) above); and

                           (e) the  aggregate  amount of Cram Down  Losses  that
                  occurred during the preceding Collection Period (a "Cram Down Loss" means with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding has issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so modified; a Cram Down Loss shall be deemed to have occurred on the date of issuance of such order) (the amounts set forth in (a) through (e), the "Principal Distributable Amount"); plus

                  (ii) the "Class A Interest Distributable Amount", consisting of thirty (30) days' interest at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the related Collection Period; provided, however, that on the first Distribution Date, the Class A Interest Distributable Amount will include interest from and including the Closing Date through and including June 14, 1998.

         The Class B Certificateholders will be entitled to receive, to the extent funds are available therefor, the "Class B Distributable Amount" with respect to each Distribution Date. The "Class B Distributable Amount" with respect to a Distribution Date will be an amount equal to the sum of:

                  (i) the "Class B Principal Distributable Amount", consisting of the Class B Percentage of the Principal Distributable Amount; plus

                  (ii) the "Class B Interest Distributable Amount", consisting of thirty (30) days' interest at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the related Collection Period; provided, however, that on the first Distribution Date, the Class B Interest Distributable Amount will include interest from and including the Closing Date through and including June 14, 1998.

         On the Final Scheduled Distribution Date, the Class A Principal Distributable Amount and the Class B Principal Distributable Amount will equal the then outstanding Class A Certificate Balance and Class B Certificate Balance, respectively. In addition to the foregoing, the Certificate Insurer may with respect to any Distribution Date exercise its option to make a Certificate Insurer Optional Deposit, to be distributed in accordance with the direction of the Certificate Insurer.

         "Certificate Insurer Optional Deposit" means, with respect to a Distribution Date, an amount delivered by the Certificate Insurer, at its sole option, to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date; (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A
Percentage of the Pool Balance as of such Determination Date; or (iii) to include such amount as part of the Total Distribution Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

         Priority of Distribution Amounts. On each Determination Date, the Servicer will calculate the amount to be distributed to the Certificateholders.

         On each Distribution Date, the Trustee (based on the Servicer's determination made on the related Determination Date) shall make the following distributions in the following order of priority:

                  (i) to the Servicer, from the Total Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; provided, however, that as long as CPS is the Servicer and Norwest, is the Standby Servicer, the Trustee will first pay to the Standby Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                  (ii) in the event the Standby Servicer becomes the successor Servicer, to the Standby Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above), to the extent not previously paid by the predecessor Servicer pursuant to the Agreement, reasonable transition expenses (up to a maximum of $50,000) incurred in acting as successor Servicer;

                  (iii) to the Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), the fees and expenses payable to the Trustee for its services pursuant to the Agreement (the "Trustee Fee"), to the extent not previously paid by the Servicer, and reasonable out-of-pocket expenses of the Trustee (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee pursuant to this clause (iii) and expenses payable to the Collateral Agent pursuant to clause (iv) below, shall be limited to $50,000 per annum;

                  (iv) to the Collateral Agent, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iii) above), all fees, to the extent not previously paid by the Servicer, and expenses payable to the Collateral Agent with respect to such Distribution Date;

                  (v) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (iv) above) the Class A Interest Distributable Amount and any Class A Interest Carryover Shortfall as of the close of the preceding Distribution Date (plus interest on such Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate through the current Distribution Date);

                  (vi) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (v) above) the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall as of the close of the preceding Distribution Date (plus interest on such Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate through the current Distribution Date);

                  (vii) to the Class A Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above), the Class A Principal Distributable Amount and any Class A Principal Carryover Shortfall as of the close of the preceding Distribution Date with respect to each Distribution Date;

                  (viii) to the Certificate Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (vii) above), any amounts due to the Certificate Insurer under the terms of the Agreement and under the Insurance Agreement;

                  (ix) in the event any person other than the Standby Servicer becomes the Servicer, to such successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) and any amount deposited into the Collection Account pursuant to the Agreement, to the extent not paid pursuant to clause (ii) above, reasonable transition expenses (up to a maximum of $50,000) incurred in acting as successor Servicer;

                  (x) to the Class B Certificateholders, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (ix) above) the Class B Principal Distributable Amount and any Class B Principal Carryover Shortfall as of the close of the preceding Distribution Date; and

                  (xi) to the Collateral Agent, for deposit in to the Spread Account, the remaining Total Distribution Amount, if any.

         The right of the Class B Certificateholders to receive distributions of interest pursuant to clause (vi) above will be subordinated to the prior payment in full of all amounts payable pursuant to clauses (i) through (v). The right of the Class B Certificateholders to receive distributions of principal pursuant to clause (x) above will be subordinated to the prior payment in full of all amounts payable pursuant to clauses (i) through (ix).

         For purposes hereof, the following terms shall have the following meanings:

         "Class A Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date, plus any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the Holders of the Class A Certificates actually received on such current Distribution Date.

         "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

         "Class B Interest Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date, plus any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received on such current Distribution Date.

         "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class B Certificates actually received on such current Distribution Date.

         On the third business day prior to a Distribution Date, the Trustee will determine, based on a certificate from the Servicer, whether there are amounts sufficient, after payment of amounts as set forth in the priorities of distribution in the Agreement, to distribute the Class A Distributable Amount.

         The Spread Account. The Seller has agreed to cause to be established with Norwest Bank Minnesota, National Association (in such capacity, the "Collateral Agent") an account (the "Spread Account") for the benefit of the Certificate Insurer and the Trustee on behalf of the Class A Certificateholders. The Collateral Agent will not hold the Requisite Amount for the benefit of the Class B Certificateholders. Any portion of the Total Distribution Amount remaining on any Distribution Date after payment of all fees and expenses due on such date to the Servicer, the Standby Servicer, the Trustee and the Collateral Agent and all principal and interest payments due to the Certificateholders on such Distribution Date, will be deposited in the Spread Account and held by the Collateral Agent for the benefit of the Certificate Insurer and the Trustee on behalf of the Class A Certificateholders. If on any Distribution Date, the Total Distribution Amount is insufficient (taking into account the application of the Total Distribution Amount to the payment of the Class B Interest Distributable Amount and any Class B Interest Carryover Shortfall) to pay all distributions required to be made on such day pursuant to priorities (i), (ii), (iii), (iv),
(v), (vii), (viii) and (ix) under "--Priority of Distribution Amounts", then amounts on deposit in the Spread Account will be applied to pay the amounts due on such Distribution Date pursuant to such priorities (i), (ii), (iii), (iv),
(v), (vii), (viii) and (ix).

Statements to Certificateholders

         On each Distribution Date, the Trustee will include with each distribution to each Certificateholder of record as of the close of business on the applicable Record Date and each rating agency that is currently rating the Certificates a statement (prepared by the Servicer) setting forth the following information with respect to the preceding Collection Period, to the extent applicable:

                  (i) the amount of the distribution allocable to principal of the Class A Certificates and the Class B Certificates, respectively;

                  (ii) the amount of the distribution allocable to interest on the Class A Certificates and the Class B Certificates, respectively;

                  (iii) the Pool Balance, the Class A Pool Factor and the Class B Pool Factor as of the close of business on the last day of the preceding Collection Period;

                  (iv) the aggregate Class A Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (v) the aggregate Class B Certificate Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under (i) above;

                  (vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and the Class A Percentage and the Class B Percentage of the Servicing Fee (inclusive of the Standby
         Fee), the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Distribution Date;

                  (vii) the amount of the Class A Interest Carryover Shortfall, if applicable, and Class A Principal Carryover Shortfall, if applicable, on such Distribution Date and the change in such amounts from those on the prior Distribution Date;

                  (viii) the amount of the Class B Interest Carryover Shortfall, if applicable, and Class B Principal Carryover Shortfall, if applicable, on such Distribution Date and the change in such amounts from those on the prior Distribution Date;

                  (ix) the amount paid to the Class A Certificateholders under the Policy for such Distribution Date;

                  (x) the amount distributable to the Certificate Insurer on such Distribution Date;

                  (xi) the aggregate amount in the Payahead Account and the Spread Account and the change in such amount from the previous Distribution Date;

                  (xii) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making scheduled payments between 31 and 59 days and 60 days or more; and

                  (xiii) the number and the aggregate Purchase Amount of Receivables repurchased by CPS or purchased by the Servicer.

         Each amount set forth pursuant to subclauses (i), (ii), (vi), (vii) and
(viii) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original principal balance of a Certificate.

         Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Agreement, the Trustee will mail to each person who at any time during such calendar year shall have been a Certificateholder and received any payment on such holder's Certificates, a statement (prepared by the Servicer) containing the sum of the amounts described in (i), (ii) and (vi) above for the purposes of such Certificateholder's preparation of federal income tax returns. See "The Certificates--Statements to Certificateholders" in this Prospectus Supplement. See "Certain Federal Income Tax Consequences" in this Prospectus Supplement.

Evidence as to Compliance

         The Agreement will provide that a firm of independent certified public accountants will furnish to the Trustee and the Certificate Insurer on or before July 31 of each year, beginning July 31, 1999, a report as to compliance by the Servicer during the preceding twelve months ended March 31 with certain standards relating to the servicing of the Receivables (or in the case of the first such certificate, the period from the Closing Date to March 31, 1999).

         The Agreement will also provide for delivery to the Trustee and the Certificate Insurer, on or before July 31 of each year, commencing July 31, 1999 of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Agreement throughout the preceding twelve months ended March 31 or, if there has been a default in the fulfillment of any such obligation, describing each such default (or in the case of the first such certificate, the period from the Cutoff Date to March 31, 1999). The Servicer has agreed to give the Trustee and the Certificate Insurer notice of any Events of Default under the Agreement.

         Copies  of  such  statements  and   certificates  may  be  obtained  by
Certificateholders by a request in writing addressed to the Trustee.

Certain Matters Regarding the Servicer

         The Agreement will provide that the Servicer may not resign from its obligations and duties as Servicer thereunder except upon determination that its performance of such duties is no longer permissible under applicable law and with the consent of the Certificate Insurer. No such resignation will become effective until a successor servicer has assumed the servicing obligations and duties under the Agreement. In the event CPS resigns as Servicer or is terminated as Servicer, the Standby Servicer has agreed pursuant to the Servicing Assumption Agreement to assume the servicing obligations and duties under the Agreement.

         The Agreement will further provide that neither the Servicer nor any of its directors, officers, employees, and agents will be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to the Agreement, or for errors in judgment;
provided, however, that neither the Servicer nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. In addition, the Agreement will provide that the Servicer is under no obligation to appear in, prosecute, or defend any legal action that is not incidental to its servicing responsibilities under the Agreement and that, in its opinion, may cause it to incur any expense or liability.

         Under the circumstances specified in the Agreement any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to the business of the Servicer which corporation or other entity in each of the foregoing cases assumes the obligations of the Servicer, will be the successor of the Servicer under the Agreement.

         The Servicer is retained for an initial term commencing on the Closing Date and ending on September 30, 1998, which term may be extended in quarterly increments by the Certificate Insurer. In the absence of an Event of Default under the Agreement and an event of default under the Insurance Agreement, the Certificate Insurer has agreed to extend such term. See "The Certificates--Certain Matters Regarding the Servicer" in the Prospectus.

Events of Default

         "Events of Default" under the Agreement will consist of (i) any failure by the Servicer to deliver to the Trustee for distribution to the Certificateholders any required payment, which failure continues unremedied for two Business Days, or any failure to deliver to the Trustee the annual accountants report, the annual statement as to compliance or the statement to the Certificateholders, in each case, within five days after the date it is due and which shall comply with the requirements therefor; (ii) any failure by the Servicer or the Seller, as the case may be, duly to observe or perform in any material respect any other covenant or agreement in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure (1) to the Servicer or the Seller, as the case may be, by the Certificate Insurer or by the Trustee, or (2) to the Servicer or the Seller, as the case may be, and to the Trustee and the Certificate Insurer by the holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or, after the Class A Certificates have been paid in full and all outstanding amounts due to the Certificate Insurer have been paid in full, by the holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings with respect to the Servicer or the Seller, or, so long as CPS is Servicer, of any of its affiliates, and certain actions by the Servicer, the Seller or, so long as CPS is Servicer, of any of its affiliates, indicating its insolvency, reorganization pursuant to bankruptcy proceedings, or inability to pay its obligations; or (iv) the occurrence of an Event of Default under the Insurance Agreement.

Rights Upon Event of Default

         As long as an Event of Default under the Agreement remains  unremedied,
(x) provided no Certificate Insurer Default shall have occurred and be continuing, the Certificate Insurer in its sole and absolute discretion or (y) if a Certificate Insurer Default shall have occurred and be continuing, then the Trustee or the holders of Class A Certificates evidencing not less than 25% of the Class A Certificate Balance or (z) if the Class A Certificates have been paid in full and either (i) all outstanding amounts due to the Certificate Insurer have been paid in full or (ii) a Certificate Insurer Default shall have occurred and be continuing, then either the Trustee or the holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance, may terminate all the rights and obligations of the Servicer under the Agreement, whereupon the Standby Servicer, or such other successor Servicer as shall be or have been appointed by the Certificate Insurer (or, if a Certificate Insurer Default shall have occurred and be continuing, by the Trustee, the Class A Certificateholders or Class B Certificateholders, as described above) will succeed to all the responsibilities, duties and liabilities of the Servicer under such Agreement; provided, however, that such successor Servicer shall have no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date such successor Servicer becomes the Servicer or the claim of a third party (including a Certificateholder) based on any alleged action or inaction of the predecessor Servicer as Servicer.

         "Certificate Insurer Default" shall mean any one of the following events shall have occurred and be continuing: (i) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms; (ii) the Certificate Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (iii) a court of competent jurisdiction or other competent court or regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

Termination

         The obligations of the Servicer, the Seller and the Trustee pursuant to the Agreement will terminate upon (i) the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables and (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the expiration of any preference period related thereto.

         In order to avoid excessive administrative expense, the Servicer, or its successor, is permitted at its option to purchase from the Trust (with the consent of the Certificate Insurer if such purchase would result in a claim under the Policy or any amount owing to the Certificate Insurer or on the Class A Certificates would remain unpaid), as of the last day of any month as of which the then outstanding Pool Balance is equal to 10% or less of the Original Pool Balance, all remaining Receivables at a price equal to the aggregate of the Purchase Amounts thereof as of such last day. Exercise of such right will effect early retirement of the Certificates. The Trustee will give written notice of termination to each Certificateholder of record. The final distribution to any Certificateholder will be made only upon surrender and cancellation of such holder's Certificate at the office or agency of the Trustee specified in the notice of termination. Any funds remaining with the Trustee, after the Trustee has taken certain measures to locate a Certificateholder and such measures have failed, will be distributed to The American Red Cross.

                                   THE POLICY

         The following summary of the terms of the Policy does not purport to be complete and is qualified in its entirety by reference to the Policy.

         Simultaneously with the issuance of the Certificates, the Certificate Insurer will deliver the Policy to the Trustee for the benefit of each Class A Certificateholder. Under the Policy, the Certificate Insurer unconditionally and irrevocably guarantees to the Trustee for the benefit of each Class A Certificateholder the full and complete payment of (i) the Class A Guaranteed Distribution Amount with respect to the Class A Certificates and (ii) any Class A Guaranteed Distribution Amount which subsequently is avoided in whole or in part as a preference payment under applicable law.

         "Class A Guaranteed Distribution Amount" means, with respect to each Distribution Date, the distribution to be made to the Class A Certificateholders in an amount equal to the Class A Interest

Distributable Amount and the Class A Principal Distributable Amount due and payable on such Distribution Date, in each case in accordance with the original terms of the Class A Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement which has not been consented to by the Certificate Insurer. The Class A Guaranteed Distribution Amount shall not include, nor shall coverage be provided under the Policy in respect of, any portion of a Class A Interest Distributable Amount due to Class A Certificateholders because a notice and certificate in proper form as required was not timely Received by Financial Security, or any portion of a Class A Interest Distributable Amount due to Class A Certificateholders representing interest on any Class A Interest Carryover Shortfall accrued from and including the date of payment of the amount of such Class A Interest Carryover Shortfall. The Class A Guaranteed Distribution Amount shall not include any amounts due in respect of the Class A Certificates attributable to any increase in interest rate, penalty or other sum payable by the Trust by reason of any default or event of default in respect of the Class A Certificates, or by reason of any deterioration of the creditworthiness of the Trust, nor shall the Class A Guaranteed Distribution Amount include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge with respect to any Class A Certificateholder imposed by any governmental authority due in connection with any payments to a Class A Certificateholder under the Policy.

         Payment of claims on the Policy made in respect of the Class A Guaranteed Distribution Amount will be made by the Certificate Insurer following Receipt by the Certificate Insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the third Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the Distribution Date on which such payment was due on the Class A Certificates.

         If payment of any amount avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law is required to be made under the Policy, the Certificate Insurer shall cause such payment to be made on the later of the date when due to be paid pursuant to the Order referred to below or the first to occur of (a) the fourth Business Day following Receipt by the Certificate Insurer from the Trustee of (i) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that the Class A Certificateholder is required to return the amount of any Class A Guaranteed Distribution Amount distributed with respect to the Class A Certificates during the term of the Policy because such distributions were avoidable as preference payments under applicable bankruptcy law, (ii) a certificate of the Class A Certificateholder that the Order has been entered and is not subject to any stay, and (iii) an assignment duly executed and delivered by the Class A Certificateholder, in such form as is reasonably required by the Certificate Insurer and provided to the Class A Certificateholder by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Class A Certificateholder relating to or arising under the Class A Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment, or (b) the date of Receipt by the Certificate Insurer from the Trustee of the items referred to in clauses
(i), (ii) and (iii) above if, at least four Business Days prior to such date of Receipt, the Certificate Insurer shall have received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which event, such payment shall be disbursed to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). In connection with the foregoing, the Certificate Insurer shall have the rights provided pursuant to the Agreement.

         The terms "Receipt" and "Received" with respect to the Policy, shall mean actual delivery to the Certificate Insurer and to its fiscal agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under the Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Certificate Insurer or its fiscal agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

         Under the Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, New York, Minneapolis, Minnesota, the State in which the principal corporate trust office of the Trustee is located, or any other location of any successor Trustee or successor Collateral Agent are authorized or obligated by law or executive order to be closed.

         The Certificate Insurer's obligations under the Policy in respect of the Class A Guaranteed Distribution Amount shall be discharged to the extent funds are transferred to the Trustee as provided in the Policy whether or not such funds are properly applied by the Trustee.

         The Certificate Insurer shall be subrogated to the rights of each Class A Certificateholder to receive payments of principal and interest to the extent of any payment by the Certificate Insurer under the Policy.

         Claims under the Policy constitute direct, unsecured and unsubordinated obligations of the Certificate Insurer ranking not less than pari passu with other unsecured and unsubordinated indebtedness of the Certificate Insurer for borrowed money. Claims against the Certificate Insurer under the Policy and claims against the Certificate Insurer under each other financial guaranty insurance policy issued thereby constitute pari passu claims against the general assets of the Certificate Insurer. The terms of the Policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the Trust. The Policy may not be canceled or revoked prior to distribution in full of all Class A Guaranteed Distribution Amounts with respect to the Class A Certificates. The Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The Policy is governed by the laws of the State of New York.

         In the absence of payments under the Policy, Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust.


                             THE CERTIFICATE INSURER

General

         Financial Security Assurance Inc. (the "Certificate Insurer" and, for purposes of this Section, "Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed, to engage in financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities thereby enhancing the credit rating of those securities in consideration for the payment of a premium to the Certificate Insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

         Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or any claim under any insurance policy issued by Financial Security or to make any additional contribution to the capital of Financial Security.

         The principal executive offices of Financial Security are located at 350 Park Avenue, New York, New York 10022, and its telephone number at that location is (212) 826-0100.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other Certificate Insurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit Financial Security's obligations under any financial guaranty insurance policy.

Rating of Claims-Paying Ability

         Financial Security's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services, Fitch Investors Service, L.P., Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. See "Risk Factors -- Ratings of the Certificates" in this Prospectus Supplement.

Capitalization

         The following table sets forth the capitalization of Financial Security and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of September 30, 1997 (in thousands):

                                                               September 30,1997
                                   (Unaudited)

Deferred Premium Revenue (net of prepaid
  reinsurance premiums)..........................................   $402,891

Shareholder's Equity:
  Common Stock...................................................     15,000
  Additional Paid-In Capital.....................................    646,620
  Unrealized Gain on Investments (net of deferred income
  taxes).........................................................     20,808
  Accumulated Earnings...........................................    212,033

  Total Shareholder's Equity.....................................    894,461
                                                                     -------

  Total Deferred Premium Revenue and Shareholder's
  Equity......................................................... $1,297,352



         For  further  information   concerning  Financial  Security,   see  the
Consolidated Financial Statements of Financial Security Assurance Inc., and Subsidiaries, and the Certificates thereto, incorporated by reference herein. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by Financial Security are available upon request to the State of New York Insurance Department.

Insurance Regulation

         Financial Security is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, Financial Security and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, Financial Security is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each Certificate Insurer to financial guaranty insurance and related lines, requires that each such Certificate Insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such Certificate Insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by each such Certificate Insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as Financial Security, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

         Financial Security does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to accuracy of the information regarding Financial Security set forth under the heading "The Certificate Insurer."

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         In the opinion of Mayer, Brown & Platt, special tax counsel to the Seller, the Trust will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Certificateholders must report their respective allocable shares of income earned on Trust Assets (other than any amounts treated as "stripped coupons") and, subject to certain limitations applicable to individuals, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other expenses. Prospective investors should note that no rulings have been or will be sought from the Service with respect to any of the federal income tax consequences discussed herein, and no assurance can be given that the Service will not take contrary positions. See "Certain Tax Considerations" in the Prospectus.

                              ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan subject to ERISA and an individual retirement account (collectively, "Benefit Plans") from engaging in certain transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan. ERISA also imposes certain duties and certain prohibitions on persons who are fiduciaries of plans subject to ERISA. Generally, any person who exercises any authority or control with respect to the management or disposition of the assets of a plan subject to ERISA is considered to be a fiduciary of such plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code.

         Pursuant to a regulation issued by the Department of Labor concerning the definition of what constitutes the "plan assets" of a Benefit Plan, the assets and properties of certain entities in which a Benefit Plan makes an equity investment could be deemed to be assets of the Benefit Plan in certain circumstances. Accordingly, if a Benefit Plan purchases a Certificate, the Trust could be deemed to hold plan assets. If the assets of the Trust were deemed to constitute plan assets of a Benefit Plan, the Benefit Plan's investment in the Certificates might be deemed to constitute delegation under ERISA of the duty to manage plan assets by the fiduciaries making the decision on behalf of the Benefit Plan to make the investment, and transactions involving the Trust and the Trust Assets might be viewed as transactions with the Benefit Plan for the purpose of ERISA's fiduciary and prohibited transaction rules.

         [The Department of Labor has granted PaineWebber Incorporated an administrative exemption (Prohibited Transaction Exemption 90-36 (55 Fed. Reg. 25903, June 25, 1990), as amended, the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the purchase in the secondary market and the holding and the subsequent resale by Benefit Plans of certificates in certain trusts with respect to which PaineWebber Incorporated is the sole underwriter or placement agent or the managing or co-managing underwriter or placement agent in an underwriting syndicate or selling group and that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The obligations covered by the Exemption include retail installment sale contracts such as the Receivables. The Exemption would apply to the acquisition, holding and resale of the Class A Certificates by a Benefit Plan only if specific conditions (certain of which are described below) are met. It is not clear whether the Exemption applies to participant directed plans as described in Section 404(c) of ERISA or plans that are subject to Section 4975 of the Code but that are not subject to Title I of ERISA, such as certain Keogh plans and certain individual retirement accounts.

         Among the conditions which must be satisfied for the Exemption to apply to the acquisition by a Benefit Plan of the Class A Certificates are the following:

         (1) The acquisition of the Class A Certificates by a Benefit Plan is on terms (including the price for the Class A Certificates) that are at least as favorable to the Benefit Plan as they would be in an arm's-length transaction with an unrelated party;

         (2) The rights and interests evidenced by the Class A Certificates acquired by the Benefit Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

         (3) The Class A Certificates acquired by the Benefit Plan have a rating at the time of such acquisition that is in one of the three highest generic rating categories from Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Service, Inc.;

         (4) The sum of all payments made to the Underwriters in connection with the distribution of the Class A Certificates represents not more than reasonable compensation for placement of the Class A Certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Receivables to the Trust represents not more than the fair market value of such Receivables. The sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith;

         (5) The Trustee is not an "affiliate" (as defined in the Exemption) of the Seller, the Underwriters, the Servicer, the Certificate Insurer or any "obligor" (as defined in the Exemption) with respect to Receivables included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust (including the Trustee, the "Restricted Group");

         (6) The Benefit Plan investing in the Class A Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act; and

         (7) The Trust satisfies the following requirements:

                  (a) the corpus of the Trust consists solely of assets of the type which have been included in other investment pools,

                  (b) certificates in such other investment pools have been rated in one of the three highest generic rating categories of Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Service, Inc. for at least one year prior to the Benefit Plan's acquisition of Class A Certificates, and

                  (c) certificates evidencing interests in such other investment pools have been purchased by investors other than Benefit Plans for at least one year prior to any Benefit Plan's acquisition of Class A Certificates.

         The  Exemption  does not  provide  an  exemption  from  ERISA  Sections
406(a)(1)(E), 406(a)(2) or 407 for the purchase or holding of Class A Certificates to any person who has discretionary authority or renders investment advice to Benefit Plans sponsored by any member of the Restricted Group or any affiliate of such person.

         Exemptive relief from the self-dealing/conflict of interest prohibited transaction rules of ERISA is available to an obligor acting as a fiduciary with respect to the investment of a Benefit Plan's assets in the Class A Certificates (or such person's affiliate) only if, among other requirements (i) such fiduciary (or its affiliate) is an obligor with respect to 5% percent or less of the fair market value of the Trust Assets, (ii) a Benefit Plan's investment in Class A Certificates does not exceed 25% of all of the Class A Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of the Benefit Plan are invested in certificates representing an interest in trusts (including the Trust) containing assets sold or serviced by the same entity, and (iv) in the case of the acquisition of the Class A Certificates in connection with their initial issuance, at least 50% of the Class A Certificates are acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group.

         The Exemption also applies to transactions in connection with the servicing, management and operation of the Trust, provided that, in addition to the general requirements described above, (a) such transactions are carried out in accordance with the terms of a binding pooling and servicing agreement and
(b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus or private placement memorandum provided to, investing Benefit Plans before their purchase of certificates issued by the Trust. The Agreement is a pooling and servicing agreement as defined in the Exemption. All transactions relating to the servicing, management, and operations of the Trust will be carried out in accordance with the Agreement. See "The Certificates" in this Prospectus Supplement.

         Any Benefit Plan fiduciary considering the purchase of Class A Certificates should consult with its counsel with respect to the applicability of the Exemption and other issues and determine on its own whether all conditions have been satisfied and whether the Certificates are an appropriate investment for a Benefit Plan under ERISA and the Code. By its purchase of a Class A Certificate, each Benefit Plan purchaser shall be deemed to represent and warrant that it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act, in accordance with condition (6) above.

         The Class B Certificates may not be sold or transferred to a Benefit Plan, a trustee of any Benefit Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include a Benefit Plan's assets by reason of a Benefit Plan's investment in the entity, account or other pooled investment fund.

         Generally, for purposes of ERISA, an insurance company, insurance service, or insurance organization qualified to do business in a state (referred to herein as an "Insurer") is not a Benefit Plan; therefore, the foregoing restriction for sale or transfer to a Benefit Plan generally would not be applicable to an Insurer. However, under John Hancock Mutual Life Insurance Co.
v. Harris Bank and Trust, 114 S.Ct. 517 (1993), certain assets held in an Insurer's general account may be treated as Benefit Plan assets and thus the use of such "plan assets" to purchase the Class B Certificates may be subject to the fiduciary requirements of ERISA.

         The Seller and the Servicer do not intend to preclude Insurers that are otherwise qualified investors from purchasing the Class B Certificates; therefore, for purposes of this offering, the restriction for sale or transfer to a Benefit Plan will not be applied to prevent the transfer of Class B Certificates to an Insurer if such Insurer purchases such Class B Certificates with funds held in one or more of its general accounts, provided that the Insurer confirms that Section III of Prohibited Transaction Class Exemption 95-60 (the "Class Exemption") applies to the Insurer's acquisition and holding of such Class B Certificates. Neither the Servicer, the Seller, the Trustee, the Certificate Insurer, any Underwriter nor any of their respective affiliates makes any representation or expresses any opinion as to whether an Insurer constitutes a Benefit Plan or will be treated as managing Benefit Plan assets.]


                                  UNDERWRITING

         Subject to the terms and conditions contained in the Underwriting Agreement relating to the Class A Certificates (the "Underwriting Agreement"), the Seller has agreed to sell to PaineWebber Incorporated and Black Diamond Securities, LLC (the "Underwriters") and each Underwriter has agreed to purchase the principal amount of Class A Certificates set forth opposite its name below.



                                             Class A Certificates
Underwriters                                 Principal Amount


PaineWebber Incorporated                     $ [               ]

Black Diamond Securities, LLC                $ [               ]

Total                                        $ [               ]


         CPS and the Seller have been advised by the Underwriters that they propose to offer Class A Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. The Underwriters may effect such transactions by selling the Class A Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of Class A Certificates for whom they may act as agents. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A Certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         The Class A Certificates are a new issue of securities with no established trading market. The Underwriters have advised CPS and the Seller that they intend to act as market makers for the Class A Certificates. However, the Underwriters are not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of any trading market for the Class A Certificates.

         CPS and the Seller have agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect thereof.

                                 LEGAL OPINIONS

         Certain legal matters relating to the Certificates will be passed upon for the Seller, the Servicer and the Underwriters by Mayer, Brown & Platt, New York, New York. Certain legal matters related to the Policy will be passed upon for the Certificate Insurer by Bruce E. Stern, Esq., General Counsel of the Certificate Insurer.

                                 INDEX OF TERMS

Set forth below is a list of the defined terms used in this Prospectus Supplement and the pages on which the definitions of such terms may be found herein.


                                                                            Page


Actuarial Receivables........................................................40
Affiliate Receivables........................................................15
Affiliated Originator.........................................................6
Agreement.....................................................................6
Alpha Program................................................................25
APR.......................................................................8, 33
Benefit Plans................................................................61
Cede..................................................................5, 16, 43
Certificate Account..........................................................45
Certificate Insurer....................................................2, 6, 58
Certificate Owners.......................................................17, 43
Certificates...............................................................1, 6
Class A Certificate Balance...................................................9
Class A Certificateholders....................................................9
Class A Certificates.......................................................1, 6
Class A Distributable Amount.................................................48
Class A Interest Carryover Shortfall.........................................52
Class A Interest Distributable Amount........................................49
Class A Pass-Through Rate.....................................................9
Class A Percentage............................................................7
Class A Pool Factor..........................................................41
Class A Principal Carryover Shortfall........................................52
Class A Principal Distributable Amount.......................................49
Class B Certificate Balance...................................................9
Class B Certificateholders....................................................9
Class B Certificates.......................................................1, 6
Class B Distributable Amount.................................................49
Class B Interest Carryover Shortfall.........................................52
Class B Interest Distributable Amount........................................50
Class B Pass-Through Rate.....................................................9
Class B Percentage............................................................7
Class B Pool Factor..........................................................41
Class B Principal Carryover Shortfall........................................52
Class B Principal Distributable Amount.......................................49
Class Exemption..............................................................63
Code.........................................................................18
Collateral Agent.............................................................52
Collection Account...........................................................45
Collection Period............................................................10

                                                                            Page


Commission....................................................................3
Contracts....................................................................24
CPS Receivables...............................................................8
CPS........................................................................1, 6
Cram Down Loss...............................................................49
Cutoff Date...................................................................7
Dealer Agreements ...........................................................23
Dealers......................................................................23
Delta Program................................................................25
Deposit Institutions.........................................................25
Determination Date...........................................................47
Distribution Date ........................................................9, 13
DTC...................................................................5, 16, 43
Employee Plans...............................................................18
ERISA....................................................................18, 61
Events of Default............................................................55
Exchange Act..................................................................3
Exemption....................................................................61
Final Scheduled Distribution Date............................................10
Financed Vehicles ............................................................7
First Time Buyer Program.....................................................25
IFCs.......................................................................7, 8
Insurance Agreement..........................................................21
Insurer..................................................................18, 63
Linc Receivables..............................................................8
Linc..........................................................................6
Liquidated Receivable........................................................48
Liquidation Proceeds.........................................................48
Lock-Box Account.........................................................14, 45
Lock-Box Bank................................................................14
Lock-Box Processor...........................................................14
Obligors.....................................................................23
Original Pool Balance.........................................................8
Originators...................................................................6
Originator....................................................................6
Payahead Account.............................................................45
Payaheads....................................................................46
Pool Balance.................................................................41
Post Office Box..............................................................14
Principal Balance............................................................48
Principal Distributable Amount...........................................10, 49
Purchase Agreements...........................................................8
Purchase Agreement............................................................8
Purchase Amount..........................................................45, 48
Rating Agencies..............................................................18

                                                                            Page

Receivables...................................................................7
Record Date..................................................................13
Recoveries...................................................................48
Registration Statement........................................................3
Requisite Amount.............................................................12
Restricted Group.............................................................62
Rule of 78's Receivables.....................................................40
Rule of 78's.................................................................40
Samco Receivables.............................................................8
Samco.........................................................................6
Scheduled Payment............................................................48
Securities Act................................................................3
Seller.....................................................................1, 6
Servicer...................................................................1, 6
Service......................................................................17
Servicing Assumption Agreement...............................................15
Servicing Fee................................................................46
Simple Interest Receivables..................................................40
Spread Account...............................................................52
Standard Program.............................................................25
Standby Fee..................................................................15
Standby Servicer.......................................1, 6, 14, 15, 20, 42, 47
Sub-Prime Borrowers..........................................................24
Super Alpha Program..........................................................25
Total Distribution Amount....................................................48
Trust Asset...................................................................7
Trustee Fee..................................................................50
Trustee....................................................................1, 6
Trust......................................................................1, 6
UCC..........................................................................45
Underwriters.................................................................64
Underwriting Agreement.......................................................64

                                   PART II

Item 14.  Other Expenses of Issuance and Distribution

Registration Fee............................................$227,272.73
Printing and Engraving......................................$ 40,000.00
Legal Fees and Expenses.....................................$150,000.00
Accountants' Fees and Expenses..............................$ 20,000.00
Rating Agency Fees..........................................$ 50,000.00
Miscellaneous Fees..........................................$ 10,000.00
                                                            ------------
Total.......................................................$497,272.73
                                                            ============

Item 15.  Indemnification of Directors and Officers

         Indemnification. Under the laws which govern the organization of the registrant, the registrant has the power and in some instances may be required to provide an agent, including an officer or director, who was or is a party or is threatened to be made a party to certain proceedings, with indemnification against certain expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such person's status as an agent of Consumer Portfolio Services, Inc., if that person acted in good faith and in a manner reasonably believed to be in the best interests of Consumer Portfolio Services, Inc. and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful.

         Article IV of the Articles of Incorporation and Section 2 of Article VI of the Amended and Restated ByLaws of Consumer Portfolio Services, Inc. provides that all officers and directors of the corporation shall be indemnified by the corporation from and against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such person's status as an agent of Consumer Portfolio Services, Inc., if that person acted in good faith and in a manner reasonably believed to be in the best interests of Consumer Portfolio Services, Inc. and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful.

         The form of the Underwriting Agreement, to be filed as an exhibit to this Registration Statement, will provide that Consumer Portfolio Services, Inc. will indemnify and reimburse the underwriter(s) and each controlling person of the underwriter with respect to certain expenses and liabilities, including liabilities under the 1933 Act or other federal or state regulations or under
the  common  law,  which  arise  out  of  or  are  based  on  certain   material
misstatements or omissions in the Registration Statement. In addition, the Underwriting Agreement will provide that the underwriter(s) will similarly indemnify and reimburse Consumer Portfolio Services, Inc. with respect to certain material misstatements or omissions in the Registration Statement which are based on certain written information furnished by the underwriter(s) for use in connection with the preparation of the Registration Statement.

         Insurance. As permitted under the laws which govern the organization of the registrant, the registrant's Amended and Restated By-Laws permit the board of directors to purchase and maintain insurance on behalf of the registrant's agents, including its officers and directors, against any liability asserted against them in such capacity or arising out of such agents' status as such, whether or not the registrant would have the power to indemnify them against such liability under applicable law.

Item 16.  Exhibits and Financial Statements

      (a) Exhibits

1.1   --Form of Underwriting Agreement.

4.1 --Form of Pooling and Servicing Agreement, including the form of Certificates and certain other related agreements as Exhibits thereto.

5.1   --Opinion of Mayer, Brown & Platt with respect to legality.

8.1   --Opinion of Mayer, Brown & Platt with respect to tax matters.

10.1  --Form of CPS Purchase Agreement.

10.2  --Form of Affiliated Originator Purchase Agreement

23.1  --Consent of Mayer, Brown & Platt (included in its opinions filed as
      Exhibit 5.1 and Exhibit 8.1).

24.1  --Powers of Attorney.

      (b) Financial Statements

      All financial statements, schedules and historical financial information have been omitted as they are not applicable.

Item 17.   Undertakings


A.    Undertaking pursuant to Rule 415

      The undersigned registrant hereby undertakes as follows:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (2) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement; provided, however, that paragraphs (1) and (2) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B.  Undertaking pursuant to Rule 415

         (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.  Undertaking in respect of indemnification

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in such Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the capacities indicated.

                                    CONSUMER PORTFOLIO SERVICES, INC.
                                    as originator of the Trust (Registrant)




                                    By  /s/ Jeffrey P. Fritz
                                       ----------------------------------
                                       Name:  Jeffrey P. Fritz
                                       Title:  Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on April 8, 1998 by the following persons in the capacities indicated.


                                          Signatures
                                          Title

                                                            *
                                          -------------------------------------
                                          Charles E. Bradley, Sr.
                                          Director


                                          /s/ Charles E. Bradley, Jr.
                                          -------------------------------------
                                          Charles E. Bradley, Jr.
                                          President and Director


                                                            *
                                          -------------------------------------
                                          William B. Roberts
                                          Director



                                                            *
                                          -------------------------------------
                                          John G. Poole
                                          Director



                                                            *
                                          -------------------------------------
                                          Thomas L. Chrystie
                                          Director


                                                            *

                                          -------------------------------------
                                          Robert A. Simms
                                          Director



                                          /s/ Jeffrey P. Fritz
                                          -------------------------------------
                                          Jeffrey P. Fritz
                                          Chief Financial Officer and Secretary



                                          *By: /s/ Jeffrey P. Fritz
                                          -------------------------------------
                                          Jeffrey P. Fritz
                                          as attorney-in-fact

                          EXHIBIT INDEX

1.1   --Form of Underwriting Agreement.

4.1 --Form of Pooling and Servicing Agreement, and certain other related agreements as Exhibits thereto.

5.1   --Opinion of Mayer, Brown & Platt with respect to legality.

8.1   --Opinion of Mayer, Brown & Platt with respect to tax matters.

10.1  --Form of CPS Purchase Agreement.

10.2  --Form of Affiliated Originator Purchase Agreement.

23.1 --Consent of Mayer, Brown & Platt (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1).

24.1  --Powers of Attorney.